    As filed with the Securities and Exchange Commission on February 27, 2007

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N - CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08261

                               Ultra Series Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                               Steve Suleski, Esq.
                     Vice President, Deputy General Counsel
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2415

                                   ----------

Date of Fiscal Year End: December 31, 2006

Date of Reporting Period: December 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 on December 31, 2006 appears beginning on the following page.

  ANNUAL REPORT

    FOR PERIOD ENDED DECEMBER 31, 2006

    Conservative Allocation, Moderate Allocation, Aggressive Allocation, Money Market, Bond, High Income, Balanced, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Global Securities, and International Stock Funds of the Ultra Series Fund

    DISTRIBUTED BY:
    CUNA Brokerage Services, Inc.
    Office of Supervisory Jurisdiction
    2000 Heritage Way
    Waverly, IA 50677

    TELEPHONE:
    (319) 352-4090
    (800) 798-5500

    (MEMBERS LOGO)

    MEMBERS(R) Variable Annuity
    MEMBERS(R) Variable Annuity II
    MEMBERS(R) Choice Variable Annuity
    MEMBERS(R) Variable Annuity III
    MEMBERS(R) Variable Universal Life
    MEMBERS(R) Variable Universal Life II
    Ultra Vers-ALL LIFE(SM)

    This material is for reporting purposes only and shall not be used in connection with a solicitation, offer or any proposed sale or purchase of securities unless preceded or accompanied by a prospectus.

                     BUILT  TO  STAND  THE  TEST  OF  TIME.

                                 ANNUAL REPORT

This booklet contains an annual report for the Ultra Series Fund for our family of MEMBERS(R) Variable Annuity and MEMBERS(R) Variable Universal Life contracts. The Ultra Series Fund is the underlying mutual fund family supporting the subaccounts of the CUNA Mutual Life Variable Account and CUNA Mutual Life Variable Annuity Account.

The Ultra Series Fund includes the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Bond Fund, High Income Fund, Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, International Stock Fund, and Global Securities Fund.

If you own a MEMBERS(R) Variable Universal Life or Ultra Vers-ALL Life policy, as you refer to the annual report for the Ultra Series Fund, the funds available on your policy are the Mid Cap Growth Fund, Large Cap Growth Fund, Large Cap Value Fund, Balanced Fund, Bond Fund, and Money Market Fund.

If you own a MEMBERS(R) Variable Annuity I, MEMBERS(R) Variable Annuity II, MEMBERS(R) Choice Variable Annuity or MEMBERS(R) Variable Universal Life II policy, as you refer to the annual report for the Ultra Series Fund, the funds available on your policy are the Money Market Fund, Bond Fund, High Income Fund, Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, International Stock Fund, and Global Securities Fund.

If you have any questions, please call the Home Office at 1-800-798-5500, Monday through Friday, 7:00 a.m. to 8:00 p.m.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, nor does the Commission guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

LETTER TO SHAREHOLDERS


--------------------------------------------------------------------------------
(PHOTO OF DAVID P. MARKS)
--------------------------------------------------------------------------------

Dear Investor:

In my first letter to Ultra Series Fund investors, I commented on the changes in our processes and people, and focused on strengthening our near-term and longer-term performance. In this, my second letter, I am pleased to report that competitive results have been achieved essentially across all portfolios in the last 12 months. MEMBERS Capital Advisors has also added several research analysts to the team, and we are pleased that the team is working effectively toward our objectives of consistent long-term performance versus our benchmarks and our peer groups.

At the November 30, 2006 Board of Trustees meeting, we said farewell to a long time Trustee, Gwendolyn M. Boeke, upon her retirement from the Board. Since her appointment in 1988, she has contributed sound judgment and maintained the highest integrity in her role as an advocate for Ultra Series Fund investors. We will miss Gwen and we wish her the very best in the future.

We are pleased to announce the Board's election of Linda S. Foltz to the Board to succeed Gwen. Linda has a strong financial background and has been in executive leadership positions throughout her career. This appointment reflects the Board's commitment to providing capable and effective representation of Ultra Series Fund investors.

The attached report provides summaries of the activities and performance of each of the Ultra Series Funds, as well as the investments within each fund.

We remain committed to your long-term investment success and appreciate the opportunity to serve not only Ultra Series investors, but the entire credit union system. Please do not hesitate to contact me directly if you have any questions.

Sincerely,

/s/ DAVID P. MARKS
David P. Marks, CFA
President

                         Not part of the Annual Report.

-------------------------------------------------------------------------------

SUMMARY OF ECONOMIC AND FINANCIAL MARKET CONDITIONS

U.S. ECONOMY

The U.S. economy expanded in the twelve-month period ended December 31, 2006. In the first quarter of 2006, growth was quite strong as the economy rebounded powerfully from the shock caused by Hurricanes Katrina and Rita. Steady wage growth and job creation supported consumer spending throughout the period. A surge in energy and commodity prices dampened growth in the second quarter to some extent, and the economy slowed further in the third and fourth quarters as a rapidly cooling housing market began to detract significantly from economic growth. Manufacturing activity tied to automobiles and housing contracted as automakers tried to reduce inventories and residential construction slowed. "Core" (ex-food and energy) inflation remained above the Fed's 1.0%-2.0% "comfort zone" for most of the period but showed signs of easing in the fourth quarter. Late in the period the Fed revised its estimate of the long-term potential growth rate of the U.S. economy down from around 3.5% to around 2.75%. On this basis, the economy probably grew at about its potential during the period. Economists are divided about whether the housing slowdown will cause further economic weakening in 2007.

U.S. STOCKS

U.S. stocks posted solid gains over the period as market participants focused on robust corporate earnings and profit margins rather than concerns about energy prices, inflation, and the housing market. The performance differential between smaller stocks and larger stocks continued to narrow, with the S&P 100 Index of the largest stocks actually posting marginally higher returns than the Russell 2000(R) Index of small-cap stocks over the period. Smaller stocks have out-performed since 2000, but larger companies' more diverse end-markets and greater competitive strengths may help their relative performance amid slower U.S. economic growth. The Russell 2000(R) Index returned 18.37% during the period, and the S&P 500 Index of large-cap stocks returned 15.79%.

U.S. BONDS

U.S. bonds posted positive returns overall, helped by the Fed's decision to "pause" its campaign of monetary tightening after its June 29 meeting. The Fed did raise short-term interest rates four times during the period in 25 basis-point increments, taking the benchmark Federal Funds rate from 4.25% to 5.25%. U.S. Treasury Bonds at shorter durations modestly out-performed as the yield curve inverted but stayed relatively flat. Investment-grade and high-yield corporate bond spreads remained historically tight, with high-yield corporates significantly out-performing other types of domestic bonds during the period. Investors remain confident about the financial health and profitability of corporate America, but there are ongoing concerns about "event risk" as merger and acquisition activity affects individual bond issues amidst heavy activity by well-funded private equity investors seeking larger and larger deals.

INTERNATIONAL ECONOMIES AND FINANCIAL MARKETS

Economic growth was solid in the U.K and euro-zone, surprising economists, and remained very strong in Asia, with China continuing to generate 10%+ real GDP growth and consumer spending picking up in Japan and the developing economies of southeast Asia. Convinced that the Japanese expansion has strong momentum, the Bank of Japan raised interest rates for the first time in years. This, along with other central banks' efforts to tightening monetary policy, caused some jitters in emerging markets, but emerging markets stocks continued to out-perform other international stocks during the period. Both European and Japanese stocks also out-performed U.S. stocks in U.S. dollar-denominated terms as the dollar weakened against the euro and remained steady versus the yen. The MSCI Emerging Markets Free Index rose 32.59% during the period, while the MSCI EAFE Index of developed markets stocks rose 26.86%. The overall pace of global economic growth slowed modestly during the period.

                         Not part of the Annual Report.

-------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                              PAGE
                                                              ----
FUND PERFORMANCE REVIEWS
         Conservative Allocation Fund.......................    2
         Moderate Allocation Fund...........................    4
         Aggressive Allocation Fund.........................    6
         Bond Fund..........................................    8
         High Income Fund...................................   10
         Balanced Fund......................................   12
         Large Cap Value Fund...............................   14
         Large Cap Growth Fund..............................   16
         Mid Cap Value Fund.................................   18
         Mid Cap Growth Fund................................   20
         Global Securities Fund.............................   22
         International Stock Fund...........................   24
PORTFOLIOS OF INVESTMENTS
         Conservative Allocation Fund.......................   26
         Moderate Allocation Fund...........................   27
         Aggressive Allocation Fund.........................   28
         Money Market Fund..................................   29
         Bond Fund..........................................   31
         High Income Fund...................................   37
         Balanced Fund......................................   44
         Large Cap Value Fund...............................   51
         Large Cap Growth Fund..............................   53
         Mid Cap Value Fund.................................   56
         Mid Cap Growth Fund................................   60
         Global Securities Fund.............................   62
         International Stock Fund...........................   66
FINANCIAL STATEMENTS
         Statements of Assets and Liabilities...............   72
         Statements of Operations...........................   76
         Statements of Changes in Net Assets................   80
         Financial Highlights...............................   86
NOTES TO FINANCIAL STATEMENTS...............................   92
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....  101
OTHER INFORMATION...........................................  102
TRUSTEES AND OFFICERS.......................................  106

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT FEDERALLY INSURED, INVOLVE INVESTMENT RISK, MAY LOSE VALUE AND ARE NOT OBLIGATIONS OF OR GUARANTEED BY THE CREDIT UNION. For more complete information about the Ultra Series Fund, including charges and expenses, request a prospectus from your registered representative or from CUNA Mutual Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677. Consider the investment objectives, risks, and charges and expenses of the investment carefully before investing. The prospectus contains this and other information about the investment company. For more current performance information, please call 1-800-798-5500. Current performance may be lower or higher than the performance data quoted within. Past performance does not guarantee future results.

-------------------------------------------------------------------------------

CONSERVATIVE ALLOCATION FUND


--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Conservative Allocation Fund seeks income, capital appreciation and relative stability of value.
PORTFOLIO MANAGEMENT

Scott D. Opsal, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Allocation Funds. He is supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES

The Conservative Allocation Fund invests primarily in shares of underlying funds. The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the fund's investment adviser. Under normal circumstances, the fund's total net assets will be allocated among asset classes and underlying funds, including those whose shares trade on a stock exchange ("exchange traded funds" or ETFs) in approximately the following proportions:

                                                              CONSERVATIVE
                                                               ALLOCATION
                                                                  FUND
                                                              ------------
Money Market Funds                                                0-20%
Debt Securities                                                  40-80%
Below Invest. Grade Debt Securities                               0-20%
Equity Securities                                                 0-40%
Foreign Securities                                                0-20%
Alternative Assets                                                0-20%

--------------------------------------------------------------------------------


Since this fund's June 30, 2006 launch, it has enjoyed a very favorable U.S. investment market. After a brief stock market downturn to mid-July, it turned up nicely when the Federal Reserve indicated it may be done raising interest rates. Stocks then rose quite steadily to year-end, providing gains for this six-month period of approximately 12% for the typical broad market index. Likewise, the bond market generally rose in price as interest rates on ten-year U.S. Treasury Bonds, as an example, declined from over 5% to under 4 1/2% in November, although rates did rise through most of December and ended the year at 4.70%.

This favorable environment, along with good performance from the diverse portfolio of funds that constitute the assets of the Conservative Allocation Fund, provided its shareholders with a return for the six-month period ended December 31, 2006 of 7.34%. Over time, we would not be surprised to see annual returns from this fund in this range, but rarely for periods as short as six months. This return does, however, constitute a nice "welcome gift" from the fund to its initial shareholders.

The fund's custom benchmark (see the description on the following page) returned 7.01% for the six-month period ended December 31, 2006. The fund outperformed this index benchmark in spite of the fact that the index return reflects no management fees or expenses. This outperformance was provided largely by the fund's slightly larger allocation to stocks versus fixed income investments, which reflected management's favorable market outlook, as well as consistently good performance relative to the market averages from its portfolio investments. Of particular benefit to the fund during this period was its exposure to what proved to be a leading area of the stock market via the MEMBERS Large Cap Value Fund.

Looking ahead, we don't expect a repeat of the fund's initial strong performance. Interest rates appear unlikely to fall as much and stocks can't be expected to repeat their strong gains of the last six months of 2006. We do see good value in stocks generally, however, and don't expect interest rates to rise enough to fully offset the interest income from bonds. The fund's widely diversified portfolio of MEMBERS Funds and other very well regarded funds should provide conservative, long-term investors with some income, some capital appreciation, and relative stability of value -- a combination that should serve the long-term needs of many prudent investors.

MEMBERS Capital Advisors, Inc. - Adviser

--------------------------------------------------------------------------------
2

CONSERVATIVE ALLOCATION FUND PERFORMANCE REVIEW

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1)

(LINEGRAPH)

                                                                                              CONSERVATIVE ALLOCATION FUND CUSTOM
                                                             CONSERVATIVE ALLOCATION FUND                  INDEX(2)
                                                             ----------------------------     -----------------------------------
Jun-06                                                                $10,000                           $10,000
Dec-06                                                                $10,734                           $10,701

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                              SECTOR ALLOCATION AS
                           A PERCENTAGE OF NET ASSETS

(PIE CHART)

Debt Securities                                                                  54%
Equity Securities                                                                23%
Money Market Securities and Other Net Assets                                     12%
Alternative Asset Classes                                                         6%
Foreign Securities                                                                5%




                             PORTFOLIO HOLDINGS AS
                          A PERCENTAGE OF NET ASSETS*

MEMBERS Bond Fund Class Y          30%
MEMBERS Cash Reserves Fund Class   12%
Y
MEMBERS Large Cap Growth Fund      11%
Class Y
Western Asset Intermediate Bond    10%
Portfolio
Dodge & Cox Income Fund            10%
MEMBERS Large Cap Value Fund        8%
Class Y
Cohen & Steers Institutional        6%
Realty Shares, Inc.
MEMBERS International Stock Fund    5%
Class Y
MEMBERS High Income Fund Class Y    4%
MEMBERS Mid Cap Growth Fund         4%
Class Y

*Each underlying fund has its own risks and investment strategies. A copy of each fund investment's financial statements is available at no cost on the EDGAR Database on the SEC's website at www.sec.gov.

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2006

                                               Since
                                            Inception(3)
                                            ------------
CONSERVATIVE ALLOCATION FUND                    7.34%
Conservative Allocation Fund Custom
  Index(2)                                      7.01%

(2) The Conservative Allocation Fund Custom Index consists of 55% Merrill Lynch U.S. Domestic Master Index, 30% Russell 1000(R) Index, and 15% 90-Day U.S. Treasury Bills.
(3) Fund commenced investment operations on June 30, 2006.

--------------------------------------------------------------------------------

MODERATE ALLOCATION FUND


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Moderate Allocation Fund seeks capital appreciation, income and moderated market risk.
PORTFOLIO MANAGEMENT

Scott D. Opsal, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Allocation Funds. He is supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES

The Moderate Allocation Fund invests primarily in shares of underlying funds. The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the fund's investment adviser. Under normal circumstances, the fund's total net assets will be allocated among asset classes and underlying funds, including those whose shares trade on a stock exchange ("exchange traded funds" or ETFs) in approximately the following proportions:

                                                               MODERATE
                                                              ALLOCATION
                                                                 FUND
                                                              ----------
Money Market Funds                                               0-15%
Debt Securities                                                 20-60%
Below Invest. Grade Debt Securities                              0-30%
Equity Securities                                               30-70%
Foreign Securities                                               0-30%
Alternative Assets                                               0-20%

--------------------------------------------------------------------------------


Since this fund's June 30, 2006 launch, it has enjoyed very favorable U.S. and international investment markets. After trailing off early in the six-month period ended December 31, 2006, stock markets generally worldwide turned up nicely when the U.S. Federal Reserve indicated it may be done raising interest rates. Most stock markets then rose quite steadily to year-end, providing gains that ranged from about 12% for the typical broad U.S. market index to 15% for the Morgan Stanley Europe, Australasia and Far East (EAFE) Index. Emerging markets and some specialty areas advanced even more. Likewise, the bond markets generally rose in price as interest rates on the ten-year U.S. Treasury, as an example, declined from over 5% to under 4 1/2% in November, although rates did rise through most of December and ended the year at 4.70%.

This favorable environment, along with good performance from the very diverse portfolio of funds that constitute the assets of the Moderate Allocation Fund, provided its shareholders with a return for the six-month period ended December 31, 2006 of 9.87%. Over time, we would not be surprised to see annual returns from this fund in this range, but rarely for periods as short as six months. This return does, however, constitute a nice "welcome gift" from the fund to its initial shareholders.

The fund's custom benchmark (see the description on the following page) returned 9.76% for the six-month period ended December 31, 2006. The fund outperformed this index benchmark, in spite of the fact that the index return reflects no management fees or expenses. This outperformance was provided largely by the fund's modestly larger allocation to stocks versus fixed income investments, which reflected management's favorable market outlook, as well as consistently good performance relative to their market averages from its portfolio investments. Of particular benefit to the fund during this period was its exposure to what proved to be a leading area of the world stock markets via the MEMBERS International Stock Fund and Vanguard Emerging Markets ETF.

Looking ahead, we don't expect a repeat of the fund's initial strong performance. Interest rates appear unlikely to fall as much and stocks can't be expected to repeat their strong gains of the last six months of 2006. We do see good value in stocks generally, however, and don't expect interest rates to increase enough to fully offset the interest income from bonds. The fund's widely diversified portfolio of MEMBERS Funds and other very well regarded funds should provide moderate-risk, long-term investors with some capital appreciation, some income, and moderate stability of value -- a combination that should serve the long-term needs of many investors.

MEMBERS Capital Advisors, Inc. - Adviser

--------------------------------------------------------------------------------
4

MODERATE ALLOCATION FUND PERFORMANCE REVIEW

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1)

(LINEGRAPH)

                                                                                                 MODERATE ALLOCATION FUND CUSTOM
                                                                  MODERATE ALLOCATION FUND                   INDEX(2)
                                                                  ------------------------       -------------------------------
Jun-06                                                                   $10,000                            $10,000
Dec-06                                                                   $10,987                            $10,976

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                              SECTOR ALLOCATION AS
                           A PERCENTAGE OF NET ASSETS

(PIE CHART)

Equity Securities                                                                46%
Alternative Asset Classes                                                         5%
Money Market Securities and Other Net Assets                                      5%
Foreign Securities                                                               15%
Debt Securities                                                                  29%


                             PORTFOLIO HOLDINGS AS
                          A PERCENTAGE OF NET ASSETS*

MEMBERS Large Cap Growth Fund
Class Y                            16%
MEMBERS International Stock Fund
Class Y                            13%
Western Asset Intermediate Bond
Portfolio                          12%
MEMBERS Large Cap Value Fund
Class Y                            12%
MEMBERS Mid Cap Growth Fund
Class Y                            10%
MEMBERS Bond Fund Class Y          10%
MEMBERS High Income Fund Class Y    7%
MEMBERS Mid Cap Value Fund Class
Y                                   6%
Cohen & Steers Institutional
Realty Shares, Inc.                 5%
MEMBERS Cash Reserves Fund Class
Y                                   5%
Vanguard Emerging Markets ETF       2%
iShares S&P SmallCap 600/BARRA
Growth Index Fund ETF               1%
iShares S&P SmallCap 600/BARRA
Value Index Fund ETF                1%

*Each underlying fund has its own risks and investment strategies. A copy of each fund investment's financial statements is available at no cost on the EDGAR Database on the SEC's website at www.sec.gov.

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2006

                                               Since
                                            Inception(3)
                                            ------------
MODERATE ALLOCATION FUND                        9.87%
Moderate Allocation Fund Custom Index(2)        9.76%

(2) The Moderate Allocation Fund Custom Index consists of 50% Russell 3000(R) Index, 30% Merrill Lynch U.S. Domestic Master Index, 10% MSCI EAFE Index, and 10% 90-Day U.S. Treasury Bills.
(3) Fund commenced investment operations on June 30, 2006.

--------------------------------------------------------------------------------

AGGRESSIVE ALLOCATION FUND


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Aggressive Allocation Fund seeks capital appreciation.

PORTFOLIO MANAGEMENT
Scott D. Opsal, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Allocation Funds. He is supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES
The Aggressive Allocation Fund invests primarily in shares of underlying funds. The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors, the fund's investment adviser. Under normal circumstances, the fund's total net assets will be allocated among asset classes and underlying funds, including those whose shares trade on a stock exchange ("exchange traded funds" or ETFs) in approximately the following proportions:

                                                             AGGRESSIVE
                                                             ALLOCATION
                                                                FUND
                                                             ----------

Money Market Funds                                              0-10%
Debt Securities                                                 0-50%*
Below Invest. Grade Debt Securities                                  *
Equity Securities                                             50-100%
Foreign Securities                                              0-40%
Alternative Assets                                              0-20%

*Entire percentage could be invested in below investment grade debt securities.
--------------------------------------------------------------------------------

Since this fund's June 30, 2006 launch, it has enjoyed very favorable U.S. and international investment markets. After trailing off early in the six-month period ended December 31, 2006, stock markets generally worldwide turned up nicely when the U.S. Federal Reserve indicated it may be done raising interest rates. Most stock markets then rose quite steadily to year-end, providing gains that ranged from about 12% for the typical broad U.S. market index to 15% for the Morgan Stanley Europe, Australasia and Far East (EAFE) Index. Emerging markets and some specialty areas advanced even more.

This favorable environment, along with good performance from the diverse portfolio of equity funds that constitute the assets of the Aggressive Allocation Fund, provided its shareholders with a return for this six-month period ended December 31, 2006 of 12.49%. Over time, we hope to see annual returns from this fund in this range, but rarely for periods as short as six months. This return does, however, constitute a nice "welcome gift" from the fund to its initial shareholders.

The fund's custom benchmark (see the description on the following page) returned 14.67% for the six-month period ended December 31, 2006. Approximately one-third of this 2.18% return difference relative to the fund's return is because the benchmark return reflects no management fees or expenses. Also, the fund maintained a modestly smaller allocation to international and emerging market stocks versus domestic stocks for most of the period, which reflected management's concern about these markets' valuation levels after their significant outperformance in recent years. This concern was then punctuated by the sudden 15% decline in the EAFE Index and 25% drop in emerging markets indexes between May 8th and June 9th, just as the fund's portfolio was being constructed.

Looking ahead, we don't expect a repeat of the world stock markets' exceptionally strong performance seen in the last six months of 2006. We do see good value in stocks both here and abroad, however, and look for attractive long-term returns along with periods of great volatility. The fund's widely diversified portfolio of MEMBERS Funds and other very well regarded stock funds should provide higher-risk, long-term investors with an attractive level of capital appreciation on average over the years. It is important to recognize, however, that this fund is and will usually be almost entirely invested in equities. It is not diversified across multiple asset classes other than various styles of equities, primarily domestic and international common stocks. Investors who are prepared to weather occasionally very challenging periods should benefit from using this fund in their pursuit of attractive long-term total returns.

MEMBERS Capital Advisors, Inc. - Adviser

--------------------------------------------------------------------------------
6

AGGRESSIVE ALLOCATION FUND PERFORMANCE REVIEW

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1)

(LINEGRAPH)

                                                                                                AGGRESSIVE ALLOCATION FUND CUSTOM
                                                                AGGRESSIVE ALLOCATION FUND                  INDEX(2)
                                                                --------------------------      ---------------------------------
Jun-06                                                                  $10,000                          $10,000
Dec-06                                                                  $11,249                          $11,467

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                              SECTOR ALLOCATION AS
                           A PERCENTAGE OF NET ASSETS

(PIE CHART)

Equity Securities                                                                67%
Money Market Securities and Other Net Assets                                      0%
Alternative Asset Classes                                                         4%
Foreign Securities                                                               29%


                             PORTFOLIO HOLDINGS AS
                          A PERCENTAGE OF NET ASSETS*

MEMBERS International Stock Fund
Class Y                              24%
MEMBERS Large Cap Growth Fund
Class Y                              20%
MEMBERS Large Cap Value Fund
Class Y                              15%
MEMBERS Mid Cap Growth Fund
Class Y                              15%
MEMBERS Mid Cap Value Fund Class
Y                                    11%
Vanguard Emerging Markets ETF         5%
Cohen & Steers Institutional
Realty Shares, Inc.                   4%
iShares S&P SmallCap 600/BARRA
Value Index Fund ETF                  3%
iShares S&P SmallCap 600/BARRA
Growth Index Fund ETF                 3%

*Each underlying fund has its own risks and investment strategies. A copy of each fund investment's financial statements is available at no cost on the EDGAR Database on the SEC's website at www.sec.gov.

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2006

                                             Since
                                          Inception(3)
                                        ----------------
AGGRESSIVE ALLOCATION FUND                   12.49%
Aggressive Allocation Fund Custom
  Index(2)                                   14.67%

(2) The Aggressive Allocation Fund Custom Index consists of 55% Russell 1000(R) Index, 22% MSCI EAFE Index, 15% Russell 2000(R) Index and 8% MSCI Emerging Markets Index.
(3) Fund commenced investment operations on June 30, 2006.

--------------------------------------------------------------------------------

BOND FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

PORTFOLIO MANAGEMENT
Dean "Jack" Call, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Bond Fund. He is supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Duration is a measure of a security's price sensitivity to changes in interest rates. The fund may invest in the following instruments:

- CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;

- U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

- FOREIGN GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories;

- ASSET-BACKED AND MORTGAGE-BACKED SECURITIES: including those representing mortgage, commercial or consumer loans originated by credit unions to the extent permitted by law and available in the market; and

- NON-RATED DEBT SECURITIES: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by the fund's investment adviser to have an investment quality equivalent to the four highest categories.
--------------------------------------------------------------------------------

The Ultra Series Bond Fund returned 4.01% during the twelve-month period ended December 31, 2006, underperforming the Merrill Lynch U.S. Domestic Master Index which returned 4.32%. The Fund underperformed the average peer by 23 basis points, net of fees, and was in the top 61% of its Morningstar-ranked peer group(1).

The bond market in 2006 can be described as non-eventful. The 10-year U.S. Treasury Bond finished the year only 31 basis points above where it started and rates remained historically low. Further, the housing market did not implode, consumers remained resilient, and inflation, although modestly above the Federal Reserve's comfort zone, remained contained. All this allowed the economy to hum along at or slightly below trend GDP growth of approximately 3%. Against this backdrop spread sectors such as mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and corporate securities outperformed. With the exception of corporate bonds, management's decision to generally overweight these sectors benefited performance. Mid-year saw the out-performance of risky assets begin to wane as the Fed approached the end of its tightening cycle. At this point we reduced exposure to risky assets, namely corporate bonds, in anticipation that spreads would begin to widen as the economy slowed. This strategy helped performance in May and June but the economy remained firm and the underweight to corporate securities, particularly those below investment grade, proved to be a drag on performance during the second half of the year.

At the tactical level, security selection was neither a positive nor a negative for performance. In the corporate portion of the portfolio, performance was helped by overweighting firms in the basic industry, electric and rail industries and underweighting the energy sector. Performance was hurt by underweight exposure to communications and finance companies and overweighting consumer non-cyclical companies. The portfolio's lack of exposure to airline and tobacco bonds also detracted from performance.

There has been and continues to be great liquidity in the capital markets. Couple this with a low yield environment and companies have sacrificed credit quality in the name of improving returns to shareholders. We positioned the portfolio for such an environment by reducing exposure in the corporate sector and diversifying risk by adding more names with an up-in-quality bias. However, we were still bit by the "event risk" bug suffering from a management led buy-out at Kinder Morgan and an announced leveraged buy-out of Harrahs leading to losses in both positions hurting performance. We continue to monitor these holdings as well as the other portfolio holdings very closely to reduce and manage risk. Management maintains a cautious stance towards seeking excess return via reaching for yield as spreads are tight and most sectors of the fixed-income market appear to be fully or richly valued.

MEMBERS Capital Advisors, Inc. - Adviser

(1)Morningstar, Inc., an investment research and reporting company, compiles and analyzes stock, mutual fund and variable annuity data, and assigns performance ratings and rankings. The Morningstar peer data for the Bond Fund is based on total returns, without the inclusion of sales charges, of 161 intermediate-term bond funds for the 12-month period ended 12/31/2006. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
8

BOND FUND PERFORMANCE REVIEW

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1)

(LINEGRAPH)

                                                                                               MERRILL LYNCH U.S. DOMESTIC MASTER
                                                                       BOND FUND                             INDEX
                                                                       ---------               ----------------------------------
Dec-96                                                                 $10,000                              $10,000
Dec-97                                                                 $10,745                              $10,965
Dec-98                                                                 $11,411                              $11,938
Dec-99                                                                 $11,495                              $11,824
Dec-00                                                                 $12,427                              $13,211
Dec-01                                                                 $13,461                              $14,310
Dec-02                                                                 $14,612                              $15,800
Dec-03                                                                 $15,056                              $16,451
Dec-04                                                                 $15,563                              $17,165
Dec-05                                                                 $19,955                              $17,604
Dec-06                                                                 $16,594                              $18,366

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Commercial Mortgage Backed                                                        9%
Corporate Notes and Bonds                                                        26%
U.S. Government and Agency Obligations                                           30%
Cash and Other Net Assets                                                         3%
Mortgage Backed                                                                  25%
Private Label Mortgage Backed                                                     2%
Asset Backed                                                                      5%


AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2006

                                                 1 Year       3 Years       5 Years       10 Years
                                                 -------------------------------------------------
BOND FUND                                         4.01%        3.29%         4.27%          5.19%
Merrill Lynch U.S. Domestic Master Index          4.32         3.73          5.11           6.26

--------------------------------------------------------------------------------

HIGH INCOME FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The High Income Fund seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.

PORTFOLIO MANAGEMENT
MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the Ultra Series funds under a "manager or managers" approach. Shenkman Capital Management, Inc. ("SCM") is currently the only subadviser for the High Income Fund. Mark R. Shenkman; Frank X. Whitley; and Mark R. Flanagan, CPA, CFA are the funds co-primary portfolio managers responsible for deciding which securities are purchased or sold in the High Income Fund.

PRINCIPAL INVESTMENT STRATEGIES
The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities
--------------------------------------------------------------------------------

During the twelve-month period ended December 31, 2006 the Ultra Series High Income Fund returned 9.03%, an attractive return among bond funds in general, but underperforming the Merrill Lynch U.S. High Yield Master II Index, which returned 11.77% for the same period.

The high yield market in 2006 experienced its second best full year performance since 1977. This return was significantly better than many other fixed income sectors, with the Merrill Lynch Corporate Index returning 4.38% and the Merrill Lynch Treasury Index posting a 3.48% return for the year. 2006 marked the high yield market's fourth consecutive year of outperforming other U.S. fixed income sectors. Three key developments that positively impacted the high yield market in 2006 were the Fed's decision to stop raising rates, the correction in the U.S. housing market, and a continuing appetite for risk in the high yield market. Defaults continued to trend lower in the fourth quarter and finished the year at 1.69%. For the full year, default rates reached a 25-year low as only 17 issuers defaulted, the lowest on record since 1981.

The unexpectedly robust high yield index return was predominantly driven by unparalleled performance in the automotive sector, and substantial performance in CCC- rated bonds and bonds priced below $90, categories in which the fund was strategically underweighted. For example, General Motors and Ford, the two largest issuers in the Merrill Lynch High Yield Index at a combined 11%, returned 29% and 22%, respectively. CCC- rated bonds and bonds priced below $90 returned over 18% and 13%, respectively.

The fund continues to be less exposed to lower tier credits than the overall index, as we have been reluctant to pay up for the more marginal credits. Given the Fed's pause in raising interest rates and our positive outlook for high yield, we continue to move out of bonds with high premiums (and, therefore, limited upside) in favor of lower priced bonds and new issues that we believe have more capital appreciation potential. Key positive drivers of the portfolio's performance during the year were its holdings in the telecom, support-services, cable and diversified media industries. The portfolio's largest industry weighting is in telecom (7.6%) The portfolio is strategically overweight in the support-services and gaming sectors, as we believe the fundamental outlook and relative value in these sectors are compelling. We expect the new issue calendar to continue to be a source of the most attractive investment opportunities as we head into 2007.

The current outlook for high yield appears favorable, although 2006 returns may be difficult to replicate. Default rates should remain near record low levels in 2007, although we believe they will begin to trend up from this record low level. If inflation remains at or below current levels and the U.S. economy continues to be slowed, but not debilitated, by the U.S. housing slump, the Federal Reserve should be in a position to maintain or possibly even begin to lower interest rates. The combination of low defaults, reasonable spreads, moderate GDP growth in the 2.7% range, limited inflation pressures, and relatively low volatility should bode positively for the high yield asset class in 2007.

MEMBERS Capital Advisors, Inc. - Adviser

Shenkman Capital Management, Inc. - Subadviser

--------------------------------------------------------------------------------
10

HIGH INCOME FUND PERFORMANCE REVIEW

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1)

(LINEGRAPH)

                                                                                            MERRILL LYNCH U.S. HIGH YIELD MASTER II
                                                                 HIGH INCOME FUND                           INDEX
                                                                 ----------------           ---------------------------------------
Oct-00                                                             $10,000                                $10,000
Dec-00                                                             $ 9,997                                $ 9,835
Dec-01                                                             $10,342                                $10,276
Dec-02                                                             $10,659                                $10,081
Dec-03                                                             $12,628                                $12,919
Dec-04                                                             $13,755                                $14,323
Dec-05                                                             $14,100                                $14,716
Dec-06                                                             $15,373                                $16,448

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

Telecommunications        7%
Support Services          7%
Gaming                    7%
Utilities                 6%
Health Care               5%
Oil and Gas               5%
Media - Cable             5%
Forestry/Paper            5%
Cash and Other Net
  Assets                  4%
Technology                4%
Non Food and Drug
  Retailers               4%
Media - Diversified and
  Services                4%
Automotive                4%
Consumer Products         4%
Chemicals                 3%
Environmental             3%
Metals and Mining         3%
Aerospace/Defense         3%
Printing and Publishing   3%
Building Materials        2%
Media - Broadcasting      2%
Food and Drug Retailers   2%
Beverage/Food             2%
Packaging                 1%
Apparel/Textiles          1%
Transportation            1%
General Industrial and
  Manufacturing           1%
Hotels                    1%
Leisure and
  Entertainment           1%
Steel                     0%*

*Rounds to 0%

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2006

                                                                                            Since
                                                1 Year       3 Years       5 Years       Inception(2)
                                                -----------------------------------------------------
HIGH INCOME FUND                                 9.03%        6.78%         8.25%            7.22%
Merrill Lynch U.S. High Yield Master II Index   11.77         8.37          9.86             8.40

(2) Fund commenced investment operations on October 31, 2000.

--------------------------------------------------------------------------------

BALANCED FUND PERFORMANCE REVIEW

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

PORTFOLIO MANAGEMENT
John H. Brown, CFA, and Dean "Jack" Call, CFA, at MEMBERS Capital Advisors are co-lead portfolio managers and are responsible for deciding which securities are purchased or sold in the Balanced Fund. They are supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES
The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. Stock, bond and cash components will vary reflecting the relative availability of attractively priced stocks and bonds. Generally, however, common stocks will constitute 50% to 70% of the fund's assets, bonds will constitute 25% to 50% of the fund's assets and money market instruments may constitute up to 25% of the fund's assets. The Balanced Fund typically invests in equity or bond securities which are similar to those in which the Large Cap Growth, Large Cap Value and Bond Funds invest.
--------------------------------------------------------------------------------

The Ultra Series Balanced Fund returned 9.98% during the twelve-month period ended December 31, 2006. Its representative market indexes, the Merrill Lynch U.S. Domestic Master Index and the Russell 1000(R) Index returned 4.32% and 15.46%, respectively. The U.S. stock market had another strong year of performance in 2006, but returns varied considerably among the various categories of stocks. For instance, the Frank Russell style indexes show that small-cap value stocks returned nearly 23.5% for the year while large-cap growth stocks' return barely exceeded 9%. This reflected our economy's ability to continue growing at a comfortable rate, the benign interest rate environment, and inflation rates that have remained quite stable in the face of high and volatile energy prices. Such economically comfortable environments are usually favorable for the stocks of "low expectations" value companies, as well as those of smaller and generally lower quality, higher risk companies.

The fund entered the year emphasizing the areas that appeared most attractive on a historical basis -- energy due to its low valuations, information technology and health care to reflect the undervaluation of growth areas relative to value, and larger companies in general after five years of outperformance by smaller-cap stocks. As the year progressed, we also added consumer discretionary exposure, another area that had been ignored by the market for some time.

Energy stocks were big contributors to fund returns due to their overweight in the portfolio and favorable stock selection, as were materials stocks like Inco -- the subject of a merger offer. Information technology stocks provided more disappointments than positive surprises as names like Yahoo!, eBay, Dell and Intel all failed to meet investors' expectations.

At the tactical level in the fixed income portion of the fund, security selection was neither a positive nor a negative for performance. In the corporate portion of the portfolio, performance was helped by overweighting firms in the basic industry, electric and rail industries and underweighting the energy sector. Performance was hurt by underweight exposure to communications and finance companies and overweighting consumer non-cyclical companies. The portfolio's lack of exposure to airline and tobacco bonds also detracted from performance.

As we ended the year, we were actively moving the fund in the direction of its new heightened focus on income. This consists primarily of reducing the stock component of the fund relative to bonds, and more emphasis within the stock component on dividend yield, meaning generally less exposure to consumer discretionary and technology stocks and more in the financial, telecom and consumer staples areas. We expect this transition to increase the monthly distributed income from the fund without significantly changing the fund's basic risk or total return profiles.

MEMBERS Capital Advisors, Inc. - Adviser

--------------------------------------------------------------------------------
12

BALANCED FUND PERFORMANCE REVIEW

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1)

(LINEGRAPH)

                                                                          MERRILL LYNCH U.S. DOMESTIC
                                                    BALANCED FUND                MASTER INDEX              RUSSELL 1000(R) INDEX
                                                    -------------         ---------------------------      ---------------------
Dec-96                                               $10,000                        $10,000                      $10,000
Dec-97                                               $11,687                        $10,965                      $13,285
Dec-98                                               $13,253                        $11,938                      $16,875
Dec-99                                               $15,174                        $11,824                      $20,404
Dec-00                                               $15,759                        $13,211                      $18,815
Dec-01                                               $15,276                        $14,310                      $16,472
Dec-02                                               $13,575                        $15,800                      $12,906
Dec-03                                               $15,857                        $16,451                      $16,764
Dec-04                                               $17,180                        $17,165                      $18,675
Dec-05                                               $17,849                        $17,604                      $19,845
Dec-06                                               $19,630                        $18,366                      $22,913

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Common Stocks                                                                    52%
Asset Backed                                                                      2%
Commercial Mortgage Backed                                                        4%
Private Label Mortgage Backed                                                     1%
Corporate Notes and Bonds                                                        12%
Mortgage Backed                                                                  12%
U.S. Government and Agency Obligations                                           15%
Cash and Other Net Assets                                                         2%

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2006

                                                 1 Year       3 Years       5 Years       10 Years
                                                 -------------------------------------------------
BALANCED FUND                                     9.98%         7.37%        5.14%          6.98%
Merrill Lynch U.S. Domestic Master Index          4.32          3.73         5.11           6.26
Russell 1000(R) Index                            15.46         10.98         6.82           8.64

--------------------------------------------------------------------------------

LARGE CAP VALUE FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Large Cap Value Fund seeks long-term capital growth with income as a secondary consideration.

PORTFOLIO MANAGEMENT
Scott D. Opsal, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Large Cap Value Fund. He is supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES
The Large Cap Value Fund will focus on stocks of companies with financial and market strength and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such large cap stocks (generally a market capitalization of more than $10 billion or the smallest companies in the Russell 1000(R) Value Index if smaller). The fund generally follows what is known as a "value" approach which generally means that the managers seek to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors.
--------------------------------------------------------------------------------

The U.S. stock market had another strong year of performance in 2006, and the value category led the way. This reflected our economy's ability to continue growing at a comfortable rate, the benign interest rate environment, and inflation rates that have remained quite stable in the face of high and volatile energy prices. Such economically comfortable environments are usually favorable for the stocks of "low expectations" value companies, as well as those of smaller and generally lower quality, higher risk companies.

For the twelve-month period ended December 31, 2006, the Ultra Series Large Cap Value Fund provided a very attractive return of 20.55%. This approximated the Russell 1000(R) Value Index's 22.25% return, a significant achievement in a year when (according to Morningstar, Inc.) the median such fund returned 18.32% and only 6.3% of large-cap value funds beat the benchmark as the lower quality end of the market outperformed(1). Aiding the fund's performance this year relative to the benchmark were its above-benchmark exposure to larger capitalization companies, and its under-weighting and out-performance in financials like RenaissanceRe Holdings, which advanced nearly 37% when the 2006 hurricane season proved to be much calmer than in 2005. Favorable stock selection in consumer discretionary stocks (Newel, McDonald's and Disney) also added to returns relative to the index.

As noted above, the favorable economic environment of 2006 generally made owning stocks of high quality, stable-growing companies less advantageous than owning riskier alternatives. The fund's holdings in some consumer staples companies like Sara Lee, General Mills and Proctor & Gamble were notable laggers. Similarly, some of the leading technology companies (Intel, Computer Associates, and Computer Sciences) failed to keep up in this risk-seeking market. In general, the fund is more exposed than the index to modestly higher growth rate and higher quality companies, a sound long-term approach that simply wasn't rewarded in 2006.

We look for this risk preference among investors to continue awhile longer, until either the economy shows more significant signs of slowing or the lower quality end of the market reaches valuation levels nearly equal to those of higher quality alternatives. We may not see the former for some time, but we do believe we are approaching the latter point where investors will begin to see good value in quality, proven companies that are more likely to sustain their operating performance when the economy does reach the inevitable more challenging scenario. The fund is positioned to benefit in this environment while still doing well -- as it did in 2006 -- if investors continue to seek the potentially greater upside of the lower quality areas of the market.

MEMBERS Capital Advisors, Inc. - Adviser

(1)Morningstar, Inc., an investment research and reporting company, compiles and analyzes stock, mutual fund and variable annuity data, and assigns performance ratings and rankings. The Morningstar peer data for the Large Cap Value Fund is based on total returns, without the inclusion of sales charges, of 293 large cap value funds for the 12-month period ended 12/31/2006. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
14

LARGE CAP VALUE FUND PERFORMANCE REVIEW

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1)

(LINEGRAPH)

                                                                    LARGE CAP VALUE FUND           RUSSELL 1000(R) VALUE INDEX
                                                                    --------------------           ---------------------------
Dec-96                                                                   $10,000                             $10,000
Dec-97                                                                   $13,007                             $13,518
Dec-98                                                                   $15,340                             $15,631
Dec-99                                                                   $18,094                             $16,780
Dec-00                                                                   $18,241                             $17,957
Dec-01                                                                   $16,288                             $16,953
Dec-02                                                                   $12,779                             $14,321
Dec-03                                                                   $16,086                             $18,622
Dec-04                                                                   $18,086                             $21,694
Dec-05                                                                   $19,095                             $23,224
Dec-06                                                                   $23,020                             $28,390

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Consumer Staples                                                                  7%
Energy                                                                           15%
Financials                                                                       35%
Health Care                                                                       7%
Industrials                                                                       7%
Information Technology                                                            4%
Materials                                                                         4%
Telecommunication Services                                                        5%
Utilities                                                                         6%
Cash and Other Net Assets                                                         3%
Consumer Discretionary                                                            7%

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2006

                                                1 Year       3 Years       5 Years        10 Years
                                                ---------------------------------------------------
LARGE CAP VALUE FUND                            20.55%        12.69%         7.16%          8.70%
Russell 1000(R) Value Index                     22.25         15.09         10.86          11.00

--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Large Cap Growth Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
Bruce A. Ebel, CFA, at MEMBERS Capital Advisors is the lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Large Cap Growth Fund. He is supported by a team of sector specialists and analysts.

PRINCIPAL INVESTMENT STRATEGIES
The Large Cap Growth Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such large cap stocks (generally a market capitalization of more than $10 billion or the smallest companies in the Russell 1000(R) Growth Index if smaller). The fund seeks stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a "growth" approach. Relative to the Large Cap Value Fund, the Large Cap Growth Fund will seek more earnings growth capability in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries.
--------------------------------------------------------------------------------

The U.S. stock market had another strong year of performance in 2006, but large-cap growth stocks generally benefited less than most other areas. This reflected our economy's ability to continue growing at a comfortable rate, the benign interest rate environment, and inflation rates that have remained quite stable in the face of high and volatile energy prices. Such economically comfortable environments are usually favorable for the stocks of "low expectations" value companies, as well as those of smaller and generally lower quality, higher risk companies.

The Ultra Series Large Cap Growth Fund provided a return for the twelve-month period ended December 31, 2006 of 7.88%. This approximated the Russell 1000(R) Growth Index's 9.07% return. According to Morningstar, Inc., the median large-cap growth fund returned only 6.98%, and less than 30% of such funds beat the benchmark as the lower quality end of the market outperformed(1).

We entered the year expecting a favorable market, but not one that so overwhelmingly favored lower quality, slower growth companies. Our best performance came from consumer staples, energy and financial stocks, not sectors historically perceived as strong growth areas. Colgate Palmolive with its strong global franchise did well, as did CVS, a timely purchase that contributed double digit returns. In the energy sector, buffeted by volatile prices (crude oil actually ended the year near $61 where it began) required favorable timing, which was achieved in a few names like Weatherford International, the drilling services and production systems company. In financials, our focus on capital markets stocks (Goldman Sachs and CBOT Holdings, for instance) served the fund very well.

Health care, an area that has typically been very favorable for growth investors, was the worst performing area in 2006. Our occasional successes like favorable timing with United Healthcare were countered by costly mistakes like Teva Pharmaceuticals, the generic drug maker that dropped in price more than 20% as concerns grew regarding its future prospects. We continue to see good value in the fundamentally very sound health care area, and have been increasing our holdings there. Some consumer discretionary stocks also hurt us relative to the index, including Cheesecake Factory which declined some 34% in response to reduced investor expectations. In information technology, successes like Google were offset by disappointments in eBay and Yahoo!.

Looking ahead, we expect operating results among companies to diverge more and more, making the 2007 stock market very company-driven versus sector- or industry-driven. We are emphasizing companies with global, sustainable franchises that can maintain high levels of free cash flow. The overall stock market remains undervalued relative to bonds on key historical measures like earnings yield relative to interest rates, but we see some vulnerability in the earnings component of this ratio. Global competition and increasing costs could further slow the growth of earnings, and fear of Fed-induced or "natural" interest rate increases could restrain any multiple expansion. We may have to weather a difficult market near-term as these concerns play out, but we look for a generally favorable environment later this year and beyond, especially for growth stock investors as their usual premium valuations versus value stocks gradually return.

MEMBERS Capital Advisors, Inc. - Adviser

(1)Morningstar, Inc., an investment research and reporting company, compiles and analyzes stock, mutual fund and variable annuity data, and assigns performance ratings and rankings. The Morningstar peer data for the Large Cap Growth Fund is based on total returns, without the inclusion of sales charges, of 431 large cap growth funds for the 12-month period ended 12/31/2006. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
16

LARGE CAP GROWTH FUND PERFORMANCE REVIEW

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1)

(LINEGRAPH)

                                               LARGE CAP GROWTH FUND         RUSSELL 1000(R) INDEX    RUSSELL 1000(R) GROWTH INDEX
                                               ---------------------         ----------------------   ----------------------------
Dec-96                                              $10,000                      $10,000                      $10,000
Dec-97                                              $13,048                      $13,285                      $13,049
Dec-98                                              $15,908                      $16,875                      $18,100
Dec-99                                              $19,916                      $20,404                      $24,102
Dec-00                                              $20,768                      $18,815                      $18,697
Dec-01                                              $18,876                      $16,472                      $14,878
Dec-02                                              $12,948                      $12,906                      $10,730
Dec-03                                              $16,719                      $16,764                      $13,922
Dec-04                                              $18,213                      $18,675                      $14,799
Dec-05                                              $18,654                      $19,845                      $15,578
Dec-06                                              $20,123                      $22,913                      $16,990

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Consumer Discretionary                                                           11%
Consumer Staples                                                                 10%
Energy                                                                            7%
Financials                                                                        9%
Health Care                                                                      17%
Industrials                                                                      11%
Information Technology                                                           27%
Materials                                                                         3%
Telecommunication Services                                                        2%
Utilities                                                                         1%
Cash and Other Net Assets                                                         2%

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2006

                                                1 Year       3 Years       5 Years        10 Years
                                                ---------------------------------------------------
LARGE CAP GROWTH FUND                            7.88%         6.37%        1.29%           7.24%
Russell 1000(R) Index                           15.46         10.98         6.82            8.64
Russell 1000(R) Growth Index                     9.07          6.87         2.69            5.44

--------------------------------------------------------------------------------

MID CAP VALUE FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Mid Cap Value Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
Livia S. Asher at MEMBERS Capital Advisors ("MCA") currently manages the majority of the assets of the fund and is responsible for deciding which securities are purchased or sold in the portion of the Mid Cap Value Fund MCA manages. She is supported by a team of sector specialists and analysts. MCA as adviser may use one or more subadvisers with any of the Ultra Series Funds under a "manager of managers" approach. Wellington Management Company, LLP ("Wellington Management") is currently the only subadviser for the Mid Cap Value Fund, focusing on the smaller-cap portion of the fund. Stephen T. O'Brien, CFA, at Wellington Management is the lead portfolio manager of this portion of the fund. He is assisted by Timothy J. McCormack CFA, and Shaun F. Pedersen.

PRINCIPAL INVESTMENT STRATEGIES
The Mid Cap Value Fund invests primarily in common stocks of midsize and smaller companies (generally a market capitalization of less than $15 billion or the largest companies in the Russell 2500(TM) Value Index if greater), and will under normal market conditions, maintain at least 80% of its assets in such mid cap securities. However, the fund will not automatically sell a stock just because its market capitalization has changed, and such positions may be increased through additional purchases.

The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. The Mid Cap Value Fund includes smaller, less developed issuers, which may have difficulty competing with larger companies, but the successful ones tend to grow faster than larger companies, using profits to expand rather than to pay dividends.
--------------------------------------------------------------------------------

The U. S. stock market had another strong year of performance in 2006, and mid-cap value indexes were among the leaders. This reflected our economy's ability to continue growing at a comfortable rate, the benign interest rate environment, and inflation rates that have remained quite stable in the face of high and volatile energy prices. Such economically comfortable environments are usually favorable for the stocks of "low expectations" value companies, as well as those of smaller and generally lower quality, higher risk companies.

The Ultra Series Mid Cap Value Fund provided a return for the twelve-month period ended December 31, 2006 of 16.96%. The Russell Midcap(R) Value Index's total return was 20.22%(1) but, according to Morningstar, Inc., the median mid-cap value fund returned only 15.64%, and less than 15% of such funds beat the benchmark as the lower quality end of the market outperformed(2). Further dampening the fund's return relative to the index were the many mergers and acquisitions announced during the year, more of which went against the fund (Kerr-McGee, Phelps Dodge, Capital One Financial and Equity Office Properties) than helped.

Financial stocks represent approximately 1/3 of the fund's representative market index, and within that group almost 40% are real estate investment trusts. This sector had participated significantly in the real estate boom of the last several years, so we entered 2006 underweighted. As the boom continued into its seventh year, however, we lessened our underweight, which along with owning some of the better performing REITs allowed us to nearly match the sector's index return. In the consumer discretionary area, we were underweighted all year and initially owned no auto or home builder stocks. This served the fund very well until late in the year when both areas turned around. Fortunately, we accumulated some homebuilders (like Pulte Homes) and other "household durables" stocks well into their mid-year sell-offs and benefited from their subsequent partial price recoveries. Our information technology overweight didn't benefit the fund, but as often happens, our performance relative to the index was aided considerably by what we didn't own (Advanced Micro Devices, for instance, which declined by 33%). The biggest single detractor of performance, however, was our underweight in materials stocks which rallied along with commodities prices. These highly cyclical areas are simply not the stuff of which good long-term performance is made, but that means we will lag the indexes during the upside portions of their cyclical gyrations.

We are currently positioning to capitalize on good relative performance from some of the areas that lagged in 2006 -- health care and technology in particular -- and trimming exposure to 2006's outperformers like telecommunication services and REITs. This positioning may change as the year progresses, of course, as we seek to own stocks of companies with good prospects at attractive valuations.

MEMBERS Capital Advisors, Inc. - Adviser

Wellington Management Company, LLP - Subadviser

(1)Effective October 31, 2006, the Mid Cap Value Fund's representative market index changed from the Russell 2500(TM) Value Index to the Russell Midcap(R) Value Index. The Russell Midcap(R) Value Index will reflect the fund's use of primarily mid-cap stocks as described in the prospectus. Also, our analysis of the fund's representative Morningstar peer group -- mid cap value funds -- shows a higher correlation with the Russell Midcap(R) Value Index than with the Russell 2500(TM) Value Index. The fund's investment objective has not changed, nor have the investment philosophies and strategies with which the fund is managed.

(2)Morningstar, Inc., an investment research and reporting company, compiles and analyzes stock, mutual fund and variable annuity data, and assigns performance ratings and rankings. The Morningstar peer data for the Mid Cap Value Fund is based on total returns, without the inclusion of sales charges, of 110 mid cap value funds for the 12-month period ended 12/31/2006. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
18

MID CAP VALUE FUND PERFORMANCE REVIEW

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1)

(LINEGRAPH)

                                              MID CAP VALUE FUND       RUSSELL MIDCAP(R) VALUE INDEX   RUSSELL 2500(TM) VALUE INDEX
                                              ------------------       -----------------------------   ----------------------------
May-99                                            $10,000                        $10,000                        $10,000
Dec-99                                            $11,368                        $ 9,418                        $10,041
Dec-00                                            $14,079                        $11,224                        $12,128
Dec-01                                            $15,651                        $11,486                        $13,309
Dec-02                                            $12,926                        $10,378                        $11,995
Dec-03                                            $16,960                        $14,328                        $17,384
Dec-04                                            $19,651                        $17,725                        $21,135
Dec-05                                            $21,678                        $19,968                        $22,771
Dec-06                                            $25,355                        $24,004                        $27,366

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Financials                                                                       31%
Telecommunication Services                                                        2%
Cash and Other Net Assets                                                         3%
Health Care                                                                       4%
Energy                                                                            5%
Materials                                                                         5%
Information Technology                                                            7%
Consumer Staples                                                                  8%
Industrials                                                                       9%
Consumer Discretionary                                                           13%
Utilities                                                                        13%

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2006

                                                                                           Since
                                                1 Year       3 Years       5 Years      Inception(2)
                                                ----------------------------------------------------
MID CAP VALUE FUND                              16.96%        14.34%        10.13%          12.89%
Russell Midcap(R) Value Index                   20.22         18.77         15.88           12.08
Russell 2500(TM) Value Index                    20.18         16.33         15.51           14.01

(2) Fund commenced investment operations on May 1, 1999.

--------------------------------------------------------------------------------

MID CAP GROWTH FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Mid Cap Growth Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the Ultra Series funds under a "manager of managers" approach. Wellington Management Company, LLP ("Wellington Management") is currently the only subadviser of the Mid Cap Growth Fund. Francis J. Boggan, CFA, at Wellington Management is the lead portfolio manager responsible for deciding which securities are purchased or sold in the Mid Cap Growth Fund.

PRINCIPAL INVESTMENT STRATEGIES
The Mid Cap Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of mid-size and smaller companies (generally a market capitalization of less than $15 billion or the largest companies in the Russell 2500(TM) Growth Index if greater).
Under normal market conditions, the fund will maintain at least 80% of its assets in such mid cap securities. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry-leading companies in niches with strong growth prospects. The fund seeks stocks of such companies at price-earnings valuations approximately equal to the company's expected long-term, sustainable growth rate.
--------------------------------------------------------------------------------

The Ultra Series Mid Cap Growth Fund provided a total return of 11.38% during the twelve-month period ended December 31, 2006, outperforming the 10.66% return of the Russell Midcap(R) Growth Index(1) and the 8.76% return of Morningstar Inc.'s peer median for mid cap growth funds(2).

Favorable stock selection produced strong benchmark-relative returns throughout the year. Stock selection in the information technology, industrial, and health care sectors were the most additive to performance. These positive results were partially offset by weaker performance in the consumer discretionary sector. While merely a fall-out of our bottom-up stock selection, our underweight in the strong-performing materials sector detracted from relative returns, while our overweight in financials contributed to the fund's outperformance.

Key individual contributors to relative performance versus the market index were Network Appliance (technical hardware & equipment), Varian Semiconductor (semiconductors & semiconductor equipment), Terex (capital goods), and First Marblehead (diversified financials). Network Appliance, Varian Semiconductor, and Terex all benefited from market share gains and growing demand.

Detractors from relative performance during the period included Patterson-UTI Energy (energy), D.R. Horton (consumer discretionary), and Jos A Bank Clothiers (consumer discretionary). Patterson-UTI, an onshore contract driller, declined with the fall in natural gas prices and declining gas production. Homebuilder D.R. Horton detracted from performance as the housing market continued to weaken. Specialty retailer Jos A Bank Clothier suffered from disappointing earnings and lowered guidance in June.

As always, the fund's manager continues to utilize security-specific research to build the fund one stock at a time. He seeks to identify individual companies that possess an explicit sustainable growth advantage or barrier to entry that will enable them to maintain an above average growth rate for an extended period. At the conclusion of the year 2006, these bottom-up, stock-specific decisions resulted in greater-than-index weights in the energy, financials, information technology and consumer discretionary sectors, and underweight positions in the materials, health care, industrials, consumer staples and utilities sectors.

MEMBERS Capital Advisors, Inc. - Adviser

Wellington Management Company, LLP - Subadviser

(1)The Mid Cap Growth Fund's representative market index is being changed from the Russell 2500(TM) Growth Index to the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index will reflect the fund's use of primarily mid-cap stocks as described in the prospectus. Also, our analysis of the fund's representative Morningstar peer group -- mid cap growth funds -- shows a higher correlation with the Russell Midcap(R) Growth Index than with the Russell 2500(TM) Growth Index. The fund's investment objective has not changed, nor have the investment philosophies and strategies with which the fund is managed.

(2)Morningstar, Inc., an investment research and reporting company, compiles and analyzes stock, mutual fund and variable annuity data, and assigns performance ratings and rankings. The Morningstar peer data for the Mid Cap Growth Fund is based on total returns, without the inclusion of sales charges, of 199 mid cap growth funds for the 12-month period ended 12/31/2006. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
20

MID CAP GROWTH FUND PERFORMANCE REVIEW

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1)

(LINEGRAPH)

                                                           RUSSELL MIDCAP(R)     RUSSELL 3000(R) GROWTH   RUSSELL 2500(TM) GROWTH
                                   MID CAP GROWTH FUND        GROWTH INDEX               INDEX                     INDEX
                                   -------------------     -----------------     ----------------------   -----------------------
Oct-00                                  $10,000                 $10,000                  $10,000                   $10,000
Dec-00                                  $ 9,047                 $ 8,715                  $ 8,285                   $ 9,046
Dec-01                                  $ 6,252                 $ 6,959                  $ 6,659                   $ 8,066
Dec-02                                  $ 4,676                 $ 5,052                  $ 4,792                   $ 5,719
Dec-03                                  $ 6,238                 $ 7,210                  $ 6,277                   $ 8,368
Dec-04                                  $ 7,076                 $ 8,326                  $ 6,712                   $ 9,588
Dec-05                                  $ 7,695                 $ 9,333                  $ 7,059                   $10,372
Dec-06                                  $ 8,571                 $10,327                  $ 7,727                   $11,644

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Information Technology                                                           23%
Cash and Other Net Assets                                                         1%
Consumer Staples                                                                  1%
Telecommunication Services                                                        2%
Energy                                                                           11%
Financials                                                                       14%
Industrials                                                                      14%
Health Care                                                                      15%
Consumer Discretionary                                                           19%

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2006

                                                                                           Since
                                                1 Year       3 Years       5 Years      Inception(2)
                                                ----------------------------------------------------
MID CAP GROWTH FUND                             11.38%        11.17%         6.51%          -2.47%
Russell 3000(R) Growth Index                     9.46          7.17          3.02           -3.43
Russell 2500(TM) Growth Index                   12.26         11.64          7.62            2.50
Russell Midcap(R) Growth Index                  10.66         12.73          8.22            0.52

(2) Fund commenced investment operations on October 31, 2000.

--------------------------------------------------------------------------------

GLOBAL SECURITIES FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Global Securities Fund seeks capital appreciation.

PORTFOLIO MANAGEMENT
MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the Ultra Series funds under a "manager of managers" approach. Oppenheimer Funds, Inc. is currently the only subadviser for the Global Securities Fund. Rajeev Bhaman at OppenheimerFunds is the lead portfolio manager responsible for deciding which securities are purchased or sold in the Global Securities Fund.

PRINCIPAL INVESTMENT STRATEGIES
The fund invests mainly in foreign equity securities and equity securities of companies in the U.S. The fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the fund currently emphasizes investments in developed markets such as the U.S., Western European countries and Japan. The fund normally will invest in at least three countries (one of which may be the U.S.). The fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-cap and large-cap companies.

In selecting securities for the fund, the adviser looks primarily for foreign and U.S. companies with high growth potential. The adviser uses fundamental analysis of a company's financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The adviser considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing.
--------------------------------------------------------------------------------

The Ultra Series Global Securities Fund returned 17.38% for the twelve-month period ended December 31, 2006 underperforming its benchmark, the Morgan Stanley Capital International, Inc. (MSCI) World Index which returned 20.65%.

Our investment philosophy is based on the idea that earnings growth drives stock prices and that we are most likely to identify long-term earnings growth opportunities by examining trends that provide tailwinds for growth in the coming decade.

Investments in software companies Intuit, Inc. and Adobe Systems, Inc. continue to pay off, as the companies continue to innovate with new products that not only delight their existing customer bases but achieve even broader appeal. Investments in Inditex S.A., the owner of Zara stores, and Tesco plc, the UK's leading grocery chain, have been worthwhile holdings as they continue to grow rapidly worldwide, leveraging their scale and supply chain to achieve high economic returns. Investments in television companies, Zee Telefilms, Ltd. in India and Grupo Televisa S.A. in Mexico, contributed positively to the fund's performance as well.

We are finding terrific opportunities across a variety of areas particularly in technology. It should be noted that our investment decision making process considers three to five years ahead as the operative time horizon for investment decisions. We continue to favor a number of existing holdings such as L.M. Ericsson and Juniper Networks, Inc. as the opportunity for communication network build-outs remains robust. Additionally, we are finding good opportunities to invest in the areas of analog and mixed signal semiconductors.

As global growth continues nicely and interest rates remain relatively low, we remain optimistic about markets generally. As such, we expect to continue to find good opportunities for investment. We remain focused on our long-term investment philosophy and our mantra of looking for "good companies in good businesses at good prices."

MEMBERS Capital Advisors, Inc. - Adviser

Oppenheimer Funds, Inc. - Subadviser

--------------------------------------------------------------------------------
22

GLOBAL SECURITIES FUND PERFORMANCE REVIEW

                CUMULATIVE PERFORMANCE OF $10,000 INVESTMENT(1)

(LINEGRAPH)

                                                                                             MORGAN STANLEY CAPITAL INTERNATIONAL
                                                               GLOBAL SECURITIES FUND           WORLD INDEX (MSCI WORLD INDEX)
                                                               ----------------------        ------------------------------------
Oct-00                                                                $10,000                                $10,000
Dec-00                                                                $ 9,989                                $ 9,548
Dec-01                                                                $ 8,959                                $ 7,970
Dec-02                                                                $ 7,008                                $ 6,413
Dec-03                                                                $ 9,899                                $ 8,577
Dec-04                                                                $11,723                                $ 9,885
Dec-05                                                                $13,360                                $10,876
Dec-06                                                                $15,683                                $13,123

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

United States                                                                    36%
Canada                                                                            2%
Europe (excluding United Kingdom)                                                26%
Japan                                                                            11%
Latin America                                                                     5%
Pacific Basin                                                                     4%
United Kingdom                                                                   12%
Other Countries                                                                   3%
Cash and Other Net Assets                                                         1%

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2006

                                                                                           Since
                                                1 Year       3 Years       5 Years      Inception(2)
                                                ----------------------------------------------------
GLOBAL SECURITIES FUND                          17.38%        16.58%        11.85%          7.57%
MSCI World Index                                20.65         15.23         10.49           4.50

(2) Fund commenced investment operations on October 31, 2000.

--------------------------------------------------------------------------------

INTERNATIONAL STOCK FUND PERFORMANCE REVIEW


--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The International Stock Fund seeks long-term growth of capital.

PORTFOLIO MANAGEMENT
MEMBERS Capital Advisors as adviser may use one or more subadvisers with any of the Ultra Series funds under a "manager of managers" approach. Lazard Asset Management LLC is currently the only subadviser for the International Stock Fund. Lazard manages the fund on team basis. John R. Reinsberg, CFA; Michael A. Bennet, CFA;James Donald, CFA; Brian Pessin, CFA; and Michael G. Fry, CFA, are the funds co-primary portfolio managers responsible for deciding which securities are purchased or sold in the International Stock Fund.

PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American Depository Receipts ("ADRs" - receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund always holds securities of issuers located in at least three countries other than the U.S.
--------------------------------------------------------------------------------

During the twelve-month period ended December 31, 2006, the Ultra Series International Stock Fund returned 24.19%, modestly underperforming the MSCI EAFE Index return of 26.86% for the same period. The MSCI EAFE Small Cap Index (World ex US) and MSCI Emerging Markets Free Index returned 17.56% and 32.59% respectively.

The fund benefited from a strategic overweight to emerging market securities relative to the MSCI EAFE. Conversely a similar strategic weight to small cap international was a minor drag on performance for the year. The large, developed-market segment of the fund was benefited by stock selection in consumer staples as well as materials. Stock selection within industrial companies, financials, and health care hurt performance. The small capitalization segment benefited from allocations to Japan, Germany and the Netherlands. Overweight positions in Europe and Euro-denominated securities also helped performance. The emerging market allocation within the fund was helped by good stock selection in Brazil, South Africa, and Israel, while poor stock selection in financials and consumer discretionary companies in Korea and India hindered performance.

The outlook for international markets is favorable given current valuations and expected company financial performance. While valuations are higher than a year ago, we feel that underlying fundamentals within the asset class are sufficiently strong to warrant the current valuations and continued growth in prices. However, we contrast this outlook with concerns about potential contractions in global liquidity as well as a return of higher volatility across all historically riskier asset classes, including international stocks. We saw a possible precursor to this in the May-June period of 2006 when the EAFE Index declined approximately 15% and emerging market indexes dropped some 25% or more in the span of only 31 days. So, although we remain confident that this well diversified international stock fund will provide attractive average long-term returns, the future should be expected to engender exhilaration at some times and fear at others for stock investors worldwide.

MEMBERS Capital Advisors, Inc. - Adviser

Lazard Asset Management LLC - Subadviser

--------------------------------------------------------------------------------
24

INTERNATIONAL STOCK FUND PERFORMANCE REVIEW

                  CUMULATIVE PERFORMANCE $10,000 INVESTMENT(1)
(LINEGRAPH)

                                                                                             MORGAN STANLEY INTERNATIONAL EUROPE,
                                                                                              AUSTRALASIA & FAR EAST INDEX (MSCI
                                                              INTERNATIONAL STOCK FUND                   EAFE INDEX)
                                                              ------------------------       ------------------------------------
Oct-00                                                               $10,000                               $10,000
Dec-00                                                               $ 9,745                               $ 9,972
Dec-01                                                               $ 7,946                               $ 7,865
Dec-02                                                               $ 7,310                               $ 6,634
Dec-03                                                               $ 9,769                               $ 9,232
Dec-04                                                               $11,771                               $11,143
Dec-05                                                               $13,717                               $12,704
Dec-06                                                               $17,034                               $16,116

(1)This chart compares a $10,000 investment made in the fund to a $10,000 investment made in the index. Fund returns are calculated after mutual fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and life insurance contracts that use the fund, as described in the Prospectus. All dividends and capital gains are reinvested. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund's performance is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Index returns do not reflect expenses or sales charges.

                SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS

(PIE CHART)

Africa                                                                            2%
Europe (excluding United Kingdom)                                                41%
Japan                                                                            16%
Latin America                                                                     4%
Pacific Basin                                                                     8%
United Kingdom                                                                   22%
Other Countries                                                                   3%
Cash and Other Net Assets                                                         4%

AVERAGE ANNUAL TOTAL RETURN THROUGH DECEMBER 31, 2006

                                                                                           Since
                                                1 Year       3 Years       5 Years      Inception(2)
                                                ----------------------------------------------------
INTERNATIONAL STOCK FUND                        24.19%        20.36%        16.48%          9.02%
MSCI EAFE Index                                 26.86         20.41         15.43           8.13

(2) Fund commenced investment operations on October 31, 2000.

--------------------------------------------------------------------------------

CONSERVATIVE ALLOCATION FUND PORTFOLIO OF INVESTMENTS

                                                                                                   Value
Shares                                                                                          (Note 2)
------                                                                                          --------
INVESTMENT COMPANIES - 100.0%
--------------------------------------------------------------------------------------------------------
            ALTERNATIVE ASSET CLASSES - 6.4%
   10,287   Cohen & Steers Institutional Realty Shares, Inc. ...............................  $  581,139
                                                                                                --------

            DEBT SECURITIES - 53.8%
   70,238   Dodge & Cox Income Fund.........................................................     882,890
  274,769   MEMBERS Bond Fund Class Y.......................................................   2,706,471
   57,564   MEMBERS High Income Fund Class Y................................................     427,124
   85,155   Western Asset Intermediate Bond Portfolio.......................................     883,907
                                                                                                --------
                                                                                               4,900,392
                                                                                                --------

            EQUITY SECURITIES - 22.9%
   65,847   MEMBERS Large Cap Growth Fund Class Y *.........................................     985,729
   49,158   MEMBERS Large Cap Value Fund Class Y............................................     781,126
   49,247   MEMBERS Mid Cap Growth Fund Class Y *...........................................     320,598
                                                                                                --------
                                                                                               2,087,453
                                                                                                --------

            FOREIGN SECURITIES - 5.0%
   30,879   MEMBERS International Stock Fund Class Y........................................     461,337
                                                                                                --------

            MONEY MARKET SECURITIES - 11.9%
1,078,886   MEMBERS Cash Reserves Fund Class Y..............................................   1,078,886
    5,078   SSgA Prime Money Market Fund....................................................       5,078
                                                                                                --------
                                                                                               1,083,964
                                                                                                --------
            TOTAL INVESTMENT COMPANIES
            ( Cost $8,970,402** )...........................................................   9,114,285

NET OTHER ASSETS AND LIABILITIES - (0.0)%
--------------------------------------------------------------------------------------------------------
                                                                                                  (1,388)

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------------
                                                                                              $9,112,897
--------------------------------------------------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was $8,972,341.



--------------------------------------------------------------------------------
26

                See accompanying Notes to Financial Statements.

MODERATE ALLOCATION FUND PORTFOLIO OF INVESTMENTS

                                                                                                  Value
Shares                                                                                          (Note 2)
------                                                                                          --------
INVESTMENT COMPANIES - 100.0%
----------------------------------------------------------------------------------------------------------
             ALTERNATIVE ASSET CLASSES - 5.1%
    33,234   Cohen & Steers Institutional Realty Shares, Inc.................................  $ 1,877,416
                                                                                                 ---------
             DEBT SECURITIES - 29.0%
   379,093   MEMBERS Bond Fund Class Y.......................................................    3,734,070
   340,940   MEMBERS High Income Fund Class Y................................................    2,529,775
   429,844   Western Asset Intermediate Bond Portfolio.......................................    4,461,783
                                                                                                 ---------
                                                                                                10,725,628
                                                                                                 ---------
             EQUITY SECURITIES - 46.2%
     6,000   iShares S&P SmallCap 600 Index/BARRA Value Index Fund ETF.......................      452,040
     3,700   iShares S&P SmallCap 600/BARRA Growth Index Fund ETF............................      473,082
   385,735   MEMBERS Large Cap Growth Fund Class Y*..........................................    5,774,456
   267,282   MEMBERS Large Cap Value Fund Class Y............................................    4,247,114
   590,989   MEMBERS Mid Cap Growth Fund Class Y*............................................    3,847,340
   177,595   MEMBERS Mid Cap Value Fund Class Y..............................................    2,314,064
                                                                                                 ---------
                                                                                                17,108,096
                                                                                                 ---------
             FOREIGN SECURITIES - 14.6%
   320,748   MEMBERS International Stock Fund Class Y........................................    4,791,982
     7,900   Vanguard Emerging
             Markets ETF.....................................................................      611,381
                                                                                                 ---------
                                                                                                 5,403,363
                                                                                                 ---------

                                                                                                  Value
Shares                                                                                          (Note 2)
------                                                                                          --------
             MONEY MARKET SECURITIES - 5.1%
 1,864,303   MEMBERS Cash Reserves Fund Class Y..............................................  $ 1,864,303
    20,414   SSgA Prime Money Market Fund....................................................       20,414
                                                                                                 ---------
                                                                                                 1,884,717
                                                                                                 ---------
             TOTAL INVESTMENT COMPANIES
             ( Cost $36,578,357** )                                                             36,999,220

NET OTHER ASSETS AND LIABILITIES - (0.0)%
----------------------------------------------------------------------------------------------------------
                                                                                                    (5,365)

TOTAL NET ASSETS - 100.00%
----------------------------------------------------------------------------------------------------------
                                                                                               $36,993,855
----------------------------------------------------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $36,582,464.
 ETF Exchange Traded Fund.



--------------------------------------------------------------------------------
                                                                              27

                See accompanying Notes to Financial Statements.

AGGRESSIVE ALLOCATION FUND PORTFOLIO OF INVESTMENTS

                                                                                                    Value
Shares                                                                                           (Note 2)
------                                                                                           --------
INVESTMENT COMPANIES - 100.0%
---------------------------------------------------------------------------------------------------------
            ALTERNATIVE ASSET CLASSES - 4.2%
   15,889   Cohen & Steers Institutional Realty Shares, Inc. ...............................  $   897,578
                                                                                                ---------
            EQUITY SECURITIES - 66.6%
    8,900   iShares S&P SmallCap 600 Index/ BARRA Value Index Fund ETF......................      670,526
    4,600   iShares S&P SmallCap 600/ BARRA Growth Index Fund ETF...........................      588,156
  290,110   MEMBERS Large Cap Growth Fund Class Y *.........................................    4,342,944
  197,769   MEMBERS Large Cap Value Fund Class Y............................................    3,142,556
  480,046   MEMBERS Mid Cap Growth Fund Class Y *...........................................    3,125,098
  189,891   MEMBERS Mid Cap Value Fund Class Y..............................................    2,474,274
                                                                                                ---------
                                                                                               14,343,554
                                                                                                ---------
            FOREIGN SECURITIES - 29.1%
  352,708   MEMBERS International Stock Fund Class Y........................................    5,269,463
   13,000   Vanguard Emerging Markets ETF...................................................    1,006,070
                                                                                                ---------
                                                                                                6,275,533
                                                                                                ---------

            MONEY MARKET SECURITIES - 0.1%
   33,371   SSgA Prime Money Market Fund....................................................       33,371
                                                                                                ---------

            TOTAL INVESTMENT COMPANIES
            ( Cost $21,149,269** )..........................................................   21,550,036

NET OTHER ASSETS AND LIABILITIES - (0.0)%
---------------------------------------------------------------------------------------------------------
                                                                                                   (3,257)

TOTAL NET ASSETS - 100.00%
---------------------------------------------------------------------------------------------------------
                                                                                              $21,546,779
---------------------------------------------------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $21,152,483.
 ETF Exchange Traded Fund.



--------------------------------------------------------------------------------
28

                See accompanying Notes to Financial Statements.

MONEY MARKET FUND PORTFOLIO OF INVESTMENTS

                                                                                                  Value
Par Value                                                                                        (Note 2)
---------                                                                                        --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 91.76%
-----------------------------------------------------------------------------------------------------------
             FEDERAL AGRICULTURAL MORTGAGE CORP. (A) - 7.15%
$3,700,000   5.100%, due 01/09/07............................................................  $  3,695,807
 3,500,000   5.100%, due 01/16/07............................................................     3,492,562
                                                                                                  ---------
                                                                                                  7,188,369
                                                                                                  ---------
             FEDERAL FARM CREDIT
             BANK (A) - 12.88%
   775,000   5.160%, due 01/03/07............................................................       774,778
   600,000   5.138%, due 01/11/07............................................................       599,144
   300,000   5.150%, due 01/11/07............................................................       299,571
 1,000,000   5.160%, due 01/29/07............................................................       995,987
   126,000   5.160%, due 01/30/07............................................................       125,476
 1,000,000   5.140%, due 02/12/07............................................................       994,003
 2,500,000   5.140%, due 02/13/07............................................................     2,484,651
   750,000   5.130%, due 02/16/07............................................................       745,084
 4,000,000   5.120%, due 02/27/07............................................................     3,967,573
 1,000,000   5.125%, due 03/14/07............................................................       989,750
   750,000   5.140%, due 03/14/07............................................................       742,290
   228,000   5.100%, due 05/15/07............................................................       223,672
                                                                                                  ---------
                                                                                                 12,941,979
                                                                                                  ---------
             FEDERAL HOME LOAN BANK - 18.25%
 1,769,000   5.095%, due 01/03/07 (A)........................................................     1,768,499
   416,000   5.085%, due 01/10/07 (A)........................................................       415,471
   468,000   5.085%, due 01/12/07 (A)........................................................       467,273
 2,500,000   5.170%, due 01/19/07 (A)........................................................     2,493,538
 1,600,000   5.170%, due 01/24/07 (A)........................................................     1,594,715
 1,900,000   5.155%, due 02/07/07 (A)........................................................     1,889,934
 3,000,000   5.140%, due 03/16/07 (A)........................................................     2,968,303
 3,100,000   4.000%, due 04/05/07............................................................     3,089,307
 3,650,000   5.350%, due 11/15/07............................................................     3,650,000
                                                                                                  ---------
                                                                                                 18,337,040
                                                                                                  ---------
             FEDERAL HOME LOAN MORTGAGE
             CORP. - 21.30%
    70,000   5.099%, due 01/23/07 (A)........................................................        69,782
 2,500,000   5.185%, due 01/23/07 (A)........................................................     2,492,078
 4,000,000   4.760%, due 01/26/07 (G)........................................................     4,000,000
 1,300,000   5.090%, due 01/31/07 (A)........................................................     1,294,486
 1,000,000   5.170%, due 01/31/07 (A)........................................................       995,692
 4,000,000   5.180%, due 02/02/07 (A)........................................................     3,981,582
 2,515,000   5.160%, due 02/13/07 (A)........................................................     2,499,499
 1,500,000   5.070%, due 02/28/07 (A)........................................................     1,487,748
   500,000   5.099%, due 03/06/07 (A)........................................................       495,468
   251,000   5.120%, due 03/06/07 (A)........................................................       248,715
    81,000   5.151%, due 03/13/07 (A)........................................................        80,177

                                                                                                      Value
Par Value                                                                                          (Note 2)
---------                                                                                          --------
             FEDERAL HOME LOAN MORTGAGE
             CORP. (CONTINUED)
$3,000,000   5.250%, due 05/16/07............................................................  $  2,998,228
   767,000   5.085%, due 05/29/07 (A)........................................................       750,966
                                                                                                  ---------
                                                                                                 21,394,421
                                                                                                  ---------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (A) - 18.51%
   200,000   5.190%, due 01/03/07............................................................       199,942
 2,300,000   5.090%, due 01/10/07............................................................     2,297,073
 1,250,000   5.155%, due 01/10/07............................................................     1,248,389
   700,000   5.161%, due 01/10/07............................................................       699,097
 1,050,000   5.090%, due 01/17/07............................................................     1,047,625
   900,000   5.090%, due 01/22/07............................................................       897,328
   159,000   5.181%, due 01/25/07............................................................       158,451
 3,500,000   5.173%, due 01/31/07............................................................     3,484,912
   950,000   5.150%, due 02/07/07............................................................       944,971
 2,700,000   5.150%, due 02/14/07............................................................     2,683,005
 1,300,000   5.140%, due 02/21/07............................................................     1,290,534
 2,503,000   5.170%, due 02/21/07............................................................     2,484,668
   700,000   5.135%, due 03/07/07............................................................       693,510
   475,000   5.077%, due 06/29/07............................................................       463,009
                                                                                                  ---------
                                                                                                 18,592,514
                                                                                                  ---------
             U.S. TREASURY BILLS (A) - 13.67%
 5,000,000   4.673%, due 01/04/07............................................................     4,998,053
 5,000,000   4.736%, due 01/11/07............................................................     4,993,423
 3,750,000   4.627%, due 01/18/07............................................................     3,741,807
                                                                                                  ---------
                                                                                                 13,733,283
                                                                                                  ---------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
             ( Cost $92,187,606 )............................................................    92,187,606



--------------------------------------------------------------------------------
                                                                              29

                See accompanying Notes to Financial Statements.

MONEY MARKET FUND PORTFOLIO OF INVESTMENTS

                                                                                                  Value
Shares                                                                                           (Note 2)
------                                                                                           --------
INVESTMENT COMPANIES - 8.26%
-----------------------------------------------------------------------------------------------------------
 3,805,377   J.P. Morgan Prime Money Market Fund.............................................  $  3,805,377
 4,490,053   SSgA Prime Money Market Fund....................................................     4,490,053
                                                                                                  ---------
             TOTAL INVESTMENT COMPANIES
             ( Cost $8,295,430 ).............................................................     8,295,430

TOTAL INVESTMENTS - 100.02%
-----------------------------------------------------------------------------------------------------------
( Cost $100,483,036** ).......................................................................  100,483,036

NET OTHER ASSETS AND LIABILITIES - (0.02)%
-----------------------------------------------------------------------------------------------------------
                                                                                                    (20,872)

TOTAL NET ASSETS - 100.00%
-----------------------------------------------------------------------------------------------------------
                                                                                               $100,462,164
-----------------------------------------------------------------------------------------------------------

  ** Aggregate cost for Federal tax purposes was
     $100,483,036.
 (A) Rate noted represents annualized yield at time of purchase.
 (G) Floating rate note. Date shown is next reset date.



--------------------------------------------------------------------------------
30

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS

                                                                                                         Value
Par Value                                                                                             (Note 2)
---------                                                                                             --------
ASSET BACKED - 4.80%
--------------------------------------------------------------------------------------------------------------
$    632,270   ABSC Long Beach Home Equity Loan Trust,
               Series 2000-LB1, Class AF5 (M)
               8.550%, due 09/21/30............................................................  $     630,534
   2,100,000   Ameriquest Mortgage Securities, Inc.,
               Series 2004-FR1, Class M2 (M)
               5.207%, due 05/25/34............................................................      2,060,870
   4,200,000   Citibank Credit Card Issuance Trust,
               Series 2004-A1, Class A1
               2.550%, due 01/20/09............................................................      4,194,106
   1,531,652   Countrywide Asset-Backed Certificates,
               Series 2003-S1, Class A4 (M)
               5.009%, due 12/25/32............................................................      1,525,698
   2,000,000   GMAC Mortgage Corp. Loan Trust,
               Series 2004-HE2, Class M1
               3.950%, due 10/25/33............................................................      1,962,186
   2,179,840   Green Tree Financial Corp.,
               Series 1998-2, Class A6
               6.810%, due 12/01/27............................................................      2,245,522
   4,940,000   GSAMP Trust,
               Series 2006-S5, Class M5 (M)
               7.488%, due 09/25/36............................................................      4,785,971
   3,500,000   New Century Home Equity Loan Trust,
               Series 2003-5, Class AI5
               5.500%, due 11/25/33............................................................      3,493,212
   3,640,000   Park Place Securities, Inc.,
               Series 2004-WWF1, Class M10 (G)(M)
               7.850%, due 12/25/34............................................................      3,647,696
   2,475,000   Renaissance Home Equity Loan Trust,
               Series 2005-4, Class M9 (M)
               7.000%, due 02/25/36............................................................      2,386,441
     757,556   Residential Asset Mortgage Products, Inc.,
               Series 2003-RS9, Class AI5
               4.990%, due 03/25/31............................................................        752,290
   1,745,000   Soundview Home Equity Loan Trust,
               Series 2005-B, Class M6 (M)
               6.175%, due 05/25/35............................................................      1,731,664
   2,245,000   Wells Fargo Home Equity Trust,
               Series 2004-2, Class M8A (C)(G)
               8.350%, due 05/25/34............................................................      2,212,370
                                                                                                    ----------
               TOTAL ASSET BACKED
               ( Cost $31,710,401 )............................................................     31,628,560

COMMERCIAL MORTGAGE BACKED - 9.21%
--------------------------------------------------------------------------------------------------------------
   2,275,512   Bear Stearns Commercial Mortgage Securities,
               Series 2001-TOP4, Class A1
               5.060%, due 11/15/16............................................................      2,262,937

                                                                                                         Value
Par Value                                                                                             (Note 2)
---------                                                                                             --------
COMMERCIAL MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------------------
$  4,100,000   Bear Stearns Commercial Mortgage Securities,
               Series 2003-T10, Class E (C)(G)
               5.540%, due 03/13/40............................................................  $   4,095,796
   2,570,817   Bear Stearns Commercial Mortgage Securities,
               Series 2004-T16, Class A2
               3.700%, due 02/13/46............................................................      2,505,965
   2,800,000   Bear Stearns Commercial Mortgage Securities,
               Series 2004-T16, Class A6 (G)
               4.750%, due 02/13/46............................................................      2,702,093
   1,810,000   Bear Stearns Commercial Mortgage Securities,
               Series 2005-T20, Class F (C)(G)
               5.155%, due 10/12/42............................................................      1,763,657
   4,200,000   Government National Mortgage Association,
               Series 2004-43, Class C (G)
               5.008%, due 12/16/25............................................................      4,147,340
   3,000,000   Greenwich Capital Commercial
               Funding Corp.,
               Series 2004-GG1, Class A7 (G)
               5.317%, due 06/10/36............................................................      2,997,010
   6,450,000   LB-UBS Commercial Mortgage Trust,
               Series 2004-C1, Class A2
               3.624%, due 01/15/29............................................................      6,217,755
   3,200,000   LB-UBS Commercial Mortgage Trust,
               Series 2004-C8, Class A6 (G)
               4.799%, due 12/15/29............................................................      3,096,731
   5,550,000   Morgan Stanley Capital I,
               Series 2004-HQ4, Class A7
               4.970%, due 04/14/40............................................................      5,420,792
   7,000,000   Morgan Stanley Capital I,
               Series 2004-T13, Class A3
               4.390%, due 09/13/45............................................................      6,728,028
   5,740,000   Morgan Stanley Capital I,
               Series 2006-IQ12, Class ANM (G)
               5.310%, due 12/15/43............................................................      5,711,228
   1,695,000   Multi Security Asset Trust,
               Series 2005-RR4A, Class J (C)
               5.880%, due 11/28/35............................................................      1,526,910
   3,412,766   Wachovia Bank Commercial Mortgage Trust,
               Series 2003-C6, Class A1
               3.364%, due 08/15/35............................................................      3,328,502



--------------------------------------------------------------------------------
                                                                              31

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS

                                                                                                         Value
Par Value                                                                                             (Note 2)
---------                                                                                             --------
COMMERCIAL MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------------------
$  8,450,000   Wachovia Bank Commercial Mortgage Trust,
               Series 2003-C8, Class A2
               3.894%, due 11/15/35............................................................  $   8,240,842
                                                                                                    ----------
               TOTAL COMMERCIAL MORTGAGE BACKED
               ( Cost $61,567,606 )............................................................     60,745,586

PRIVATE LABEL MORTGAGE BACKED - 1.48%
--------------------------------------------------------------------------------------------------------------
   6,689,344   Banc of America Alternative Loan Trust,
               Series 2005-12, Class 3CB1
               6.000%, due 01/25/36............................................................      6,693,239
   3,033,646   Banc of America Alternative Loan Trust,
               Series 2006-3, Class 2CB1
               6.000%, due 04/25/36............................................................      3,035,311
                                                                                                    ----------
               TOTAL PRIVATE LABEL MORTGAGE BACKED
               ( Cost $9,677,181 ).............................................................      9,728,550

CORPORATE NOTES AND BONDS - 26.39%
--------------------------------------------------------------------------------------------------------------
               CONSUMER DISCRETIONARY - 1.52%
   2,500,000   American Association of Retired Persons (C)
               7.500%, due 05/01/31............................................................      3,075,262
   2,300,000   Carnival Corp. (D)
               3.750%, due 11/15/07............................................................      2,268,840
   4,400,000   Erac USA Finance Co. (C)
               6.700%, due 06/01/34............................................................      4,688,882
                                                                                                    ----------
                                                                                                    10,032,984
                                                                                                    ----------
               CONSUMER STAPLES - 1.57%
   1,250,000   Coca-Cola Enterprises, Inc. (O)
               4.375%, due 09/15/09............................................................      1,225,321
   4,150,000   Delhaize America, Inc.
               7.550%, due 04/15/07............................................................      4,162,965
   2,330,000   Diageo Capital PLC (D)(O)
               5.500%, due 09/30/16............................................................      2,300,402
   2,700,000   Safeway, Inc.
               4.125%, due 11/01/08............................................................      2,637,182
                                                                                                    ----------
                                                                                                    10,325,870
                                                                                                    ----------
               ENERGY - 2.16%
   3,500,000   ConocoPhillips
               6.650%, due 07/15/18............................................................      3,799,719
   2,310,000   Devon Financing Corp. ULC
               7.875%, due 09/30/31............................................................      2,779,221
   2,460,000   Hess Corp.
               7.875%, due 10/01/29............................................................      2,871,538

                                                                                                         Value
Par Value                                                                                             (Note 2)
---------                                                                                             --------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
               ENERGY (CONTINUED)
$  2,000,000   Pemex Project Funding Master Trust (O)
               7.375%, due 12/15/14............................................................  $   2,202,000
   2,275,000   Valero Energy Corp. (O)
               7.500%, due 04/15/32............................................................      2,595,552
                                                                                                    ----------
                                                                                                    14,248,030
                                                                                                    ----------
               FINANCE - 4.15%
   2,700,000   AIG SunAmerica Global Financing XII (C)
               5.300%, due 05/30/07............................................................      2,698,963
   2,885,000   American General Finance Corp. (O)
               5.850%, due 06/01/13............................................................      2,940,366
   2,500,000   American General Finance Corp.,
               Series H
               4.625%, due 09/01/10............................................................      2,439,702
   2,000,000   Bear Stearns Cos., Inc.
               7.800%, due 08/15/07............................................................      2,029,692
   2,500,000   CIT Group, Inc.
               7.375%, due 04/02/07............................................................      2,511,905
   1,250,000   GE Insurance Solutions Corp.
               7.000%, due 02/15/26............................................................      1,388,798
   1,680,000   GE Insurance Solutions Corp.
               7.750%, due 06/15/30............................................................      2,034,356
   2,750,000   Goldman Sachs Group, Inc.
               5.700%, due 09/01/12............................................................      2,800,699
   4,250,000   HSBC Finance Corp.
               6.500%, due 11/15/08............................................................      4,344,511
   2,000,000   U.S. Bank N.A.
               6.300%, due 02/04/14............................................................      2,108,994
   2,065,000   Western Union Co. (C)
               5.930%, due 10/01/16............................................................      2,045,228
                                                                                                    ----------
                                                                                                    27,343,214
                                                                                                    ----------
               FINANCIAL SERVICES - 0.16%
   1,060,000   Simon Property Group L.P.
               5.875%, due 03/01/17............................................................      1,079,788
                                                                                                    ----------
               FOOD & DRUG RETAILERS - 0.56%
   3,450,000   Medco Health Solutions, Inc.
               7.250%, due 08/15/13............................................................      3,703,154
                                                                                                    ----------
               HEALTH CARE - 2.67%
   2,600,000   Eli Lilly & Co.
               6.570%, due 01/01/16............................................................      2,804,820
   1,740,000   Genentech, Inc.
               5.250%, due 07/15/35............................................................      1,618,680
   3,480,000   Merck & Co., Inc. (O)
               6.400%, due 03/01/28............................................................      3,719,031
   3,500,000   Quest Diagnostics, Inc.
               5.450%, due 11/01/15............................................................      3,378,547



--------------------------------------------------------------------------------
32

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS

                                                                                                         Value
Par Value                                                                                             (Note 2)
---------                                                                                             --------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
               HEALTH CARE (CONTINUED)
$  3,600,000   WellPoint, Inc.
               5.000%, due 12/15/14............................................................  $   3,485,340
   2,370,000   Wyeth
               6.500%, due 02/01/34............................................................      2,577,920
                                                                                                    ----------
                                                                                                    17,584,338
                                                                                                    ----------
               INDUSTRIALS - 5.18%
     760,000   Boeing Co.
               8.625%, due 11/15/31............................................................      1,045,815
   1,380,000   Boeing Co.
               6.875%, due 10/15/43............................................................      1,597,311
   1,140,000   D.R. Horton, Inc.
               5.250%, due 02/15/15............................................................      1,064,094
   4,000,000   DaimlerChrysler NA Holdings
               4.750%, due 01/15/08............................................................      3,963,524
   3,850,000   Dow Chemical Co. (O)
               5.750%, due 12/15/08............................................................      3,880,342
   2,000,000   Ford Motor Credit Co.
               5.800%, due 01/12/09............................................................      1,963,686
   3,200,000   General Electric Co. (O)
               5.000%, due 02/01/13............................................................      3,164,483
   1,125,000   General Motors Acceptance Corp. LLC
               6.125%, due 08/28/07............................................................      1,125,220
   3,265,000   General Motors Acceptance Corp. LLC
               7.250%, due 03/02/11............................................................      3,395,385
   1,125,000   Pulte Homes, Inc.
               5.200%, due 02/15/15............................................................      1,071,845
     958,000   Raytheon Co.
               4.500%, due 11/15/07............................................................        950,413
   2,465,000   Waste Management, Inc.
               7.125%, due 12/15/17............................................................      2,712,151
   2,250,000   Westvaco Corp.
               8.200%, due 01/15/30............................................................      2,522,934
   3,000,000   Weyerhaeuser Co.
               6.875%, due 12/15/33............................................................      2,929,944
   2,870,000   WM Wrigley Jr. Co.
               4.300%, due 07/15/10............................................................      2,786,713
                                                                                                    ----------
                                                                                                    34,173,860
                                                                                                    ----------
               MEDIA - 1.19%
   4,220,000   Comcast Cable Communications Holdings, Inc.
               8.375%, due 03/15/13............................................................      4,806,854
   3,000,000   Rogers Cable, Inc. (D)
               6.250%, due 06/15/13............................................................      3,022,500
                                                                                                    ----------
                                                                                                     7,829,354
                                                                                                    ----------

                                                                                                         Value
Par Value                                                                                             (Note 2)
---------                                                                                             --------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
               PIPELINE - 0.25%
$  1,675,000   KN Energy, Inc.
               7.250%, due 03/01/28............................................................  $   1,616,094
                                                                                                    ----------
               REAL ESTATE INVESTMENT TRUSTS - 0.41%
   2,735,000   EOP Operating L.P.
               4.750%, due 03/15/14............................................................      2,709,373
                                                                                                    ----------
               TELECOMMUNICATIONS - 1.02%
   2,400,000   Cisco Systems, Inc.
               5.500%, due 02/22/16............................................................      2,401,531
   2,915,000   Sprint Nextel Corp.
               6.000%, due 12/01/16............................................................      2,841,038
   1,500,000   Vodafone Group PLC (D)(O)
               5.000%, due 12/16/13............................................................      1,449,741
                                                                                                    ----------
                                                                                                     6,692,310
                                                                                                    ----------
               TRANSPORTATION - 0.96%
   2,925,000   Burlington Northern Santa Fe Corp.
               8.125%, due 04/15/20............................................................      3,500,005
   1,268,000   Norfolk Southern Corp.
               5.590%, due 05/17/25............................................................      1,229,700
   1,400,000   Norfolk Southern Corp.
               7.050%, due 05/01/37............................................................      1,611,639
      11,204   Southwest Airlines Co.,
               Series A3
               8.700%, due 07/01/11............................................................         11,764
                                                                                                    ----------
                                                                                                     6,353,108
                                                                                                    ----------
               UTILITIES - 4.59%
   2,750,000   Consumers Energy Co. (O)
               5.650%, due 04/15/20............................................................      2,685,062
   2,000,000   Energy East Corp.
               8.050%, due 11/15/10............................................................      2,163,930
   3,000,000   Exelon Corp.
               4.900%, due 06/15/15............................................................      2,829,657
   2,940,000   Illinois Power Co.
               7.500%, due 06/15/09............................................................      3,056,242
   3,445,000   Indianapolis Power & Light (C)
               6.050%, due 10/01/36............................................................      3,428,126
   2,165,000   Ohio Power Co.,
               Series K
               6.000%, due 06/01/16............................................................      2,223,061
   2,925,000   Pacific Gas & Electric Co. (O)
               6.050%, due 03/01/34............................................................      2,950,082
   2,400,000   Progress Energy, Inc.
               7.750%, due 03/01/31............................................................      2,884,711
   1,200,000   Sierra Pacific Power Co.,
               Series M (O)
               6.000%, due 05/15/16............................................................      1,202,618



--------------------------------------------------------------------------------
                                                                              33

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS

                                                                                                         Value
Par Value                                                                                             (Note 2)
---------                                                                                             --------
CORPORATE NOTES AND BONDS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
               UTILITIES (CONTINUED)
$  3,500,000   Southern Power Co.,
               Series B
               6.250%, due 07/15/12............................................................  $   3,616,197
   3,000,000   Wisconsin Electric Power Co.
               6.500%, due 06/01/28............................................................      3,230,352
                                                                                                    ----------
                                                                                                    30,270,038
                                                                                                    ----------
               TOTAL CORPORATE NOTES AND BONDS
               ( Cost $174,269,701 )...........................................................    173,961,515

MORTGAGE BACKED - 24.61%
--------------------------------------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORP. - 4.95%
   4,723,392   5.000%, due 05/01/18
               Pool # E96322...................................................................      4,650,985
   2,703,260   3.000%, due 10/15/21
               Series 2659, Class NJ...........................................................      2,683,633
     145,621   8.000%, due 06/01/30
               Pool # C01005...................................................................        153,032
     652,656   7.000%, due 03/01/31
               Pool # C48129...................................................................        671,342
     267,087   6.500%, due 03/01/32
               Pool # C65648...................................................................        273,087
   4,755,216   5.000%, due 07/01/33
               Pool # A11325...................................................................      4,596,333
   1,194,808   6.000%, due 10/01/34
               Pool # A28439...................................................................      1,204,532
   1,013,578   6.000%, due 10/01/34
               Pool # A28598...................................................................      1,021,827
   7,454,630   5.500%, due 11/01/34
               Pool # A28282...................................................................      7,380,052
     676,732   5.000%, due 04/01/35
               Pool # A32314...................................................................        653,193
   1,546,653   5.000%, due 04/01/35
               Pool # A32315...................................................................      1,492,856
   1,707,078   5.000%, due 04/01/35
               Pool # A32316...................................................................      1,647,701
     457,059   5.000%, due 04/01/35
               Pool # A32509...................................................................        441,161
   6,000,000   5.000%, due 01/01/37
               Pool # A56371 (H)...............................................................      5,788,128
                                                                                                    ----------
                                                                                                    32,657,862
                                                                                                    ----------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 19.54%
   3,967,512   4.000%, due 04/01/15
               Pool # 255719...................................................................      3,783,436

                                                                                                         Value
Par Value                                                                                             (Note 2)
---------                                                                                             --------
MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$  5,317,322   5.500%, due 04/01/16
               Pool # 745444...................................................................  $   5,333,136
     275,867   6.000%, due 05/01/16
               Pool # 582558...................................................................        279,973
   1,271,397   5.500%, due 09/01/17
               Pool # 657335...................................................................      1,274,431
   1,865,108   5.500%, due 02/01/18
               Pool # 673194...................................................................      1,869,558
   4,868,291   5.000%, due 05/01/20
               Pool # 813965...................................................................      4,786,033
   4,433,238   4.500%, due 09/01/20
               Pool # 835465...................................................................      4,277,174
     655,715   6.000%, due 05/01/21
               Pool # 253847...................................................................        664,840
     194,738   7.000%, due 12/01/29
               Pool # 762813...................................................................        200,897
     293,363   7.000%, due 11/01/31
               Pool # 607515...................................................................        301,877
     460,951   6.500%, due 03/01/32
               Pool # 631377...................................................................        471,516
       5,444   7.000%, due 04/01/32
               Pool # 641518...................................................................          5,601
     490,134   7.000%, due 05/01/32
               Pool # 644591...................................................................        504,358
   4,589,585   6.500%, due 06/01/32
               Pool # 545691...................................................................      4,694,782
   5,680,811   5.500%, due 04/01/33
               Pool # 690206...................................................................      5,622,902
   7,017,115   5.000%, due 10/01/33
               Pool # 254903...................................................................      6,787,860
   7,383,864   5.500%, due 11/01/33
               Pool # 555880...................................................................      7,308,596
     129,191   5.000%, due 05/01/34
               Pool # 782214...................................................................        124,885
   1,786,982   5.000%, due 06/01/34
               Pool # 778891...................................................................      1,727,421
   7,409,007   5.500%, due 06/01/34
               Pool # 780384...................................................................      7,329,577
     128,648   7.000%, due 07/01/34
               Pool # 792636...................................................................        132,132
     866,607   5.500%, due 08/01/34
               Pool # 793647...................................................................        857,317
   4,015,975   5.500%, due 03/01/35
               Pool # 810075...................................................................      3,970,106
   3,694,722   5.500%, due 03/01/35
               Pool # 815976...................................................................      3,652,522



--------------------------------------------------------------------------------
34

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS

                                                                                                         Value
Par Value                                                                                             (Note 2)
---------                                                                                             --------
MORTGAGE BACKED (CONTINUED)
--------------------------------------------------------------------------------------------------------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$  3,932,548   5.500%, due 07/01/35
               Pool # 825283...................................................................  $   3,887,632
   5,509,308   5.000%, due 08/01/35
               Pool # 829670...................................................................      5,320,570
   2,417,432   5.500%, due 08/01/35
               Pool # 826872...................................................................      2,389,821
   4,297,708   5.000%, due 09/01/35
               Pool # 820347...................................................................      4,150,477
   4,557,314   5.000%, due 09/01/35
               Pool # 835699...................................................................      4,401,189
   7,742,301   5.000%, due 10/01/35
               Pool # 797669...................................................................      7,477,066
   1,069,809   5.500%, due 10/01/35
               Pool # 836912...................................................................      1,057,591
   5,840,809   5.000%, due 11/01/35
               Pool # 844809...................................................................      5,640,715
   5,888,960   5.000%, due 12/01/35
               Pool # 850561...................................................................      5,687,216
   2,122,590   5.500%, due 02/01/36
               Pool # 851330...................................................................      2,098,347
   2,160,612   5.500%, due 10/01/36
               Pool # 896340...................................................................      2,135,180
  11,969,555   5.500%, due 10/01/36
               Pool # 901723...................................................................     11,828,663
   6,666,640   6.500%, due 10/01/36
               Pool # 894118...................................................................      6,792,334
                                                                                                    ----------
                                                                                                   128,827,731
                                                                                                    ----------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.12%
      89,974   8.000%, due 10/20/15
               Pool # 002995...................................................................         94,963
     337,236   6.500%, due 02/20/29
               Pool # 002714...................................................................        345,584
     323,877   6.500%, due 04/20/31
               Pool # 003068...................................................................        331,630
                                                                                                    ----------
                                                                                                       772,177
                                                                                                    ----------
               TOTAL MORTGAGE BACKED
               ( Cost $163,464,678 )...........................................................    162,257,770

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 30.23%
--------------------------------------------------------------------------------------------------------------
               FEDERAL FARM CREDIT BANK - 0.65%
   4,000,000   5.875%, due 10/03/16............................................................      4,263,100
                                                                                                    ----------

                                                                                                         Value
Par Value                                                                                             (Note 2)
---------                                                                                             --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE
               CORP. - 1.19%
$  2,500,000   4.875%, due 11/15/13............................................................  $   2,484,742
   5,500,000   4.500%, due 01/15/14............................................................      5,344,807
                                                                                                    ----------
                                                                                                     7,829,549
                                                                                                    ----------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.64%
   4,675,000   4.000%, due 09/02/08............................................................      4,587,825
   2,400,000   5.250%, due 08/01/12............................................................      2,411,669
   3,905,000   4.625%, due 10/15/14............................................................      3,814,201
                                                                                                    ----------
                                                                                                    10,813,695
                                                                                                    ----------
               U.S. TREASURY BONDS (O) - 3.88%
   1,000,000   10.625%, due 08/15/15...........................................................      1,414,531
  14,825,000   6.250%, due 05/15/30............................................................     17,660,281
   6,100,000   5.375%, due 02/15/31............................................................      6,534,149
                                                                                                    ----------
                                                                                                    25,608,961
                                                                                                    ----------
               U.S. TREASURY NOTES (O) - 22.87%
  19,000,000   3.125%, due 01/31/07............................................................     18,972,545
   3,700,000   3.375%, due 02/28/07............................................................      3,690,461
  12,000,000   3.625%, due 04/30/07............................................................     11,945,628
   2,500,000   4.000%, due 08/31/07............................................................      2,483,008
   4,160,000   3.000%, due 11/15/07............................................................      4,088,664
  10,000,000   4.625%, due 03/31/08............................................................      9,957,420
   6,400,000   4.875%, due 04/30/08............................................................      6,393,997
   1,015,000   3.750%, due 05/15/08............................................................        999,458
  12,000,000   2.625%, due 03/15/09............................................................     11,467,968
   2,000,000   3.500%, due 02/15/10............................................................      1,929,688
   9,625,000   3.875%, due 05/15/10............................................................      9,378,735
   8,750,000   3.875%, due 09/15/10............................................................      8,505,613
  13,000,000   4.500%, due 11/15/10............................................................     12,907,583
   1,485,000   4.750%, due 03/31/11............................................................      1,487,495
  23,100,000   4.875%, due 02/15/12............................................................     23,311,157
   1,915,000   4.000%, due 02/15/14............................................................      1,833,090
   6,565,000   4.250%, due 11/15/14............................................................      6,368,562
   2,750,000   4.000%, due 02/15/15............................................................      2,619,697
   2,975,000   4.125%, due 05/15/15............................................................      2,856,580
   5,900,000   4.250%, due 08/15/15............................................................      5,709,170
   3,945,000   4.500%, due 11/15/15............................................................      3,884,282
                                                                                                    ----------
                                                                                                   150,790,801
                                                                                                    ----------
               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               ( Cost $199,166,889 )...........................................................    199,306,106



--------------------------------------------------------------------------------
                                                                              35

                See accompanying Notes to Financial Statements.

BOND FUND PORTFOLIO OF INVESTMENTS

                                                                                                         Value
Shares                                                                                                (Note 2)
------                                                                                                --------
INVESTMENT COMPANIES - 3.23%
--------------------------------------------------------------------------------------------------------------
           3   J.P. Morgan Prime Money Market Fund.............................................  $           3
  21,316,579   SSgA Prime Money Market Fund (N)................................................     21,316,579
                                                                                                    ----------
               TOTAL INVESTMENT COMPANIES
               ( Cost $21,316,582 )............................................................     21,316,582

COLLATERAL FOR SECURITIES ON LOAN - 22.47%
--------------------------------------------------------------------------------------------------------------
 148,129,298   State Street Navigator Securities Lending Portfolio (I).........................    148,129,298
                                                                                                    ----------
               TOTAL COLLATERAL FOR SECURITIES ON LOAN
               ( Cost $148,129,298 )...........................................................    148,129,298

TOTAL INVESTMENTS - 122.42%
--------------------------------------------------------------------------------------------------------------
( Cost $809,302,344** )..........................................................................  807,073,967

NET OTHER ASSETS AND LIABILITIES - (22.42)%
--------------------------------------------------------------------------------------------------------------
                                                                                                  (147,801,359)

TOTAL NET ASSETS - 100.00%
--------------------------------------------------------------------------------------------------------------
                                                                                                 $ 659,272,608
--------------------------------------------------------------------------------------------------------------

  ** Aggregate cost for Federal tax purposes was
     $810,147,896.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 1.37% of total net assets.
 (G) Floating rate or variable rate note. Rate shown is as of December 31, 2006.
 (H) Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.
 (N) Security segregated for forward or when-issued purchase commitments outstanding as of December 31, 2006.
 (O) All (or portion of security) on loan.
 PLC Public Limited Company.
 TBA To Be Announced.


--------------------------------------------------------------------------------
36

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

                                                                                                   Value
Par Value                                                                                         (Note 2)
---------                                                                                         --------
CORPORATE NOTES AND BONDS - 93.93%
------------------------------------------------------------------------------------------------------------
              AEROSPACE/DEFENSE - 2.82%
$   600,000   Argo-Tech Corp.
              9.250%, due 06/01/11............................................................  $    648,000
    500,000   Armor Holdings, Inc.
              8.250%, due 08/15/13............................................................       520,000
    750,000   Bombardier, Inc. (C)(D)(O)
              8.000%, due 11/15/14............................................................       768,750
    400,000   DRS Technologies, Inc.
              6.875%, due 11/01/13............................................................       403,000
    500,000   DRS Technologies, Inc.
              7.625%, due 02/01/18............................................................       515,000
    800,000   K&F Acquisition, Inc.
              7.750%, due 11/15/14............................................................       824,000
    350,000   L-3 Communications Corp.
              6.125%, due 01/15/14............................................................       342,125
    300,000   L-3 Communications Corp.,
              Series B
              6.375%, due 10/15/15............................................................       297,000
                                                                                                   ---------
                                                                                                   4,317,875
                                                                                                   ---------

              APPAREL/TEXTILES - 0.98%
    400,000   Levi Strauss & Co. (G)
              10.122%, due 04/01/12...........................................................       410,500
    750,000   Oxford Industries, Inc.
              8.875%, due 06/01/11............................................................       774,375
    300,000   Warnaco, Inc.
              8.875%, due 06/15/13............................................................       318,750
                                                                                                   ---------
                                                                                                   1,503,625
                                                                                                   ---------

              AUTOMOTIVE - 2.54%
    250,000   Ford Motor Credit Co.
              7.250%, due 10/25/11............................................................       244,818
    750,000   General Motors Acceptance Corp. LLC (O)
              6.750%, due 12/01/14............................................................       770,350
    600,000   General Motors Corp. (O)
              7.125%, due 07/15/13............................................................       565,500
    750,000   Goodyear Tire & Rubber Co. (O)
              7.857%, due 08/15/11............................................................       753,750
    750,000   Goodyear Tire & Rubber Co. (C)
              8.625%, due 12/01/11............................................................       774,375
    750,000   United Components, Inc.
              9.375%, due 06/15/13............................................................       776,250
                                                                                                   ---------
                                                                                                   3,885,043
                                                                                                   ---------

              BEVERAGE/FOOD - 1.76%
    500,000   B&G Foods, Inc.
              8.000%, due 10/01/11............................................................       505,000

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
              BEVERAGE/FOOD (CONTINUED)
$   400,000   Del Monte Corp. (O)
              6.750%, due 02/15/15............................................................  $    396,000
    180,000   Michael Foods, Inc.
              8.000%, due 11/15/13............................................................       186,750
    600,000   NBTY, Inc.
              7.125%, due 10/01/15............................................................       588,000
  1,000,000   Pinnacle Foods Group, Inc. (O)
              8.250%, due 12/01/13............................................................     1,023,750
                                                                                                   ---------
                                                                                                   2,699,500
                                                                                                   ---------

              BUILDING MATERIALS - 2.34%
  1,000,000   Goodman Global Holdings, Inc. (O)
              7.875%, due 12/15/12............................................................       982,500
    290,000   Interface, Inc.
              10.375%, due 02/01/10...........................................................       320,450
    750,000   Interline Brands, Inc.
              8.125%, due 06/15/14............................................................       770,625
    500,000   Jacuzzi Brands, Inc.
              9.625%, due 07/01/10............................................................       531,250
  1,000,000   U.S. Concrete, Inc. (C)
              8.375%, due 04/01/14............................................................       977,500
                                                                                                   ---------
                                                                                                   3,582,325
                                                                                                   ---------

              CHEMICALS - 3.30%
  1,000,000   Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (C)
              9.750%, due 11/15/14............................................................     1,013,750
    500,000   Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC (C)(G)
              9.870%, due 11/15/14............................................................       500,625
    750,000   Ineos Group Holdings PLC (C)(D)
              8.500%, due 02/15/16............................................................       716,250
    500,000   Lyondell Chemical Co.
              8.000%, due 09/15/14............................................................       518,750
  1,000,000   Lyondell Chemical Co.
              8.250%, due 09/15/16............................................................     1,050,000
     80,000   Nalco Co.
              7.750%, due 11/15/11............................................................        81,800
    600,000   Nalco Co. (O)
              8.875%, due 11/15/13............................................................       635,250
    530,000   Rockwood Specialties Group, Inc.
              7.500%, due 11/15/14............................................................       533,975
                                                                                                   ---------
                                                                                                   5,050,400
                                                                                                   ---------

              CONSUMER PRODUCTS - 3.74%
    400,000   American Achievement Corp.
              8.250%, due 04/01/12............................................................       409,500



--------------------------------------------------------------------------------
                                                                              37

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
CORPORATE NOTES AND BONDS (CONTINUED)
------------------------------------------------------------------------------------------------------------
              CONSUMER PRODUCTS (CONTINUED)
$ 1,000,000   Central Garden and Pet Co.
              9.125%, due 02/01/13............................................................  $  1,040,000
    290,000   Da-Lite Screen Co., Inc.
              9.500%, due 05/15/11............................................................       301,600
    650,000   Jarden Corp. (O)
              9.750%, due 05/01/12............................................................       687,375
    900,000   Leslie's Poolmart
              7.750%, due 02/01/13............................................................       895,500
  1,100,000   Simmons Bedding Co. (O)
              7.875%, due 01/15/14............................................................     1,113,750
    500,000   Visant Corp.
              7.625%, due 10/01/12............................................................       506,250
    750,000   Visant Holding Corp.
              8.750%, due 12/01/13............................................................       772,500
                                                                                                   ---------
                                                                                                   5,726,475
                                                                                                   ---------

              ENVIRONMENTAL - 2.96%
    315,000   Allied Waste North America, Inc.
              7.875%, due 04/15/13............................................................       324,844
    500,000   Allied Waste North America, Inc.,
              Series B
              7.125%, due 05/15/16............................................................       495,000
  1,000,000   Casella Waste Systems, Inc.
              9.750%, due 02/01/13............................................................     1,047,500
    800,000   Waste Connections, Inc. (O)(P)
              3.750%, due 04/01/26............................................................       848,000
    750,000   Waste Services, Inc.
              9.500%, due 04/15/14............................................................       781,875
  1,000,000   WCA Waste Corp. (O)
              9.250%, due 06/15/14............................................................     1,045,000
                                                                                                   ---------
                                                                                                   4,542,219
                                                                                                   ---------

              FOOD & DRUG RETAILERS - 2.06%
    250,000   Ingles Markets, Inc.
              8.875%, due 12/01/11............................................................       260,625
  1,100,000   Rite Aid Corp.
              7.125%, due 01/15/07............................................................     1,100,000
    750,000   Rite Aid Corp. (O)
              9.250%, due 06/01/13............................................................       753,750
    250,000   Stater Brothers Holdings
              8.125%, due 06/15/12............................................................       253,750
    750,000   Supervalu, Inc.
              7.500%, due 11/15/14............................................................       782,026
                                                                                                   ---------
                                                                                                   3,150,151
                                                                                                   ---------

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
              FORESTRY/PAPER - 4.83%
$   500,000   Abitibi-Consolidated Co. of Canada (D)(O)
              8.375%, due 04/01/15............................................................  $    432,500
    750,000   Abitibi-Consolidated, Inc. (D)(G)
              8.860%, due 06/15/11............................................................       712,500
    350,000   Boise Cascade LLC (G)(O)
              8.249%, due 10/15/12............................................................       350,875
    750,000   Boise Cascade LLC
              7.125%, due 10/15/14............................................................       725,625
    750,000   Cascades, Inc. (D)
              7.250%, due 02/15/13............................................................       748,125
    485,000   Catalyst Paper Corp. (D)
              7.375%, due 03/01/14............................................................       459,538
    600,000   Catalyst Paper Corp.,
              Series D (D)(O)
              8.625%, due 06/15/11............................................................       607,500
    750,000   Georgia-Pacific Corp. (C)
              7.125%, due 01/15/17............................................................       748,125
    750,000   NewPage Corp. (O)
              10.000%, due 05/01/12...........................................................       791,250
    355,000   Smurfit Kappa Funding PLC (D)
              9.625%, due 10/01/12............................................................       376,300
    644,000   Smurfit-Stone Container Enterprise, Inc.
              9.750%, due 02/01/11............................................................       664,125
    250,000   Verso Paper Holdings LLC and Verson Paper, Inc. (C)(G)
              9.121%, due 08/01/14............................................................       253,750
    500,000   Verso Paper Holdings LLC and Verson Paper, Inc. (C)
              11.375%, due 08/01/16...........................................................       525,000
                                                                                                   ---------
                                                                                                   7,395,213
                                                                                                   ---------

              GAMING - 6.74%
    750,000   American Casino & Entertainment Properties LLC
              7.850%, due 02/01/12............................................................       765,938
    300,000   Boyd Gaming Corp.
              8.750%, due 04/15/12............................................................       313,500
    320,000   Boyd Gaming Corp. (O)
              6.750%, due 04/15/14............................................................       319,200
    200,000   Chukchansi Economic Development Authority (C)(G)
              8.877%, due 11/15/12............................................................       205,500
    650,000   Global Cash Access LLC/Global Cash Finance Corp.
              8.750%, due 03/15/12............................................................       682,500
    750,000   Herbst Gaming, Inc. (O)
              7.000%, due 11/15/14............................................................       716,250



--------------------------------------------------------------------------------
38

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
CORPORATE NOTES AND BONDS (CONTINUED)
------------------------------------------------------------------------------------------------------------
              GAMING (CONTINUED)
$ 1,000,000   Isle of Capri Casinos, Inc.
              9.000%, due 03/15/12............................................................  $  1,045,000
    500,000   Isle of Capri Casinos, Inc.
              7.000%, due 03/01/14............................................................       497,500
  1,000,000   MGM Mirage, Inc.
              7.625%, due 01/15/17............................................................     1,002,500
  1,000,000   MTR Gaming Group, Inc.,
              Series B
              9.750%, due 04/01/10............................................................     1,055,000
    500,000   Pinnacle Entertainment, Inc.
              8.250%, due 03/15/12............................................................       505,000
    365,000   Pinnacle Entertainment, Inc. (O)
              8.750%, due 10/01/13............................................................       386,900
    345,000   Scientific Games Corp.
              6.250%, due 12/15/12............................................................       337,237
    300,000   Seneca Gaming Corp.,
              Series B
              7.250%, due 05/01/12............................................................       305,250
    500,000   Station Casinos, Inc. (O)
              6.875%, due 03/01/16............................................................       448,750
    750,000   Station Casinos, Inc.
              7.750%, due 08/15/16............................................................       755,625
  1,000,000   Wimar Opco LLC (C)
              9.625%, due 12/15/14............................................................       990,000
                                                                                                   ---------
                                                                                                  10,331,650
                                                                                                   ---------

              GENERAL INDUSTRIAL & MANUFACTURING - 0.80%
    500,000   Chart Industries, Inc./Pre First Reserve Fund X L.P. Merger (C)
              9.125%, due 10/15/15............................................................       527,500
    200,000   Hexcel Corp.
              6.750%, due 02/01/15............................................................       197,000
    500,000   Wesco Distribution, Inc.
              7.500%, due 10/15/17............................................................       502,500
                                                                                                   ---------
                                                                                                   1,227,000
                                                                                                   ---------

              HEALTH CARE - 5.49%
  1,000,000   Carriage Services, Inc.
              7.875%, due 01/15/15............................................................       977,500
    750,000   DaVita, Inc.
              7.250%, due 03/15/15............................................................       765,000
  1,000,000   HCA, Inc. (C)
              9.250%, due 11/15/16............................................................     1,071,250
    500,000   HCA, Inc. (C)
              9.625%, due 11/15/16............................................................       537,500

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
              HEALTH CARE (CONTINUED)
$   750,000   IASIS Healthcare LLC/IASIS Capital Corp.
              8.750%, due 06/15/14............................................................  $    759,375
    750,000   Omnicare, Inc.,
              Series OCR (P)
              3.250%, due 12/15/35............................................................       650,625
    500,000   Psychiatric Solutions, Inc.
              7.750%, due 07/15/15............................................................       498,750
    500,000   Res-Care, Inc.
              7.750%, due 10/15/13............................................................       512,500
    500,000   Service Corp. International
              7.375%, due 10/01/14............................................................       522,500
    500,000   Service Corp. International (O)
              7.625%, due 10/01/18............................................................       530,000
    400,000   Triad Hospitals, Inc.
              7.000%, due 11/15/13............................................................       402,500
    750,000   Vanguard Health Holding Co., II LLC
              9.000%, due 10/01/14............................................................       759,375
    420,000   Warner Chilcott Corp.
              8.750%, due 02/01/15............................................................       430,500
                                                                                                   ---------
                                                                                                   8,417,375
                                                                                                   ---------

              HOTELS - 0.53%
    600,000   Gaylord Entertainment Co.
              8.000%, due 11/15/13............................................................       622,500
    200,000   Host Marriott L.P.,
              Series O (O)
              6.375%, due 03/15/15............................................................       197,250
                                                                                                   ---------
                                                                                                     819,750
                                                                                                   ---------

              LEISURE & ENTERTAINMENT - 0.42%
    650,000   Speedway Motorsports, Inc.
              6.750%, due 06/01/13............................................................       650,000
                                                                                                   ---------

              MEDIA - BROADCASTING - 2.18%
    754,000   Allbritton Communications Co.
              7.750%, due 12/15/12............................................................       761,540
    100,000   LIN Television Corp.
              6.500%, due 05/15/13............................................................        95,250
    750,000   LIN Television Corp. (P)
              2.500%, due 05/15/33............................................................       703,125
    550,000   LIN Television Corp.,
              Series B
              6.500%, due 05/15/13............................................................       523,875
    350,000   Radio One, Inc. (O)
              6.375%, due 02/15/13............................................................       327,250



--------------------------------------------------------------------------------
                                                                              39

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
CORPORATE NOTES AND BONDS (CONTINUED)
------------------------------------------------------------------------------------------------------------
              MEDIA - BROADCASTING (CONTINUED)
$   400,000   Radio One, Inc.,
              Series B
              8.875%, due 07/01/11............................................................  $    413,000
    500,000   Sinclair Broadcast Group, Inc.
              8.000%, due 03/15/12............................................................       516,250
                                                                                                   ---------
                                                                                                   3,340,290
                                                                                                   ---------

              MEDIA - CABLE - 4.87%
  1,000,000   Cablevision Systems Corp.,
              Series B (G)
              9.870%, due 04/01/09............................................................     1,055,000
    250,000   Cablevision Systems Corp.,
              Series B (O)
              8.000%, due 04/15/12............................................................       245,625
    250,000   Echostar DBS Corp.
              6.625%, due 10/01/14............................................................       243,750
  1,250,000   Kabel Deutschland GMBH
              10.625%, due 07/01/14...........................................................     1,385,938
  1,000,000   Lodgenet Entertainment Corp.
              9.500%, due 06/15/13............................................................     1,077,500
    300,000   Mediacom Broadband LLC (O)
              8.500%, due 10/15/15............................................................       303,750
  1,000,000   Mediacom LLC/Mediacom Capital Corp.
              9.500%, due 01/15/13............................................................     1,030,000
  1,150,000   NTL Cable PLC (D)
              9.125%, due 08/15/16............................................................     1,214,687
  1,000,000   Telenet Group Holding N.V. (B)(C)(D)
              0.000%, due 06/15/14............................................................       901,250
                                                                                                   ---------
                                                                                                   7,457,500
                                                                                                   ---------

              MEDIA - DIVERSIFIED &
              SERVICES - 4.00%
    500,000   Advanstar Communications, Inc.
              10.750%, due 08/15/10...........................................................       538,125
    750,000   Advanstar Communications, Inc.,
              Series B
              12.000%, due 02/15/11...........................................................       783,750
  1,000,000   Hughes Network Systems LLC/HNS Finance Corp.
              9.500%, due 04/15/14............................................................     1,043,750
    500,000   Intelsat Bermuda, Ltd. (C)(D)
              9.250%, due 06/15/16............................................................       537,500
    750,000   Intelsat Bermuda, Ltd. (C)(D)
              11.250%, due 06/15/16...........................................................       823,125
    400,000   Intelsat Subsidiary Holding Co., Ltd. (G)
              10.484%, due 01/15/12...........................................................       403,500

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
              MEDIA - DIVERSIFIED &
              SERVICES (CONTINUED)
$   210,000   Lamar Media Corp.
              7.250%, due 01/01/13............................................................  $    213,938
    500,000   Lamar Media Corp.
              6.625%, due 08/15/15............................................................       495,625
    500,000   LBI Media, Inc.
              10.125%, due 07/15/12...........................................................       530,625
    750,000   Quebecor Media, Inc. (D)
              7.750%, due 03/15/16............................................................       765,937
                                                                                                   ---------
                                                                                                   6,135,875
                                                                                                   ---------

              METALS AND MINING - 2.91%
    750,000   Aleris International, Inc. (C)
              9.000%, due 12/15/14............................................................       753,750
    750,000   Aleris International, Inc. (C)
              10.000%, due 12/15/16...........................................................       751,875
  1,000,000   Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp.
              10.000%, due 06/01/12...........................................................     1,085,000
    500,000   Arch Western Finance LLC
              6.750%, due 07/01/13............................................................       496,250
    510,000   Foundation PA Coal Co.
              7.250%, due 08/01/14............................................................       518,925
    900,000   Peabody Energy Corp. (O)(P)
              4.750%, due 12/15/66............................................................       858,375
                                                                                                   ---------
                                                                                                   4,464,175
                                                                                                   ---------

              NON FOOD & DRUG RETAILERS - 4.11%
  1,250,000   Autonation, Inc. (G)
              7.374%, due 04/15/13............................................................     1,256,250
    500,000   Buhrmann U.S., Inc.
              7.875%, due 03/01/15............................................................       487,500
    500,000   Burlington Coat Factory Warehouse Corp. (C)(O)
              11.125%, due 04/15/14...........................................................       487,500
    250,000   GSC Holdings Corp. (G)
              9.247%, due 10/01/11............................................................       259,375
    400,000   Pantry, Inc.
              7.750%, due 02/15/14............................................................       402,500
    350,000   Petro Stopping Centers L.P./Petro Financial Corp.
              9.000%, due 02/15/12............................................................       362,250
  1,000,000   Sally Holdings LLC (C)
              9.250%, due 11/15/14............................................................     1,018,750
    500,000   Sally Holdings LLC (C)(O)
              10.500%, due 11/15/16...........................................................       510,000



--------------------------------------------------------------------------------
40

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
CORPORATE NOTES AND BONDS (CONTINUED)
------------------------------------------------------------------------------------------------------------
              NON FOOD & DRUG RETAILERS (CONTINUED)
$   706,000   Stripes Acquisition LLC/Susser Finance Corp. (C)
              10.625%, due 12/15/13...........................................................  $    766,010
    750,000   United Auto Group, Inc. (C)
              7.750%, due 12/15/16............................................................       753,750
                                                                                                   ---------
                                                                                                   6,303,885
                                                                                                   ---------
              OIL & GAS - 5.06%
    470,000   Chesapeake Energy Corp.
              6.875%, due 01/15/16............................................................       474,112
  1,200,000   Complete Production Services, Inc. (C)
              8.000%, due 12/15/16............................................................     1,230,000
    700,000   Compton Petroleum Finance Corp. (O)
              7.625%, due 12/01/13............................................................       675,500
    400,000   Comstock Resources, Inc.
              6.875%, due 03/01/12............................................................       388,000
    350,000   Denbury Resources, Inc.
              7.500%, due 04/01/13............................................................       355,250
    250,000   Denbury Resources, Inc. (O)
              7.500%, due 12/15/15............................................................       255,000
    300,000   Encore Acquisition Co.
              6.250%, due 04/15/14............................................................       281,250
    500,000   Encore Acquisition Co.
              6.000%, due 07/15/15............................................................       456,250
  1,000,000   Exco Resources, Inc.
              7.250%, due 01/15/11............................................................     1,015,000
    320,000   Hanover Compressor Co.
              9.000%, due 06/01/14............................................................       345,600
    750,000   Harvest Operations Corp. (D)(O)
              7.875%, due 10/15/11............................................................       710,625
    650,000   PetroHawk Energy Corp.
              9.125%, due 07/15/13............................................................       682,500
    500,000   Range Resources Corp.
              6.375%, due 03/15/15............................................................       487,500
    400,000   Whiting Petroleum Corp. (O)
              7.250%, due 05/01/13............................................................       401,000
                                                                                                   ---------
                                                                                                   7,757,587
                                                                                                   ---------
              PACKAGING - 1.15%
    750,000   BWAY Corp.
              10.000%, due 10/15/10...........................................................       785,625
    750,000   Crown Americas LLC/Crown Americas Capital Corp.
              7.625%, due 11/15/13............................................................       772,500
    201,000   Owens-Brockway Glass Container, Inc.
              8.875%, due 02/15/09............................................................       205,522
                                                                                                   ---------
                                                                                                   1,763,647
                                                                                                   ---------

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
              PRINTING & PUBLISHING - 2.65%
$ 1,000,000   CBD Media, Inc.
              8.625%, due 06/01/11............................................................  $  1,025,000
  1,500,000   Idearc, Inc. (C)
              8.000%, due 11/15/16............................................................     1,522,500
    750,000   RH Donnelley Corp.,
              Series A-2 (O)
              6.875%, due 01/15/13............................................................       719,063
    750,000   RH Donnelley Corp.,
              Series A-3
              8.875%, due 01/15/16............................................................       787,500
                                                                                                   ---------
                                                                                                   4,054,063
                                                                                                   ---------
              STEEL - 0.19%
    300,000   Valmont Industries, Inc.
              6.875%, due 05/01/14............................................................       297,375
                                                                                                   ---------
              SUPPORT SERVICES - 6.96%
    500,000   Ahern Rentals, Inc.
              9.250%, due 08/15/13............................................................       521,250
    750,000   Ashtead Capital, Inc. (C)
              9.000%, due 08/15/16............................................................       802,500
    300,000   Ashtead Holdings PLC (C)(D)
              8.625%, due 08/01/15............................................................       312,000
    250,000   Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (C)(G)
              7.874%, due 05/15/14............................................................       241,250
    500,000   Cardtronics, Inc.
              9.250%, due 08/15/13............................................................       526,250
    750,000   Education Management LLC/Education Management Corp. (C)
              10.250%, due 06/01/16...........................................................       793,125
    250,000   FTI Consulting, Inc. (P)
              3.750%, due 07/15/12............................................................       287,500
    500,000   FTI Consulting, Inc. (C)
              7.750%, due 10/01/16............................................................       518,750
    750,000   H&E Equipment Services, Inc.
              8.375%, due 07/15/16............................................................       785,625
  1,000,000   Hertz Corp. (C)
              8.875%, due 01/01/14............................................................     1,047,500
    500,000   Hertz Corp. (C)(O)
              10.500%, due 01/01/16...........................................................       550,000
    640,000   Iron Mountain, Inc.
              8.625%, due 04/01/13............................................................       660,800
    140,000   Iron Mountain, Inc.
              7.750%, due 01/15/15............................................................       142,800
    500,000   Mac-Gray Corp.
              7.625%, due 08/15/15............................................................       507,500
    400,000   Norcross Safety Products LLC/Norcross Capital Corp., Series B
              9.875%, due 08/15/11............................................................       426,000



--------------------------------------------------------------------------------
                                                                              41

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
CORPORATE NOTES AND BONDS (CONTINUED)
------------------------------------------------------------------------------------------------------------
              SUPPORT SERVICES (CONTINUED)
$   700,000   United Rentals North America, Inc. (O)
              7.750%, due 11/15/13............................................................  $    702,625
    500,000   West Corp. (C)
              9.500%, due 10/15/14............................................................       500,000
    300,000   West Corp. (C)(O)
              11.000%, due 10/15/16...........................................................       303,000
  1,000,000   Williams Scotsman, Inc.
              8.500%, due 10/01/15............................................................     1,043,750
                                                                                                   ---------
                                                                                                  10,672,225
                                                                                                   ---------
              TECHNOLOGY - 4.38%
    750,000   Celestica, Inc. (D)
              7.625%, due 07/01/13............................................................       731,250
    100,000   Flextronics International, Ltd. (D)(O)(P)
              1.000%, due 08/01/10............................................................        97,875
    750,000   Freescale Semiconductor, Inc. (C)
              8.875%, due 12/15/14............................................................       747,188
    750,000   Freescale Semiconductor, Inc. (C)(O)
              10.125%, due 12/15/16...........................................................       750,938
  1,500,000   Lucent Technologies, Inc. (O)
              6.450%, due 03/15/29............................................................     1,383,750
    150,000   NXP BV/NXP Funding LLC (C)(D)
              7.875%, due 10/15/14............................................................       155,062
    500,000   Sungard Data Systems, Inc.
              9.125%, due 08/15/13............................................................       525,000
    250,000   Sungard Data Systems, Inc. (G)
              9.973%, due 08/15/13............................................................       259,687
  1,000,000   Sungard Data Systems, Inc. (O)
              10.250%, due 08/15/15...........................................................     1,067,500
  1,000,000   Syniverse Technologies, Inc.,
              Series B
              7.750%, due 08/15/13............................................................       997,500
                                                                                                   ---------
                                                                                                   6,715,750
                                                                                                   ---------
              TELECOMMUNICATIONS - 7.39%
  1,500,000   American Cellular Corp.,
              Series B
              10.000%, due 08/01/11...........................................................     1,586,250
  1,000,000   Centennial Communications Corp. (G)
              11.122%, due 01/01/13...........................................................     1,057,500
    650,000   Centennial Communications Corp./Cellular Operating Co. LLC/Puerto Rico Operations (O)
              8.125%, due 02/01/14............................................................       667,062
  1,000,000   Cincinnati Bell, Inc. (O)
              8.375%, due 01/15/14............................................................     1,027,500
    700,000   Cincinnati Bell Telephone Co.
              6.300%, due 12/01/28............................................................       630,000

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
              TELECOMMUNICATIONS (CONTINUED)
$   900,000   Citizens Communications Co. (C)
              7.875%, due 01/15/27............................................................  $    909,000
  1,500,000   Nordic Telephone Co. Holdings ApS (C)(D)
              8.875%, due 05/01/16............................................................     1,605,000
    750,000   Qwest Communications International, Inc. (G)
              8.874%, due 02/15/09............................................................       759,375
    400,000   Qwest Corp.
              7.500%, due 10/01/14............................................................       424,000
    230,000   Qwest Corp.
              7.625%, due 06/15/15............................................................       246,100
    500,000   Rural Cellular Corp.
              8.250%, due 03/15/12............................................................       520,625
  1,000,000   Time Warner Telecom Holdings, Inc.
              9.250%, due 02/15/14............................................................     1,068,750
    750,000   Windstream Corp. (C)
              8.625%, due 08/01/16............................................................       821,250
                                                                                                   ---------
                                                                                                  11,322,412
                                                                                                   ---------
              TRANSPORTATION - 0.82%
    500,000   CHC Helicopter Corp. (D)
              7.375%, due 05/01/14............................................................       481,875
    755,000   Gulfmark Offshore, Inc.
              7.750%, due 07/15/14............................................................       770,100
                                                                                                   ---------
                                                                                                   1,251,975
                                                                                                   ---------
              UTILITIES - 5.95%
  1,500,000   Dynegy Holdings, Inc.
              8.375%, due 05/01/16............................................................     1,575,000
    750,000   Edison Mission Energy
              7.750%, due 06/15/16............................................................       795,000
  1,000,000   Ferrellgas Partners L.P./Ferrellgas Partners Finance
              8.750%, due 06/15/12............................................................     1,025,000
    300,000   Holly Energy Partners L.P.
              6.250%, due 03/01/15............................................................       285,000
    750,000   Inergy L.P./Inergy Finance Corp.
              6.875%, due 12/15/14............................................................       736,875
    500,000   Mariner Energy, Inc.
              7.500%, due 04/15/13............................................................       485,000
    300,000   Mirant Americas Generation LLC
              8.300%, due 05/01/11............................................................       307,500
  1,000,000   Mirant North America LLC
              7.375%, due 12/31/13............................................................     1,015,000
    335,000   NorthWestern Corp.
              5.875%, due 11/01/14............................................................       329,150
    750,000   NRG Energy, Inc.
              7.375%, due 02/01/16............................................................       753,750



--------------------------------------------------------------------------------
42

                See accompanying Notes to Financial Statements.

HIGH INCOME FUND PORTFOLIO OF INVESTMENTS

                                                                                                   Value
Par Value                                                                                         (Note 2)
---------                                                                                         --------
CORPORATE NOTES AND BONDS (CONTINUED)
------------------------------------------------------------------------------------------------------------
              UTILITIES (CONTINUED)
$   500,000   NRG Energy, Inc.
              7.375%, due 01/15/17............................................................  $    501,250
     19,000   Sierra Pacific Resources (O)
              8.625%, due 03/15/14............................................................        20,400
    500,000   Suburban Propane Partners L.P./Suburban Energy Finance Corp. (O)
              6.875%, due 12/15/13............................................................       490,000
    750,000   Williams Cos., Inc. (O)
              7.625%, due 07/15/19............................................................       802,500
                                                                                                   ---------
                                                                                                   9,121,425
                                                                                                   ---------
              TOTAL CORPORATE NOTES AND BONDS
              ( Cost $142,011,980 )...........................................................   143,956,785
Shares
------
PREFERRED STOCK - 1.30%
------------------------------------------------------------------------------------------------------------
              AUTOMOTIVE - 1.30%
     78,860   General Motors Corp.,
              Series A (P)
              4.500%..........................................................................     1,993,581
                                                                                                   ---------
              TOTAL PREFERRED STOCK
              ( Cost $1,911,451 ).............................................................     1,993,581

INVESTMENT COMPANY - 2.95%
------------------------------------------------------------------------------------------------------------
  4,531,885   SSgA Prime Money Market Fund....................................................     4,531,885
                                                                                                   ---------
              TOTAL INVESTMENT COMPANY
              ( Cost $4,531,885 ).............................................................     4,531,885

COLLATERAL FOR SECURITIES ON LOAN - 15.68%
------------------------------------------------------------------------------------------------------------
 24,024,048   State Street Navigator Securities Lending Portfolio (I).........................    24,024,048
                                                                                                   ---------
              TOTAL COLLATERAL FOR SECURITIES ON LOAN
              ( Cost $24,024,048 )............................................................    24,024,048

                                                                                                       Value
                                                                                                    (Note 2)
                                                                                                    --------
TOTAL INVESTMENTS - 113.86%
------------------------------------------------------------------------------------------------------------
( Cost $172,479,364** ).......................................................................  $174,506,299

NET OTHER ASSETS AND LIABILITIES - (13.86)%
------------------------------------------------------------------------------------------------------------
                                                                                                 (21,248,583)

TOTAL NET ASSETS - 100.00%
------------------------------------------------------------------------------------------------------------
                                                                                                $153,257,716
------------------------------------------------------------------------------------------------------------

  ** Aggregate cost for Federal tax purposes was
     $172,510,202.
 (B) Represents a security with a specified coupon until a predetermined date, at which time the stated rate is adjusted to a new contract rate.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 8.59% of total net assets.
 (G) Floating rate or variable rate note. Rate shown is as of December 31, 2006.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (O) All (or portion of security) on loan.
 (P) Convertible.
 PLC Public Limited Company.



--------------------------------------------------------------------------------
                                                                              43

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

                                                                                                       Value
Shares                                                                                              (Note 2)
------                                                                                              --------
COMMON STOCKS - 51.60%
------------------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 3.03%
     34,000   Carnival Corp. .................................................................  $  1,667,700
     48,000   Gannett Co., Inc. ..............................................................     2,902,080
     64,000   Gap, Inc. ......................................................................     1,248,000
     64,000   Genuine Parts Co. ..............................................................     3,035,520
    191,000   Home Depot, Inc. ...............................................................     7,670,560
    100,000   Newell Rubbermaid, Inc. ........................................................     2,895,000
     62,100   Polaris Industries, Inc. (O)....................................................     2,908,143
                                                                                                   ---------
                                                                                                  22,327,003
                                                                                                   ---------
              CONSUMER STAPLES - 8.41%
    135,200   Altria Group, Inc. .............................................................    11,602,864
    149,000   Anheuser-Busch Cos., Inc. ......................................................     7,330,800
    153,000   Coca-Cola Co. ..................................................................     7,382,250
     35,100   Colgate-Palmolive Co. ..........................................................     2,289,924
     77,500   General Mills, Inc. ............................................................     4,464,000
    112,000   Kimberly-Clark Corp. ...........................................................     7,610,400
     60,500   PepsiCo, Inc. ..................................................................     3,784,275
    105,500   Procter & Gamble Co. ...........................................................     6,780,485
     26,000   UST, Inc. (O)...................................................................     1,513,200
    196,900   Wal-Mart Stores, Inc. ..........................................................     9,092,842
                                                                                                   ---------
                                                                                                  61,851,040
                                                                                                   ---------
              ENERGY - 3.62%
    106,500   BP PLC, ADR.....................................................................     7,146,150
    143,000   Chevron Corp. ..................................................................    10,514,790
    124,900   ConocoPhillips..................................................................     8,986,555
                                                                                                   ---------
                                                                                                  26,647,495
                                                                                                   ---------
              FINANCIALS - 13.69%
    117,714   Allstate Corp. .................................................................     7,664,359
    209,296   Bank of America Corp. ..........................................................    11,174,313
     77,000   Bank of New York Co., Inc. .....................................................     3,031,490
    311,705   Citigroup, Inc. ................................................................    17,361,969
    110,000   Federal Home Loan Mortgage Corp. ...............................................     7,469,000
     79,000   Fifth Third Bancorp (O).........................................................     3,233,470
    193,854   J.P. Morgan Chase & Co. ........................................................     9,363,148
     73,000   National City Corp. ............................................................     2,668,880
    129,000   Plum Creek Timber Co., Inc., REIT...............................................     5,140,650
     72,000   Rayonier, Inc., REIT............................................................     2,955,600
     46,000   SLM Corp. ......................................................................     2,243,420
     43,200   SunTrust Banks, Inc. ...........................................................     3,648,240
    258,000   U.S. Bancorp....................................................................     9,337,020
    104,300   Wachovia Corp. .................................................................     5,939,885
     65,000   Washington Mutual, Inc. ........................................................     2,956,850
    183,400   Wells Fargo & Co. ..............................................................     6,521,704
                                                                                                   ---------
                                                                                                 100,709,998
                                                                                                   ---------

                                                                                                       Value
Shares                                                                                              (Note 2)
------                                                                                              --------
              HEALTH CARE - 6.18%
     92,000   Abbott Laboratories.............................................................  $  4,481,320
    153,000   Bristol-Myers Squibb Co. .......................................................     4,026,960
     81,000   Eli Lilly & Co. ................................................................     4,220,100
    165,000   Johnson & Johnson...............................................................    10,893,300
    128,700   Merck & Co., Inc. ..............................................................     5,611,320
    390,019   Pfizer, Inc. ...................................................................    10,101,492
    121,000   Wyeth...........................................................................     6,161,320
                                                                                                   ---------
                                                                                                  45,495,812
                                                                                                   ---------
              INDUSTRIALS - 7.05%
     38,400   3M Co. .........................................................................     2,992,512
     36,400   Avery Dennison Corp. (O)........................................................     2,472,652
     22,000   Caterpillar, Inc. ..............................................................     1,349,260
     67,000   Emerson Electric Co. ...........................................................     2,954,030
    513,000   General Electric Co. ...........................................................    19,088,730
     97,600   Illinois Tool Works, Inc. (O)...................................................     4,508,144
    159,500   Masco Corp. ....................................................................     4,764,265
     65,000   Pitney Bowes, Inc. .............................................................     3,002,350
    101,900   United Technologies Corp. ......................................................     6,370,788
    119,000   Waste Management, Inc. .........................................................     4,375,630
                                                                                                   ---------
                                                                                                  51,878,361
                                                                                                   ---------
              INFORMATION TECHNOLOGY - 1.24%
     85,000   Hewlett-Packard Co. ............................................................     3,501,150
    154,000   Intel Corp. ....................................................................     3,118,500
     83,000   Maxim Integrated Products, Inc. ................................................     2,541,460
                                                                                                   ---------
                                                                                                   9,161,110
                                                                                                   ---------
              MATERIALS - 2.51%
     69,500   Dow Chemical Co. ...............................................................     2,775,830
     61,000   E.I. Du Pont de Nemours & Co. ..................................................     2,971,310
     47,000   PPG Industries, Inc. ...........................................................     3,017,870
     88,200   Rohm & Haas Co. ................................................................     4,508,784
     73,200   Weyerhaeuser Co. ...............................................................     5,171,580
                                                                                                   ---------
                                                                                                  18,445,374
                                                                                                   ---------
              TELECOMMUNICATION SERVICES - 3.41%
    100,000   AT&T, Inc. .....................................................................     3,575,000
    170,200   BellSouth Corp. ................................................................     8,018,122
    241,500   Verizon Communications, Inc. ...................................................     8,993,460
    317,000   Windstream Corp. ...............................................................     4,507,740
                                                                                                   ---------
                                                                                                  25,094,322
                                                                                                   ---------
              UTILITIES - 2.46%
     53,000   Ameren Corp. (O)................................................................     2,847,690
     91,000   Consolidated Edison, Inc. (O)...................................................     4,374,370
     17,000   Dominion Resources, Inc. .......................................................     1,425,280



--------------------------------------------------------------------------------
44

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

                                                                                                       Value
Shares                                                                                              (Note 2)
------                                                                                              --------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------------------------------------
              UTILITIES (CONTINUED)
     91,200   Duke Energy Corp. ..............................................................  $  3,028,752
     65,600   Pinnacle West Capital Corp. ....................................................     3,325,264
     85,000   Southern Co. (O)................................................................     3,133,100
                                                                                                   ---------
                                                                                                  18,134,456
                                                                                                   ---------
              TOTAL COMMON STOCKS
              ( Cost $320,267,778 )...........................................................   379,744,971
Par Value
---------
ASSET BACKED - 1.82%
------------------------------------------------------------------------------------------------------------
$   581,463   ABSC Long Beach Home Equity Loan Trust,
              Series 2000-LB1, Class AF5 (M)
              8.550%, due 09/21/30............................................................       579,866
  1,100,000   Ameriquest Mortgage Securities, Inc.,
              Series 2004-FR1, Class M2 (M)
              5.207%, due 05/25/34............................................................     1,079,503
  1,625,165   CIT Group Home Equity Loan Trust,
              Series 2002-2, Class BF (M)
              6.830%, due 06/25/33............................................................     1,519,930
  1,300,000   Citibank Credit Card Issuance Trust,
              Series 2004-A1, Class A1
              2.550%, due 01/20/09............................................................     1,298,176
  1,120,000   GMAC Mortgage Corp. Loan Trust,
              Series 2004-HE2, Class M1
              3.950%, due 10/25/33............................................................     1,098,824
    968,531   Green Tree Financial Corp.,
              Series 1998-2, Class A6
              6.810%, due 12/01/27............................................................       997,714
  2,190,000   GSAMP Trust,
              Series 2006-S5, Class M5 (M)
              7.488%, due 09/25/36............................................................     2,121,716
  1,400,000   Park Place Securities, Inc.,
              Series 2004-WWF1, Class M10 (G) (M)
              7.850%, due 12/25/34............................................................     1,402,960
  1,025,000   Renaissance Home Equity Loan Trust,
              Series 2005-4, Class M9 (M)
              7.000%, due 02/25/36............................................................       988,324

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
ASSET BACKED (CONTINUED)
------------------------------------------------------------------------------------------------------------
$   568,167   Residential Asset Mortgage Products, Inc.,
              Series 2003-RS9, Class AI5
              4.990%, due 03/25/31............................................................  $    564,218
    740,000   Soundview Home Equity Loan Trust,
              Series 2005-B, Class M6 (M)
              6.175%, due 05/25/35............................................................       734,345
  1,045,000   Wells Fargo Home Equity Trust,
              Series 2004-2, Class M8A (C) (G)
              8.350%, due 05/25/34............................................................     1,029,811
                                                                                                   ---------
              TOTAL ASSET BACKED
              ( Cost $13,485,676 )............................................................    13,415,387

COMMERCIAL MORTGAGE BACKED - 4.08%
------------------------------------------------------------------------------------------------------------
  1,066,006   Bear Stearns Commercial Mortgage Securities,
              Series 2001-TOP4, Class A1
              5.060%, due 11/15/16............................................................     1,060,115
  1,815,000   Bear Stearns Commercial Mortgage Securities,
              Series 2003-T10, Class E (C) (G)
              5.540%, due 03/13/40............................................................     1,813,139
  1,216,547   Bear Stearns Commercial Mortgage Securities,
              Series 2004-T16, Class A2
              3.700%, due 02/13/46............................................................     1,185,858
  1,325,000   Bear Stearns Commercial Mortgage Securities,
              Series 2004-T16, Class A6 (G)
              4.750%, due 02/13/46............................................................     1,278,669
    765,000   Bear Stearns Commercial Mortgage Securities,
              Series 2005-T20, Class F (C) (G)
              5.155%, due 10/12/42............................................................       745,413
  2,100,000   Government National Mortgage Association,
              Series 2004-43, Class C (G)
              5.008%, due 12/16/25............................................................     2,073,670



--------------------------------------------------------------------------------
                                                                              45

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
COMMERCIAL MORTGAGE BACKED (CONTINUED)
------------------------------------------------------------------------------------------------------------
$ 1,400,000   Greenwich Capital Commercial Funding Corp.,
              Series 2004-GG1, Class A7 (G)
              5.317%, due 06/10/36............................................................  $  1,398,605
  2,900,000   LB-UBS Commercial Mortgage Trust,
              Series 2004-C1, Class A2
              3.624%, due 01/15/29............................................................     2,795,580
  1,600,000   LB-UBS Commercial Mortgage Trust,
              Series 2004-C8, Class A6 (G)
              4.799%, due 12/15/29............................................................     1,548,365
  2,600,000   Morgan Stanley Capital I,
              Series 2004-HQ4, Class A7
              4.970%, due 04/14/40............................................................     2,539,470
  2,500,000   Morgan Stanley Capital I,
              Series 2004-T13, Class A3
              4.390%, due 09/13/45............................................................     2,402,867
  2,710,000   Morgan Stanley Capital I,
              Series 2006-IQ12, Class ANM (G)
              5.310%, due 12/15/43............................................................     2,696,416
  2,690,000   Multi Security Asset Trust,
              Series 2005-RR4A, Class H (C) (G)
              5.880%, due 11/28/35............................................................     2,555,069
    775,000   Multi Security Asset Trust,
              Series 2005-RR4A, Class J (C)
              5.880%, due 11/28/35............................................................       698,145
  1,594,464   Wachovia Bank Commercial Mortgage Trust,
              Series 2003-C6, Class A1
              3.364%, due 08/15/35............................................................     1,555,096
  3,760,000   Wachovia Bank Commercial Mortgage Trust,
              Series 2003-C8, Class A2
              3.894%, due 11/15/35............................................................     3,666,931
                                                                                                   ---------
              TOTAL COMMERCIAL MORTGAGE BACKED
              ( Cost $30,466,583 )............................................................    30,013,407

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
PRIVATE LABEL MORTGAGE BACKED - 1.35%
------------------------------------------------------------------------------------------------------------
$ 2,586,546   Banc of America Alternative Loan Trust,
              Series 2005-12, Class 3CB1
              6.000%, due 01/25/36............................................................  $  2,588,052
  3,368,064   Banc of America Alternative Loan Trust,
              Series 2006-3, Class 2CB1
              6.000%, due 04/25/36............................................................     3,369,912
  3,908,961   Banc of America Alternative Loan Trust,
              Series 2006-4, Class 5CB1 (H)
              6.500%, due 05/25/46............................................................     3,959,897
                                                                                                   ---------
              TOTAL PRIVATE LABEL MORTGAGE BACKED
              ( Cost $9,860,848 ).............................................................     9,917,862

CORPORATE NOTES AND BONDS - 11.66%
------------------------------------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 0.80%
  2,000,000   American Association of Retired Persons (C)
              7.500%, due 05/01/31............................................................     2,460,210
  1,500,000   Carnival Corp. (D)
              3.750%, due 11/15/07............................................................     1,479,678
  1,850,000   Erac USA Finance Co. (C)
              6.700%, due 06/01/34............................................................     1,971,462
                                                                                                   ---------
                                                                                                   5,911,350
                                                                                                   ---------
              CONSUMER STAPLES - 0.58%
  1,850,000   Delhaize America, Inc.
              7.550%, due 04/15/07............................................................     1,855,779
  1,055,000   Diageo Capital PLC (D)
              5.500%, due 09/30/16............................................................     1,041,598
  1,400,000   Safeway, Inc.
              4.125%, due 11/01/08............................................................     1,367,428
                                                                                                   ---------
                                                                                                   4,264,805
                                                                                                   ---------
              ENERGY - 0.99%
  2,000,000   Chesapeake Energy Corp.
              6.375%, due 06/15/15............................................................     1,980,000
  1,500,000   ConocoPhillips
              6.650%, due 07/15/18............................................................     1,628,451
  1,030,000   Devon Financing Corp. ULC
              7.875%, due 09/30/31............................................................     1,239,220
  1,150,000   Hess Corp.
              7.875%, due 10/01/29............................................................     1,342,386



--------------------------------------------------------------------------------
46

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
CORPORATE NOTES AND BONDS (CONTINUED)
------------------------------------------------------------------------------------------------------------
              ENERGY (CONTINUED)
$ 1,000,000   Pemex Project Funding Master Trust (O)
              7.375%, due 12/15/14............................................................  $  1,101,000
                                                                                                   ---------
                                                                                                   7,291,057
                                                                                                   ---------
              FINANCE - 1.71%
  1,500,000   American General Finance Corp.,
              Series H
              4.625%, due 09/01/10............................................................     1,463,822
  1,115,000   American General Finance Corp.
              5.850%, due 06/01/13............................................................     1,136,398
  2,000,000   Bear Stearns Cos., Inc.
              7.800%, due 08/15/07............................................................     2,029,692
  1,500,000   CIT Group, Inc.
              7.375%, due 04/02/07............................................................     1,507,143
  1,000,000   GE Insurance Solutions Corp.
              7.000%, due 02/15/26............................................................     1,111,038
    785,000   GE Insurance Solutions Corp.
              7.750%, due 06/15/30............................................................       950,577
  1,350,000   HSBC Finance Corp.
              6.500%, due 11/15/08............................................................     1,380,021
  2,000,000   U.S. Bank N.A. (O)
              6.300%, due 02/04/14............................................................     2,108,994
    935,000   Western Union Co. (C)
              5.930%, due 10/01/16............................................................       926,047
                                                                                                   ---------
                                                                                                  12,613,732
                                                                                                   ---------
              FINANCIAL SERVICES - 0.35%
  2,000,000   Residential Capital LLC
              6.500%, due 04/17/13............................................................     2,026,870
    530,000   Simon Property Group L.P.
              5.875%, due 03/01/17............................................................       539,894
                                                                                                   ---------
                                                                                                   2,566,764
                                                                                                   ---------
              FOOD & DRUG RETAILERS - 0.23%
  1,550,000   Medco Health Solutions, Inc.
              7.250%, due 08/15/13............................................................     1,663,736
                                                                                                   ---------
              HEALTH CARE - 0.99%
  1,200,000   Eli Lilly & Co.
              6.570%, due 01/01/16............................................................     1,294,532
    740,000   Genentech, Inc.
              5.250%, due 07/15/35............................................................       688,404
  1,220,000   Merck & Co., Inc. (O)
              6.400%, due 03/01/28............................................................     1,303,798
  1,500,000   Quest Diagnostics, Inc.
              5.450%, due 11/01/15............................................................     1,447,949

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
              HEALTH CARE (CONTINUED)
$ 1,400,000   WellPoint, Inc.
              5.000%, due 12/15/14............................................................  $  1,355,410
  1,100,000   Wyeth (O)
              6.500%, due 02/01/34............................................................     1,196,503
                                                                                                   ---------
                                                                                                   7,286,596
                                                                                                   ---------
              INDUSTRIALS - 1.68%
    350,000   Boeing Co.
              8.625%, due 11/15/31............................................................       481,625
    620,000   Boeing Co.
              6.875%, due 10/15/43............................................................       717,633
    515,000   D.R. Horton, Inc. (O)
              5.250%, due 02/15/15............................................................       480,709
  1,600,000   DaimlerChrysler NA Holdings
              4.750%, due 01/15/08............................................................     1,585,410
  2,000,000   Deluxe Corp.,
              Series B
              3.500%, due 10/01/07............................................................     1,955,000
  1,000,000   Ford Motor Credit Co.
              5.800%, due 01/12/09............................................................       981,843
    575,000   General Motors Acceptance Corp. LLC (O)
              6.125%, due 08/28/07............................................................       575,113
  1,450,000   General Motors Acceptance Corp. LLC
              7.250%, due 03/02/11............................................................     1,507,904
    525,000   Pulte Homes, Inc. (O)
              5.200%, due 02/15/15............................................................       500,194
  1,150,000   Waste Management, Inc.
              7.125%, due 12/15/17............................................................     1,265,304
  1,025,000   Westvaco Corp.
              8.200%, due 01/15/30............................................................     1,149,336
  1,170,000   WM Wrigley Jr. Co.
              4.300%, due 07/15/10............................................................     1,136,047
                                                                                                   ---------
                                                                                                  12,336,118
                                                                                                   ---------
              MEDIA - 0.43%
  1,620,000   Comcast Cable Communications Holdings, Inc.
              8.375%, due 03/15/13............................................................     1,845,285
  1,315,000   Rogers Cable, Inc. (D)
              6.250%, due 06/15/13............................................................     1,324,863
                                                                                                   ---------
                                                                                                   3,170,148
                                                                                                   ---------
              MEDIA - BROADCASTING - 0.32%
  2,400,000   Cox Enterprises, Inc. (C)
              4.375%, due 05/01/08............................................................     2,358,439
                                                                                                   ---------



--------------------------------------------------------------------------------
                                                                              47

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
CORPORATE NOTES AND BONDS (CONTINUED)
------------------------------------------------------------------------------------------------------------
              PIPELINE - 0.10%
$   775,000   KN Energy, Inc.
              7.250%, due 03/01/28............................................................  $    747,745
                                                                                                   ---------
              REAL ESTATE INVESTMENT
              TRUSTS - 0.17%
  1,265,000   EOP Operating L.P.
              4.750%, due 03/15/14............................................................     1,253,147
                                                                                                   ---------
              TELECOMMUNICATIONS - 0.53%
  1,600,000   CenturyTel, Inc.,
              Series F
              6.300%, due 01/15/08............................................................     1,610,619
    960,000   Cisco Systems, Inc.
              5.500%, due 02/22/16............................................................       960,612
  1,325,000   Sprint Nextel Corp.
              6.000%, due 12/01/16............................................................     1,291,381
                                                                                                   ---------
                                                                                                   3,862,612
                                                                                                   ---------
              TRANSPORTATION - 0.51%
  1,365,000   Burlington Northern Santa Fe Corp.
              8.125%, due 04/15/20............................................................     1,633,336
    957,000   Norfolk Southern Corp.
              5.590%, due 05/17/25............................................................       928,094
  1,050,000   Norfolk Southern Corp.
              7.050%, due 05/01/37............................................................     1,208,729
                                                                                                   ---------
                                                                                                   3,770,159
                                                                                                   ---------
              UTILITIES - 2.27%
  1,250,000   Consumers Energy Co.
              5.650%, due 04/15/20............................................................     1,220,483
  2,000,000   Energy East Corp.
              8.050%, due 11/15/10............................................................     2,163,930
  1,400,000   Exelon Corp.
              4.900%, due 06/15/15............................................................     1,320,507
  1,300,000   Illinois Power Co.
              7.500%, due 06/15/09............................................................     1,351,399
  1,555,000   Indianapolis Power & Light (C)
              6.050%, due 10/01/36............................................................     1,547,384
    835,000   Ohio Power Co.,
              Series K (O)
              6.000%, due 06/01/16............................................................       857,393
  1,365,000   Pacific Gas & Electric Co.
              6.050%, due 03/01/34............................................................     1,376,705
  2,000,000   Progress Energy, Inc.
              7.750%, due 03/01/31............................................................     2,403,926

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
              UTILITIES (CONTINUED)
$   474,000   Sierra Pacific Power Co.,
              Series M (O)
              6.000%, due 05/15/16............................................................  $    475,034
  1,500,000   Southern Power Co.,
              Series B
              6.250%, due 07/15/12............................................................     1,549,798
  2,400,000   Westar Energy, Inc.
              6.000%, due 07/01/14............................................................     2,456,870
                                                                                                   ---------
                                                                                                  16,723,429
                                                                                                   ---------
              TOTAL CORPORATE NOTES AND BONDS
              ( Cost $85,410,261 )............................................................    85,819,837

MORTGAGE BACKED - 12.40%
------------------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORP. - 1.51%
    116,496   8.000%, due 06/01/30
              Pool # C01005...................................................................       122,426
    451,899   6.500%, due 01/01/32
              Pool # C62333...................................................................       462,498
    108,656   6.500%, due 03/01/32
              Pool # C65648...................................................................       111,098
  4,755,216   5.000%, due 07/01/33
              Pool # A11325...................................................................     4,596,333
    554,114   6.000%, due 10/01/34
              Pool # A28439...................................................................       558,623
    470,066   6.000%, due 10/01/34
              Pool # A28598...................................................................       473,891
    365,952   5.000%, due 04/01/35
              Pool # A32314...................................................................       353,223
    690,649   5.000%, due 04/01/35
              Pool # A32315...................................................................       666,626
    586,805   5.000%, due 04/01/35
              Pool # A32316...................................................................       566,395
    303,553   5.000%, due 04/01/35
              Pool # A32509...................................................................       292,995
  3,000,000   5.000% TBA (H)..................................................................     2,894,064
                                                                                                   ---------
                                                                                                  11,098,172
                                                                                                   ---------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 10.85%
  1,862,682   4.000%, due 04/01/15
              Pool # 255719...................................................................     1,776,261
  2,054,919   5.500%, due 04/01/16
              Pool # 745444...................................................................     2,061,031
    505,756   6.000%, due 05/01/16
              Pool # 582558...................................................................       513,284
  3,058,857   5.000%, due 12/01/17
              Pool # 672243...................................................................     3,016,618



--------------------------------------------------------------------------------
48

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
MORTGAGE BACKED (CONTINUED)
------------------------------------------------------------------------------------------------------------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$ 2,725,351   4.500%, due 09/01/20
              Pool # 835465...................................................................  $  2,629,410
    557,847   6.000%, due 05/01/21
              Pool # 253847...................................................................       565,610
     91,197   7.000%, due 12/01/29
              Pool # 762813...................................................................        94,081
    293,363   7.000%, due 11/01/31
              Pool # 607515...................................................................       301,877
      2,916   7.000%, due 04/01/32
              Pool # 641518...................................................................         2,999
    269,458   7.000%, due 05/01/32
              Pool # 644591...................................................................       277,278
  1,659,312   6.500%, due 06/01/32
              Pool # 545691...................................................................     1,697,344
  1,430,887   6.500%, due 09/01/33
              Pool # 737582...................................................................     1,460,804
  2,038,223   5.500%, due 10/01/33
              Pool # 254904...................................................................     2,017,446
  7,383,864   5.500%, due 11/01/33
              Pool # 555880...................................................................     7,308,596
  5,390,359   5.000%, due 05/01/34
              Pool # 780890...................................................................     5,210,695
     61,576   7.000%, due 07/01/34
              Pool # 792636...................................................................        63,244
    837,231   5.500%, due 08/01/34
              Pool # 793647...................................................................       828,255
  3,584,700   5.500%, due 03/01/35
              Pool # 815976...................................................................     3,543,757
  1,634,923   5.500%, due 07/01/35
              Pool # 825283...................................................................     1,616,250
  1,060,808   5.500%, due 08/01/35
              Pool # 826872...................................................................     1,048,692
  1,756,494   5.000%, due 09/01/35
              Pool # 820347...................................................................     1,696,320
  1,907,637   5.000%, due 09/01/35
              Pool # 835699...................................................................     1,842,285
  2,425,299   5.000%, due 10/01/35
              Pool # 797669...................................................................     2,342,213
  2,337,774   5.500%, due 10/01/35
              Pool # 836912...................................................................     2,311,073
  2,463,509   5.000%, due 12/01/35
              Pool # 850561...................................................................     2,379,114
  4,293,418   5.500%, due 12/01/35
              Pool # 844583...................................................................     4,244,381
    953,338   5.500%, due 02/01/36
              Pool # 851330...................................................................       942,449

                                                                                                       Value
Par Value                                                                                           (Note 2)
---------                                                                                           --------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$ 3,192,409   5.500%, due 09/01/36
              Pool # 831820 (H)...............................................................  $  3,154,832
  4,603,993   6.000%, due 09/01/36
              Pool # 831741...................................................................     4,635,166
    972,126   5.500%, due 10/01/36
              Pool # 896340...................................................................       960,683
  4,488,583   5.500%, due 10/01/36
              Pool # 901723...................................................................     4,435,749
  3,067,535   6.500%, due 10/01/36
              Pool # 894118...................................................................     3,125,371
  3,996,207   5.500%, due 12/01/36
              Pool # 903059...................................................................     3,949,168
  4,000,000   5.500%, due 12/01/36
              Pool # 907512 (H)...............................................................     3,952,917
  3,891,485   5.500%, due 12/01/36
              Pool # 907635...................................................................     3,845,679
                                                                                                   ---------
                                                                                                  79,850,932
                                                                                                   ---------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.04%
    266,722   6.500%, due 04/20/31
              Pool # 003068...................................................................       273,107
                                                                                                   ---------
              TOTAL MORTGAGE BACKED
              ( Cost $91,833,788 )............................................................    91,222,211

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 14.85%
------------------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN BANK - 0.95%
  6,975,000   4.250%, due 04/16/07............................................................     6,956,816
                                                                                                   ---------
              FEDERAL HOME LOAN MORTGAGE CORP. - 0.45%
  3,400,000   4.500%, due 01/15/14............................................................     3,304,062
                                                                                                   ---------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 1.45%
  2,400,000   3.800%, due 01/18/08............................................................     2,363,959
  2,250,000   4.000%, due 09/02/08............................................................     2,208,044
    750,000   5.250%, due 08/01/12............................................................       753,647
  2,400,000   4.625%, due 10/15/14............................................................     2,344,195
  2,500,000   6.625%, due 11/15/30............................................................     2,983,245
                                                                                                   ---------
                                                                                                  10,653,090
                                                                                                   ---------
              U.S. TREASURY BONDS (O) - 1.52%
  5,375,000   6.250%, due 05/15/30............................................................     6,402,969
  4,500,000   5.375%, due 02/15/31............................................................     4,820,274
                                                                                                   ---------
                                                                                                  11,223,243
                                                                                                   ---------



--------------------------------------------------------------------------------
                                                                              49

                See accompanying Notes to Financial Statements.

BALANCED FUND PORTFOLIO OF INVESTMENTS

                                                                                                   Value
Par Value                                                                                         (Note 2)
---------                                                                                         --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)
------------------------------------------------------------------------------------------------------------
              U.S. TREASURY NOTES (O) - 10.48%
$ 8,700,000   3.375%, due 02/28/07............................................................  $  8,677,571
 12,000,000   4.375%, due 05/15/07............................................................    11,970,000
  1,125,000   2.750%, due 08/15/07............................................................     1,109,356
  1,300,000   4.000%, due 08/31/07............................................................     1,291,164
  1,980,000   3.000%, due 11/15/07............................................................     1,946,047
  5,250,000   4.625%, due 02/29/08............................................................     5,227,850
  1,795,000   4.875%, due 04/30/08............................................................     1,793,316
  5,175,000   3.000%, due 02/15/09............................................................     4,989,021
    700,000   2.625%, due 03/15/09............................................................       668,965
  3,250,000   3.875%, due 05/15/10............................................................     3,166,846
    670,000   3.875%, due 09/15/10............................................................       651,287
    500,000   4.500%, due 11/15/10............................................................       496,446
    500,000   4.750%, due 03/31/11............................................................       500,840
 11,300,000   4.875%, due 04/30/11............................................................    11,373,269
  6,150,000   4.875%, due 02/15/12............................................................     6,206,217
  5,500,000   4.000%, due 11/15/12............................................................     5,310,294
    310,000   4.000%, due 02/15/14............................................................       296,740
  1,830,000   4.125%, due 05/15/15............................................................     1,757,157
    601,000   4.500%, due 11/15/15............................................................       591,750
  7,550,000   4.500%, due 02/15/16............................................................     7,429,668
  1,700,000   4.625%, due 11/15/16............................................................     1,688,845
                                                                                                   ---------
                                                                                                  77,142,649
                                                                                                   ---------
              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              ( Cost $108,831,288 )...........................................................   109,279,860
Shares
-----------
INVESTMENT COMPANIES - 3.64%
------------------------------------------------------------------------------------------------------------
          1   Columbia Funds
              Series Trust -Columbia Cash Reserves............................................             1
          1   J.P. Morgan Prime Money Market Fund.............................................             1
 26,799,395   SSgA Prime Money Market Fund (N)................................................    26,799,395
                                                                                                   ---------
              TOTAL INVESTMENT COMPANIES
              ( Cost $26,799,397 )............................................................    26,799,397

COLLATERAL FOR SECURITIES ON LOAN - 11.37%
------------------------------------------------------------------------------------------------------------
 83,623,968   State Street Navigator Securities Lending Portfolio (I).........................    83,623,968
                                                                                                   ---------
              TOTAL COLLATERAL FOR SECURITIES ON LOAN
              ( Cost $83,623,968 )............................................................    83,623,968

                                                                                                       Value
                                                                                                    (Note 2)
                                                                                                    --------

TOTAL INVESTMENTS - 112.77%
------------------------------------------------------------------------------------------------------------
( Cost $770,579,587** ).......................................................................  $829,836,900

NET OTHER ASSETS AND LIABILITIES - (12.77)%
------------------------------------------------------------------------------------------------------------
                                                                                                 (93,956,213)

TOTAL NET ASSETS - 100.00%
------------------------------------------------------------------------------------------------------------
                                                                                                $735,880,687
------------------------------------------------------------------------------------------------------------

   ** Aggregate cost for Federal tax purposes was
      $770,831,109.
  (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
  (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 0.52% of total net assets.
  (G) Floating rate or variable rate note. Rate shown is as of December 31, 2006.
  (H) Security purchased on a delayed delivery or when-issued basis. Rate shown is at issue date.
  (I) Represents investments of cash collateral received in connection with securities lending.
  (M) Stated interest rate is contingent upon sufficient collateral market value. If collateral market value falls below a stated level, the issuer will either initiate a clean-up call or increase the stated interest rate.
  (N) Security segregated for forward or when-issued purchase commitments outstanding as of December 31, 2006.
  (O) All (or portion of security) on loan.
  ADR American Depository Receipt.
  PLC Public Limited Company.
 REIT Real Estate Investment Trust.
  TBA To Be Announced.


--------------------------------------------------------------------------------
50

                See accompanying Notes to Financial Statements.

LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS

                                                                                                       Value
Shares                                                                                              (Note 2)
------                                                                                              --------
COMMON STOCKS - 97.35%
------------------------------------------------------------------------------------------------------------
            CONSUMER DISCRETIONARY - 7.10%
  242,600   CBS Corp., Class B..............................................................  $    7,564,268
  275,295   Comcast Corp., Class A (O)*.....................................................      11,653,237
  104,800   Federated Department Stores, Inc. ..............................................       3,996,024
  169,900   Home Depot, Inc. ...............................................................       6,823,184
  210,000   Lowe's Cos., Inc. ..............................................................       6,541,500
  318,839   McDonald's Corp. ...............................................................      14,134,133
  163,800   News Corp., Class A.............................................................       3,518,424
   81,300   Nike, Inc., Class B.............................................................       8,051,139
   81,400   Tiffany & Co. (O)...............................................................       3,194,136
  753,200   Time Warner, Inc. ..............................................................      16,404,696
  492,200   Walt Disney Co. ................................................................      16,867,694
                                                                                                  ----------
                                                                                                  98,748,435
                                                                                                  ----------
            CONSUMER STAPLES - 7.21%
  259,900   Altria Group, Inc. .............................................................      22,304,618
  130,400   Archer-Daniels-Midland Co. .....................................................       4,167,584
   52,400   Clorox Co. .....................................................................       3,361,460
  158,700   Coca-Cola Co. ..................................................................       7,657,275
   53,900   Colgate-Palmolive Co. ..........................................................       3,516,436
  173,000   General Mills, Inc. ............................................................       9,964,800
  141,800   Kellogg Co. ....................................................................       7,098,508
   37,500   Kimberly-Clark Corp. ...........................................................       2,548,125
  519,200   Procter & Gamble Co. ...........................................................      33,368,984
  136,000   Wal-Mart Stores, Inc. ..........................................................       6,280,480
                                                                                                  ----------
                                                                                                 100,268,270
                                                                                                  ----------
            ENERGY - 15.35%
  177,000   Apache Corp. ...................................................................      11,772,270
  197,800   Cameron International Corp. *...................................................      10,493,290
  491,446   Chevron Corp. ..................................................................      36,136,024
  506,200   ConocoPhillips..................................................................      36,421,090
  242,400   Devon Energy Corp. .............................................................      16,260,192
   45,300   EOG Resources, Inc. ............................................................       2,828,985
  873,400   Exxon Mobil Corp. ..............................................................      66,928,642
  209,800   Marathon Oil Corp. .............................................................      19,406,500
   79,746   Transocean, Inc. *..............................................................       6,450,654
  132,000   Valero Energy Corp. ............................................................       6,753,120
                                                                                                  ----------
                                                                                                 213,450,767
                                                                                                  ----------
            FINANCIALS - 34.65%
  352,626   Allstate Corp. .................................................................      22,959,479
  515,400   American International Group, Inc. .............................................      36,933,564
  984,042   Bank of America Corp. ..........................................................      52,538,002
   35,400   Bear Stearns Cos., Inc. ........................................................       5,762,412
1,116,014   Citigroup, Inc. ................................................................      62,161,980
   79,000   Compass Bancshares, Inc. .......................................................       4,712,350
  186,600   Equity Residential, REIT........................................................       9,469,950
  189,500   Federal Home Loan Mortgage Corp. ...............................................      12,867,050

                                                                                                       Value
Shares                                                                                              (Note 2)
------                                                                                              --------
            FINANCIALS (CONTINUED)
  148,900   General Growth Properties, Inc., REIT...........................................  $    7,777,047
   48,400   Goldman Sachs Group, Inc. ......................................................       9,648,540
  714,088   J.P. Morgan Chase & Co. ........................................................      34,490,451
   37,700   Legg Mason, Inc. ...............................................................       3,583,385
  154,600   Lehman Brothers Holdings, Inc. .................................................      12,077,352
   96,100   Marshall & Ilsley Corp. ........................................................       4,623,371
   87,000   Mellon Financial Corp. .........................................................       3,667,050
  212,200   Merrill Lynch & Co., Inc. ......................................................      19,755,820
  190,400   Morgan Stanley..................................................................      15,504,272
  310,700   National City Corp. ............................................................      11,359,192
  194,400   Prudential Financial, Inc. .....................................................      16,691,184
  133,723   Regions Financial Corp. ........................................................       5,001,240
  138,900   RenaissanceRe Holdings, Ltd. ...................................................       8,334,000
   57,100   SL Green Realty Corp., REIT.....................................................       7,581,738
  146,400   St. Paul Travelers Cos., Inc. ..................................................       7,860,216
  148,400   SunTrust Banks, Inc. ...........................................................      12,532,380
  247,600   UnumProvident Corp. ............................................................       5,145,128
  471,900   U.S. Bancorp....................................................................      17,078,061
   78,400   Vornado Realty Trust, REIT......................................................       9,525,600
  458,300   Wachovia Corp. .................................................................      26,100,185
  185,500   Washington Mutual, Inc. ........................................................       8,438,395
  778,100   Wells Fargo & Co. ..............................................................      27,669,236
                                                                                                  ----------
                                                                                                 481,848,630
                                                                                                  ----------
            HEALTH CARE - 6.99%
   44,500   Amgen, Inc. *...................................................................       3,039,795
  204,400   Bristol-Myers Squibb Co. .......................................................       5,379,808
   24,000   Cigna Corp. ....................................................................       3,157,680
  138,300   Community Health Systems, Inc. (O)*.............................................       5,050,716
   62,900   Eli Lilly & Co. ................................................................       3,277,090
  102,400   Johnson & Johnson...............................................................       6,760,448
  263,200   Merck & Co., Inc. ..............................................................      11,475,520
1,378,100   Pfizer, Inc. ...................................................................      35,692,790
   70,200   UnitedHealth Group, Inc. .......................................................       3,771,846
   86,100   WellPoint, Inc. *...............................................................       6,775,209
  252,100   Wyeth...........................................................................      12,836,932
                                                                                                  ----------
                                                                                                  97,217,834
                                                                                                  ----------
            INDUSTRIALS - 6.48%
   58,700   3M Co. .........................................................................       4,574,491
  100,200   CSX Corp. ......................................................................       3,449,886
   47,100   Deere & Co. ....................................................................       4,477,797
   65,700   Eaton Corp. ....................................................................       4,936,698
   85,800   Emerson Electric Co. ...........................................................       3,782,922
   76,500   General Dynamics Corp. .........................................................       5,687,775
1,065,900   General Electric Co. ...........................................................      39,662,139
  156,800   Honeywell International, Inc. ..................................................       7,093,632
  146,500   Masco Corp. ....................................................................       4,375,955



--------------------------------------------------------------------------------
                                                                              51

                See accompanying Notes to Financial Statements.

LARGE CAP VALUE FUND PORTFOLIO OF INVESTMENTS

                                                                                                       Value
Shares                                                                                              (Note 2)
------                                                                                              --------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------------------------------------
            INDUSTRIALS (CONTINUED)
 Fx75,600   Parker Hannifin Corp. ..........................................................  $    5,812,128
  100,600   United Technologies Corp. ......................................................       6,289,512
                                                                                                  ----------
                                                                                                  90,142,935
                                                                                                  ----------
            INFORMATION TECHNOLOGY - 4.34%
  143,800   Adobe Systems, Inc. *...........................................................       5,913,056
  110,100   Automatic Data Processing, Inc. ................................................       5,422,425
   92,000   Computer Sciences Corp. (O)*....................................................       4,910,040
  356,500   EMC Corp. *.....................................................................       4,705,800
  240,435   Hewlett-Packard Co. ............................................................       9,903,518
  129,600   Intel Corp. ....................................................................       2,624,400
  114,700   International Business Machines Corp. ..........................................      11,143,105
  117,200   Maxim Integrated Products, Inc. ................................................       3,588,664
  238,800   Microsoft Corp. ................................................................       7,130,568
  242,800   Motorola, Inc. .................................................................       4,991,968
                                                                                                  ----------
                                                                                                  60,333,544
                                                                                                  ----------
            MATERIALS - 3.73%
   92,500   Air Products & Chemicals, Inc. .................................................       6,500,900
  232,200   Alcoa, Inc. ....................................................................       6,968,322
  193,700   Dow Chemical Co. ...............................................................       7,736,378
   63,200   E.I. Du Pont de Nemours & Co. ..................................................       3,078,472
   70,200   Nucor Corp. ....................................................................       3,837,132
   48,800   Phelps Dodge Corp. .............................................................       5,842,336
  103,800   PPG Industries, Inc. ...........................................................       6,664,998
  159,400   Weyerhaeuser Co. ...............................................................      11,261,610
                                                                                                  ----------
                                                                                                  51,890,148
                                                                                                  ----------
            TELECOMMUNICATION SERVICES - 5.40%
   74,300   Alltel Corp. ...................................................................       4,493,664
  400,000   AT&T, Inc. .....................................................................      14,300,000
  485,500   BellSouth Corp. ................................................................      22,871,905
  775,500   Sprint Nextel Corp. ............................................................      14,649,195
  132,900   TELUS Corp. ....................................................................       5,936,643
  215,135   Verizon Communications, Inc. ...................................................       8,011,627
  342,363   Windstream Corp. ...............................................................       4,868,402
                                                                                                  ----------
                                                                                                  75,131,436
                                                                                                  ----------
            UTILITIES - 6.10%
   67,700   Dominion Resources, Inc. .......................................................       5,675,968
  308,700   Duke Energy Corp. ..............................................................      10,251,927
  185,500   Edison International............................................................       8,436,540
  107,400   Entergy Corp. ..................................................................       9,915,168
  156,700   Exelon Corp. ...................................................................       9,698,163
  122,300   FirstEnergy Corp. ..............................................................       7,374,690
  230,800   FPL Group, Inc. (O).............................................................      12,560,136
  142,100   Mirant Corp. *..................................................................       4,486,097

                                                                                                       Value
Shares                                                                                              (Note 2)
------                                                                                              --------
            UTILITIES (CONTINUED)
  234,800   PG&E Corp. .....................................................................  $   11,113,084
  144,900   Southern Co. ...................................................................       5,341,014
                                                                                                  ----------
                                                                                                  84,852,787
                                                                                                  ----------
            TOTAL COMMON STOCKS
            ( Cost $998,745,749 )...........................................................   1,353,884,786

INVESTMENT COMPANIES - 2.50%
------------------------------------------------------------------------------------------------------------
        1   Columbia Funds Series Trust - Columbia Cash Reserves............................               1
  144,449   iShares Russell 1000 Value Index Fund ETF.......................................      11,932,932
   74,700   iShares Russell Midcap Value Index Fund ETF (O).................................      10,957,743
        2   J.P. Morgan Prime Money Market Fund.............................................               2
   26,500   SPDR Trust Series 1 ETF (O).....................................................       3,754,785
8,168,213   SSgA Prime Money Market Fund....................................................       8,168,213
                                                                                                  ----------
            TOTAL INVESTMENT COMPANIES
            ( Cost $33,219,525 )............................................................      34,813,676

COLLATERAL FOR SECURITIES ON LOAN - 2.34%
------------------------------------------------------------------------------------------------------------
32,516,915  State Street Navigator Securities Lending Portfolio (I).........................      32,516,915
                                                                                                  ----------
            TOTAL COLLATERAL FOR SECURITIES ON LOAN
            ( Cost $32,516,915 )............................................................      32,516,915

TOTAL INVESTMENTS - 102.19%
------------------------------------------------------------------------------------------------------------
( Cost $1,064,482,189** )....................................................................  1,421,215,377

NET OTHER ASSETS AND LIABILITIES - (2.19)%
------------------------------------------------------------------------------------------------------------
                                                                                                 (30,437,502)

TOTAL NET ASSETS - 100.00%
------------------------------------------------------------------------------------------------------------
                                                                                              $1,390,777,875
------------------------------------------------------------------------------------------------------------

    * Non-income producing.
   ** Aggregate cost for Federal tax purposes was
      $1,064,784,902.
  (I) Represents investments of cash collateral received in connection with securities lending.
  (O) All (or portion of security) on loan.
  ETF Exchange Traded Fund.
 REIT Real Estate Investment Trust.



--------------------------------------------------------------------------------
52

                See accompanying Notes to Financial Statements.

LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS

                                                                                                      Value
Shares                                                                                             (Note 2)
------                                                                                             --------
COMMON STOCKS - 98.08%
-----------------------------------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY - 11.28%
    48,000   Apollo Group, Inc., Class A *...................................................  $  1,870,560
    84,400   Bed Bath & Beyond, Inc. *.......................................................     3,215,640
    37,700   Best Buy Co., Inc. .............................................................     1,854,463
   243,900   Cheesecake Factory (O)*.........................................................     5,999,940
    51,500   Coach, Inc. *...................................................................     2,212,440
   164,500   Comcast Corp., Class A (O)*.....................................................     6,963,285
     8,900   CTC Media, Inc. *...............................................................       213,689
    26,500   Harley-Davidson, Inc. (O).......................................................     1,867,455
    62,000   Harte-Hanks, Inc. ..............................................................     1,718,020
   127,300   Home Depot, Inc. ...............................................................     5,112,368
    16,400   J.C. Penney Co., Inc. ..........................................................     1,268,704
    58,100   Kohl's Corp. *..................................................................     3,975,783
    66,700   Lowe's Cos., Inc. ..............................................................     2,077,705
   166,400   News Corp., Class A.............................................................     3,574,272
    78,200   Nike, Inc., Class B.............................................................     7,744,146
    20,700   Omnicom Group, Inc. ............................................................     2,163,978
    55,100   Panera Bread Co., Class A (O)*..................................................     3,080,641
    61,800   Starbucks Corp. *...............................................................     2,188,956
    61,500   Target Corp. ...................................................................     3,508,575
    41,600   Tiffany & Co. ..................................................................     1,632,384
    76,400   Time Warner, Inc. ..............................................................     1,663,992
    96,650   Viacom, Inc., Class B *.........................................................     3,965,550
    51,500   Walt Disney Co. ................................................................     1,764,905
   180,800   XM Satellite Radio Holdings, Inc., Class A (O)*.................................     2,612,560
    55,900   Yum! Brands, Inc. ..............................................................     3,286,920
                                                                                                  ---------
                                                                                                 75,536,931
                                                                                                  ---------
             CONSUMER STAPLES - 10.47%
    89,600   Altria Group, Inc. .............................................................     7,689,472
    39,500   Anheuser-Busch Cos., Inc. ......................................................     1,943,400
   151,400   Coca-Cola Co. ..................................................................     7,305,050
   105,500   Colgate-Palmolive Co. ..........................................................     6,882,820
    33,700   Costco Wholesale Corp. .........................................................     1,781,719
    42,900   CVS Corp. ......................................................................     1,326,039
   200,800   PepsiCo, Inc. ..................................................................    12,560,040
    56,000   Procter & Gamble Co. ...........................................................     3,599,120
   112,000   Walgreen Co. ...................................................................     5,139,680
   330,700   Wal-Mart Stores, Inc. ..........................................................    15,271,726
   128,300   WM Wrigley Jr., Co. ............................................................     6,635,676
                                                                                                  ---------
                                                                                                 70,134,742
                                                                                                  ---------
             ENERGY - 6.58%
    76,600   Baker Hughes, Inc. .............................................................     5,718,956
    73,100   Cameron International Corp. *...................................................     3,877,955
    39,200   ENSCO International, Inc. ......................................................     1,962,352
    24,600   EOG Resources, Inc. ............................................................     1,536,270
    78,600   Exxon Mobil Corp. ..............................................................     6,023,118

                                                                                                      Value
Shares                                                                                             (Note 2)
------                                                                                             --------
             ENERGY (CONTINUED)
    64,000   FMC Technologies, Inc. *........................................................  $  3,944,320
    33,200   Marathon Oil Corp. .............................................................     3,071,000
    43,300   Noble Corp. ....................................................................     3,297,295
    69,200   Schlumberger, Ltd. .............................................................     4,370,672
   163,000   Weatherford International, Ltd. *...............................................     6,811,770
    72,733   XTO Energy, Inc. ...............................................................     3,422,088
                                                                                                  ---------
                                                                                                 44,035,796
                                                                                                  ---------
             FINANCIALS - 8.62%
    69,800   ACE, Ltd. ......................................................................     4,227,786
   122,000   American Express Co. ...........................................................     7,401,740
    49,200   American International Group, Inc. .............................................     3,525,672
    19,600   Cbot Holdings, Inc., Class A (O)*...............................................     2,968,812
   113,800   Charles Schwab Corp. ...........................................................     2,200,892
     3,300   Chicago Mercantile Exchange Holdings, Inc., Class A.............................     1,682,175
   129,600   Citigroup, Inc. ................................................................     7,218,720
    34,700   Goldman Sachs Group, Inc. ......................................................     6,917,445
    38,400   Legg Mason, Inc. ...............................................................     3,649,920
   112,500   Mellon Financial Corp. .........................................................     4,741,875
    38,600   Merrill Lynch & Co., Inc. ......................................................     3,593,660
   163,200   SLM Corp. ......................................................................     7,959,264
    46,200   Wells Fargo & Co. ..............................................................     1,642,872
                                                                                                  ---------
                                                                                                 57,730,833
                                                                                                  ---------
             HEALTH CARE - 17.19%
    86,200   Abbott Laboratories.............................................................     4,198,802
   155,500   Amgen, Inc. *...................................................................    10,622,205
    79,300   Bristol-Myers Squibb Co. .......................................................     2,087,176
   100,500   Eli Lilly & Co. ................................................................     5,236,050
   115,500   Genentech, Inc. *...............................................................     9,370,515
    61,000   Gen-Probe, Inc. *...............................................................     3,194,570
   113,700   Genzyme Corp. *.................................................................     7,001,646
    45,400   Gilead Sciences, Inc. *.........................................................     2,947,822
   287,900   Johnson & Johnson...............................................................    19,007,158
    40,100   Medimmune, Inc. *...............................................................     1,298,037
   137,400   Medtronic, Inc. ................................................................     7,352,274
    60,900   Merck & Co., Inc. ..............................................................     2,655,240
    43,900   PDL BioPharma, Inc. (O)*........................................................       884,146
   231,100   Schering-Plough Corp. ..........................................................     5,463,204
    29,400   St. Jude Medical, Inc. *........................................................     1,074,864
    95,700   Stryker Corp. (O)...............................................................     5,274,027
   289,229   Teva Pharmaceutical Industries, Ltd., ADR.......................................     8,989,237
   156,700   UnitedHealth Group, Inc. .......................................................     8,419,491
    53,100   VCA Antech, Inc. *..............................................................     1,709,289



--------------------------------------------------------------------------------
                                                                              53

                See accompanying Notes to Financial Statements.

LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS

                                                                                                      Value
Shares                                                                                             (Note 2)
------                                                                                             --------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
             HEALTH CARE (CONTINUED)
    22,500   Vertex Pharmaceuticals, Inc. (O)*...............................................  $    841,950
    28,000   WellPoint, Inc. *...............................................................     2,203,320
   104,573   Wyeth...........................................................................     5,324,857
                                                                                                  ---------
                                                                                                115,155,880
                                                                                                  ---------
             INDUSTRIALS - 10.80%
    87,300   3M Co. .........................................................................     6,803,289
    68,500   Boeing Co. .....................................................................     6,085,540
    26,600   Burlington Northern Santa Fe Corp. .............................................     1,963,346
    71,200   C.H. Robinson Worldwide, Inc. ..................................................     2,911,368
    48,300   Caterpillar, Inc. ..............................................................     2,962,239
    37,000   Danaher Corp. ..................................................................     2,680,280
    56,400   FedEx Corp. ....................................................................     6,126,168
   672,000   General Electric Co. ...........................................................    25,005,120
    35,800   Illinois Tool Works, Inc. ......................................................     1,653,602
    32,500   Monster Worldwide, Inc. *.......................................................     1,515,800
    70,700   Stericycle, Inc. (O)*...........................................................     5,337,850
    41,900   United Parcel Service, Inc., Class B............................................     3,141,662
    98,200   United Technologies Corp. ......................................................     6,139,464
                                                                                                  ---------
                                                                                                 72,325,728
                                                                                                  ---------
             INFORMATION TECHNOLOGY - 26.80%
    70,200   Adobe Systems, Inc. *...........................................................     2,886,624
    53,600   Amdocs, Ltd. *..................................................................     2,077,000
    78,800   Apple Computer, Inc. *..........................................................     6,685,392
   807,600   Cisco Systems, Inc. *...........................................................    22,071,708
   143,500   Corning, Inc. *.................................................................     2,684,885
   373,700   Dell, Inc. *....................................................................     9,376,133
   220,100   eBay, Inc. *....................................................................     6,618,407
   372,700   EMC Corp. *.....................................................................     4,919,640
    41,300   Google, Inc., Class A *.........................................................    19,017,824
   166,700   Hewlett-Packard Co. ............................................................     6,866,373
   629,400   Intel Corp. ....................................................................    12,745,350
   172,000   International Business Machines Corp. ..........................................    16,709,800
    40,900   Kla-Tencor Corp. ...............................................................     2,034,775
   131,900   Maxim Integrated Products, Inc. ................................................     4,038,778
    43,900   MEMC Electronic Materials,
             Inc. *..........................................................................     1,718,246
    97,000   Micron Technology, Inc. *.......................................................     1,354,120
 1,074,000   Microsoft Corp. ................................................................    32,069,640
   180,700   Motorola, Inc. .................................................................     3,715,192
    35,100   Network Appliance, Inc. *.......................................................     1,378,728
    66,900   Nokia OYJ, ADR..................................................................     1,359,408

                                                                                                      Value
Shares                                                                                             (Note 2)
------                                                                                             --------
             INFORMATION TECHNOLOGY (CONTINUED)
   376,100   Oracle Corp. *..................................................................  $  6,446,354
   120,800   Qualcomm, Inc. .................................................................     4,565,032
   160,300   Texas Instruments, Inc. ........................................................     4,616,640
   139,200   Yahoo!, Inc. *..................................................................     3,555,168
                                                                                                  ---------
                                                                                                179,511,217
                                                                                                  ---------
             MATERIALS - 2.64%
   104,600   E.I. Du Pont de Nemours & Co. ..................................................     5,095,066
   177,000   Monsanto Co. ...................................................................     9,297,810
    73,400   Newmont Mining Corp. ...........................................................     3,314,010
                                                                                                  ---------
                                                                                                 17,706,886
                                                                                                  ---------
             TELECOMMUNICATION SERVICES - 2.25%
   331,200   NeuStar, Inc., Class A (O)*.....................................................    10,744,128
    66,800   NII Holdings, Inc. (O)*.........................................................     4,304,592
                                                                                                  ---------
                                                                                                 15,048,720
                                                                                                  ---------
             UTILITIES - 1.45%
    89,200   AES Corp. *.....................................................................     1,965,968
    55,000   Exelon Corp. ...................................................................     3,403,950
   138,400   Mirant Corp. *..................................................................     4,369,288
                                                                                                  ---------
                                                                                                  9,739,206
                                                                                                  ---------
             TOTAL COMMON STOCKS
             ( Cost $584,644,180 )...........................................................   656,925,939

INVESTMENT COMPANIES - 1.78%
-----------------------------------------------------------------------------------------------------------
    10,200   iShares Russell 1000 Growth Index Fund ETF......................................       561,000
         1   J.P. Morgan Prime Money Market Fund.............................................             1
    76,600   Nasdaq-100 Trust Series 1 ETF (O)...............................................     3,306,056
 8,058,890   SSgA Prime Money Market Fund....................................................     8,058,890
                                                                                                  ---------
             TOTAL INVESTMENT COMPANIES
             ( Cost $11,483,508 )............................................................    11,925,947

COLLATERAL FOR SECURITIES ON LOAN - 5.76%
-----------------------------------------------------------------------------------------------------------
38,577,552   State Street Navigator Securities Lending Portfolio (I).........................    38,577,552
                                                                                                  ---------
             TOTAL COLLATERAL FOR SECURITIES ON LOAN
             ( Cost $38,577,552 )............................................................    38,577,552



--------------------------------------------------------------------------------
54

                See accompanying Notes to Financial Statements.

LARGE CAP GROWTH FUND PORTFOLIO OF INVESTMENTS

                                                                                                  Value
                                                                                                 (Note 2)
                                                                                                 --------
TOTAL INVESTMENTS - 105.62%
-----------------------------------------------------------------------------------------------------------
( Cost $634,705,240** )......................................................................  $707,429,438

NET OTHER ASSETS AND LIABILITIES - (5.62)%
-----------------------------------------------------------------------------------------------------------
                                                                                                (37,668,547)

TOTAL NET ASSETS - 100.00%
-----------------------------------------------------------------------------------------------------------
                                                                                               $669,760,891
-----------------------------------------------------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $636,162,227.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (O) All (or portion of security) on loan.
 ADR American Depository Receipt.
 ETF Exchange Traded Fund.



--------------------------------------------------------------------------------
                                                                              55

                See accompanying Notes to Financial Statements.

MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS

                                                                                                      Value
Shares                                                                                             (Note 2)
------                                                                                             --------
COMMON STOCKS - 96.98%
-----------------------------------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY - 13.23%
    11,900   Autoliv, Inc. ..................................................................  $    717,570
    16,600   Black & Decker Corp. ...........................................................     1,327,502
    20,800   Catalina Marketing
             Corp. (O) ......................................................................       572,000
    20,100   Cato Corp., Class A ............................................................       460,491
    10,400   Centex Corp. ...................................................................       585,208
    23,300   Darden Restaurants, Inc. .......................................................       935,961
    22,500   Eastman Kodak Co. (O)...........................................................       580,500
   153,600   Ford Motor Co. (O)..............................................................     1,153,536
    29,000   Fortune Brands, Inc. ...........................................................     2,476,310
    49,750   Gannett Co., Inc. ..............................................................     3,007,885
    57,300   Goodyear Tire & Rubber Co. *....................................................     1,165,717
    15,300   J.C. Penney Co., Inc. ..........................................................     1,183,608
    34,500   Jones Apparel Group, Inc. ......................................................     1,153,335
    56,600   JOS A Bank Clothiers, Inc. (O)*.................................................     1,661,210
    11,300   Kb Home.........................................................................       579,464
    30,000   Liberty Media Corp. - Capital, Series A *.......................................     2,939,400
    44,800   Lowe's Cos., Inc. ..............................................................     1,395,520
    49,800   Ltd. Brands, Inc. ..............................................................     1,446,152
    56,800   Mattel, Inc. ...................................................................     1,287,088
    19,700   Matthews International Corp., Class A...........................................       775,195
    13,900   Modine Manufacturing Co. .......................................................       347,917
    18,600   Nike, Inc., Class B.............................................................     1,841,958
    52,600   O'Reilly Automotive, Inc. (O)*..................................................     1,686,356
    17,600   Pulte Homes, Inc. ..............................................................       582,912
    21,900   Rare Hospitality International, Inc. *..........................................       721,167
    80,700   Saks, Inc. .....................................................................     1,438,074
    10,600   Sonic Corp. *...................................................................       253,870
    34,400   Stage Stores, Inc. .............................................................     1,045,416
    15,500   Standard-Pacific Corp. (O)......................................................       415,245
    24,600   Starwood Hotels & Resorts Worldwide, Inc. ......................................     1,537,500
    15,400   Talbots, Inc. (O)...............................................................       371,140
    26,000   Tempur-Pedic International, Inc. (O)*...........................................       531,960
    41,100   Tiffany & Co. ..................................................................     1,612,764
    55,200   TJX Cos., Inc. .................................................................     1,574,304
    35,800   Tribune Co. (O).................................................................     1,101,924
    11,400   Univision Communications, Inc., Class A *.......................................       403,788
    23,000   Valassis Communications, Inc. *.................................................       333,500
    15,800   VF Corp. .......................................................................     1,296,864

                                                                                                      Value
Shares                                                                                             (Note 2)
------                                                                                             --------
             CONSUMER DISCRETIONARY (CONTINUED)
    25,600   WCI Communities,
             Inc. (O)*.......................................................................  $    491,008
    35,900   Wendy's International, Inc. ....................................................     1,187,931
    35,300   Yankee Candle Co., Inc. ........................................................     1,210,084
                                                                                                  ---------
                                                                                                 45,389,334
                                                                                                  ---------
             CONSUMER STAPLES - 8.11%
    44,000   Casey's General Stores,
             Inc. ...........................................................................     1,036,200
    43,600   Clorox Co. .....................................................................     2,796,940
    59,600   Coca-Cola Enterprises, Inc. ....................................................     1,217,032
    81,200   ConAgra Foods, Inc. ............................................................     2,192,400
    35,100   Constellation Brands, Inc., Class A *...........................................     1,018,602
    28,300   Costco Wholesale Corp. .........................................................     1,496,221
    83,600   Hain Celestial Group, Inc. *....................................................     2,609,156
    11,500   Herbalife, Ltd. *...............................................................       461,840
    19,400   Hormel Foods Corp. (O)..........................................................       724,396
    27,600   JM Smucker Co. .................................................................     1,337,772
   116,100   Kroger Co. .....................................................................     2,678,427
    24,600   Lance, Inc. ....................................................................       493,968
    20,000   Loews Corp. - Carolina
             Group...........................................................................     1,294,400
    40,400   McCormick & Co., Inc. ..........................................................     1,557,824
    16,300   Pepsi Bottling Group, Inc. .....................................................       503,833
    87,300   Safeway, Inc. ..................................................................     3,017,088
    39,869   Supervalu, Inc. ................................................................     1,425,317
    27,300   Universal Corp. ................................................................     1,337,973
    10,600   UST, Inc. (O)...................................................................       616,920
                                                                                                  ---------
                                                                                                 27,816,309
                                                                                                  ---------
             ENERGY - 5.20%
    34,800   Chesapeake Energy
             Corp. (O).......................................................................     1,010,940
    39,550   Encore Acquisition
             Co. (O)*........................................................................       970,161
    24,400   ENSCO International, Inc. ......................................................     1,221,464
    17,500   FMC Technologies, Inc. *........................................................     1,078,525
    38,700   Forest Oil Corp. *..............................................................     1,264,716
    44,100   Hess Corp. .....................................................................     2,186,037
    21,500   Murphy Oil Corp. (O)............................................................     1,093,275
    32,500   Newfield Exploration Co. *......................................................     1,493,375
    27,500   Noble Energy,
             Inc. ...........................................................................     1,349,425
    28,500   Pioneer Natural Resources Co. ..................................................     1,131,165
    19,500   Plains Exploration & Production Co. *...........................................       926,835
    25,700   Smith International, Inc. ......................................................     1,055,499
    14,100   Sunoco, Inc. ...................................................................       879,276
    15,100   Tesoro Corp. ...................................................................       993,127



--------------------------------------------------------------------------------
56

                See accompanying Notes to Financial Statements.

MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS

                                                                                                      Value
Shares                                                                                             (Note 2)
------                                                                                             --------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
             ENERGY (CONTINUED)
    25,800   Whiting Petroleum Corp. *.......................................................  $  1,202,280
                                                                                                  ---------
                                                                                                 17,856,100
                                                                                                  ---------
             FINANCIALS - 31.05%
    35,800   Ameriprise Financial, Inc. .....................................................     1,951,100
    66,200   Archstone-Smith Trust,
             REIT............................................................................     3,853,502
    43,500   Ares Capital Corp. .............................................................       831,285
    26,500   Asset Acceptance Capital Corp. (O)*.............................................       445,730
    61,976   Associated Banc-Corp. ..........................................................     2,161,723
    36,600   Assured Guaranty, Ltd. .........................................................       973,560
    25,700   Bank of America Corp. ..........................................................     1,372,123
    11,500   Bear Stearns Cos., Inc. ........................................................     1,871,970
    31,500   Boston Properties, Inc., REIT...................................................     3,524,220
    27,500   Capital One Financial
             Corp. ..........................................................................     2,112,550
    58,600   CIT Group, Inc. ................................................................     3,268,122
    77,100   Colonial BancGroup, Inc. .......................................................     1,984,554
    33,100   Compass Bancshares, Inc. .......................................................     1,974,415
    12,600   Cousins Properties, Inc.,
             REIT............................................................................       444,402
    12,250   Delphi Financial Group,
             Class A.........................................................................       495,635
    25,300   Equity Inns, Inc., REIT (O).....................................................       403,788
    38,800   Equity Residential, REIT........................................................     1,969,100
    20,300   Everest Re Group, Ltd. .........................................................     1,991,633
    31,000   Federated Investors, Inc., Class B..............................................     1,047,180
     2,800   Financial Federal Corp. (O).....................................................        82,348
    24,300   First Horizon National Corp. (O)................................................     1,015,254
    10,900   First Midwest Bancorp, Inc. (O).................................................       421,612
    29,000   General Growth Properties, Inc., REIT...........................................     1,514,670
    25,000   Hartford Financial Services Group, Inc. ........................................     2,332,750
    13,000   Innkeepers USA Trust, REIT......................................................       201,500
    19,500   International Bancshares Corp. (O)..............................................       602,745
     9,800   IPC Holdings, Ltd. (O)..........................................................       308,210
    56,500   iStar Financial, Inc., REIT.....................................................     2,701,830
    29,800   J.P. Morgan Chase & Co. ........................................................     1,439,340
    37,800   Janus Capital Group, Inc. ......................................................       816,102
    87,300   Keycorp.........................................................................     3,320,019
    90,400   Kimco Realty Corp., REIT (O)....................................................     4,063,480
    26,700   Legg Mason, Inc. (O)............................................................     2,537,835
    26,500   Lincoln National Corp. .........................................................     1,759,600

                                                                                                      Value
Shares                                                                                             (Note 2)
------                                                                                             --------
             FINANCIALS (CONTINUED)
    22,300   M&T Bank Corp. .................................................................  $  2,724,168
    66,200   Marshall & Ilsley Corp. ........................................................     3,184,882
    13,600   MB Financial, Inc. (O)..........................................................       511,496
    19,000   MBIA, Inc. (O)..................................................................     1,388,140
    47,900   Medical Properties Trust, Inc., REIT............................................       732,870
    49,500   Mellon Financial Corp. .........................................................     2,086,425
    16,700   Merrill Lynch & Co., Inc. ......................................................     1,554,770
    33,400   NewAlliance Bancshares, Inc. (O)................................................       547,760
    27,700   PartnerRe, Ltd. (O).............................................................     1,967,531
     8,200   Pennsylvania Real Estate Investment Trust, REIT (O).............................       322,916
    26,400   Platinum Underwriters Holdings, Ltd.
             (Bermuda) (O)...................................................................       816,816
    72,600   Prologis, REIT..................................................................     4,411,902
     6,500   PS Business Parks, Inc.,
             REIT............................................................................       459,615
    13,900   RAIT Investment Trust, REIT (O).................................................       479,272
    27,000   Rayonier, Inc., REIT............................................................     1,108,350
    37,200   Realty Income Corp., REIT.......................................................     1,030,440
    22,000   Reinsurance Group of America, Inc. .............................................     1,225,400
    39,500   RenaissanceRe Holdings,
             Ltd. ...........................................................................     2,370,000
    20,900   Safeco Corp. ...................................................................     1,307,295
    34,100   Simon Property Group, Inc., REIT................................................     3,453,989
    28,200   SLM Corp. ......................................................................     1,375,314
    59,500   TCF Financial Corp. (O).........................................................     1,631,490
    48,800   Thornburg Mortgage, Inc., REIT (O)..............................................     1,226,344
    33,900   Universal American Financial Corp. (O)*.........................................       631,896
   121,400   UnumProvident Corp. ............................................................     2,522,692
    41,200   U-Store-It Trust, REIT..........................................................       846,660
    18,000   Ventas, Inc., REIT..............................................................       761,760
    35,600   Vornado Realty Trust, REIT......................................................     4,325,400
    32,200   Washington Mutual, Inc. ........................................................     1,464,778
    13,300   Webster Financial Corp. ........................................................       647,976
     9,400   Westamerica Bancorp. (O)........................................................       475,922
    38,600   Zions Bancorp...................................................................     3,182,184
                                                                                                  ---------
                                                                                                106,570,340
                                                                                                  ---------
             HEALTH CARE - 4.25%
    25,300   AmerisourceBergen Corp. ........................................................     1,137,488
    34,200   Amsurg Corp. (O)*...............................................................       786,600



--------------------------------------------------------------------------------
                                                                              57

                See accompanying Notes to Financial Statements.

MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS

                                                                                                      Value
Shares                                                                                             (Note 2)
------                                                                                             --------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
             HEALTH CARE (CONTINUED)
    24,200   Centene Corp. *.................................................................  $    594,594
    26,800   Charles River Laboratories International, Inc. *................................     1,159,100
    19,900   Cigna Corp. ....................................................................     2,618,243
    16,800   Dentsply International,
             Inc. ...........................................................................       501,480
    28,800   McKesson Corp. .................................................................     1,460,160
    27,900   Medco Health Solutions, Inc. *..................................................     1,490,976
    64,200   Millennium Pharmaceuticals, Inc. *..............................................       699,780
     9,800   Omnicare, Inc. (O)..............................................................       378,574
    50,424   Thermo Fisher Scientific, Inc. *................................................     2,283,703
    13,400   Varian, Inc. *..................................................................       600,186
    17,300   Wyeth...........................................................................       880,916
                                                                                                  ---------
                                                                                                 14,591,800
                                                                                                  ---------
             INDUSTRIALS - 8.36%
    19,900   Acco Brands Corp. (O)*..........................................................       526,753
    26,900   Acuity Brands, Inc. ............................................................     1,399,876
    61,100   Airtran Holdings, Inc. (O)*.....................................................       717,314
    20,800   Albany International Corp., Class A (O).........................................       684,528
    25,500   AMR Corp. (O)*..................................................................       770,865
    11,200   Avery Dennison Corp. ...........................................................       760,816
    25,225   Belden CDT, Inc. (O)............................................................       986,045
    20,500   Carlisle Cos., Inc. ............................................................     1,609,250
    33,700   Eaton Corp. ....................................................................     2,532,218
    22,187   Genesee & Wyoming, Inc., Class A (O)*...........................................       582,187
    10,300   Graco, Inc. ....................................................................       408,086
    22,700   Ingersoll-Rand Co., Ltd.,
             Class A.........................................................................       888,251
    26,000   L-3 Communications Holdings, Inc. ..............................................     2,126,280
    44,800   Masco Corp. ....................................................................     1,338,176
    17,500   Mueller Industries, Inc. .......................................................       554,750
    28,800   Parker Hannifin Corp. ..........................................................     2,214,144
    32,100   Pitney Bowes, Inc. .............................................................     1,482,699
    41,900   R.R. Donnelley & Sons Co. ......................................................     1,489,126
    16,600   Republic Services, Inc. ........................................................       675,122
    22,000   Simpson Manufacturing Co., Inc. (O).............................................       696,300
    51,500   Timken Co. .....................................................................     1,502,770
    17,900   United Stationers, Inc. *.......................................................       835,751
    14,000   USG Corp. (O)*..................................................................       767,200
    31,400   W.W. Grainger, Inc. ............................................................     2,196,116

                                                                                                      Value
Shares                                                                                             (Note 2)
------                                                                                             --------
             INDUSTRIALS (CONTINUED)
    25,400   YRC Worldwide, Inc. (O)*........................................................  $    958,342
                                                                                                  ---------
                                                                                                 28,702,965
                                                                                                  ---------
             INFORMATION TECHNOLOGY - 7.12%
    27,200   Affiliated Computer Services, Inc., Class A *...................................     1,328,448
    43,782   Alcatel-Lucent, ADR (O).........................................................       622,580
    36,600   Altera Corp. *..................................................................       720,288
    55,100   Arrow Electronics, Inc. *.......................................................     1,738,405
    64,700   Avaya, Inc. *...................................................................       904,506
    67,500   CA, Inc. .......................................................................     1,528,875
    28,200   Citrix Systems, Inc. *..........................................................       762,810
    39,300   Computer Sciences Corp. (O)*....................................................     2,097,441
    50,100   Convergys Corp. *...............................................................     1,191,378
    12,000   Diebold, Inc. ..................................................................       559,200
    36,200   Electronic Data Systems Corp. ..................................................       997,310
    22,700   Electronics for Imaging *.......................................................       603,366
    35,400   Intersil Corp., Class A.........................................................       846,768
    29,100   Juniper Networks, Inc. *........................................................       551,154
   114,300   LSI Logic Corp. (O)*............................................................     1,028,700
    15,700   MAXIMUS, Inc. ..................................................................       483,246
    67,600   Micron Technology, Inc. *.......................................................       943,696
    34,200   Molex, Inc. ....................................................................     1,081,746
    42,700   NAM TAI Electronics, Inc. ......................................................       648,613
    59,900   Novellus Systems, Inc. *........................................................     2,061,758
   165,500   Tellabs, Inc. *.................................................................     1,698,030
    94,300   Xerox Corp. *...................................................................     1,598,385
    19,400   Xyratex Ltd. (O)*...............................................................       418,652
                                                                                                  ---------
                                                                                                 24,415,355
                                                                                                  ---------
             MATERIALS - 4.77%
    41,200   Air Products & Chemicals, Inc. .................................................     2,895,536
    11,000   Aptargroup, Inc. ...............................................................       649,440
     6,300   Ashland, Inc. ..................................................................       435,834
    14,600   Bemis Co. ......................................................................       496,108
    16,300   Compass Minerals International, Inc. ...........................................       514,428
    21,500   E.I. Du Pont de Nemours & Co. ..................................................     1,047,265
    30,000   Freeport-McMoRan Copper & Gold, Inc., Class B...................................     1,671,900
    64,300   Novelis, Inc. ..................................................................     1,790,755
    51,100   PPG Industries, Inc. ...........................................................     3,281,131
    49,000   Rohm & Haas Co. ................................................................     2,504,880
    15,000   United States Steel Corp. ......................................................     1,097,100
                                                                                                  ---------
                                                                                                 16,384,377
                                                                                                  ---------
             TELECOMMUNICATION SERVICES - 2.02%
    66,800   Citizens Communications Co. (O).................................................       959,916



--------------------------------------------------------------------------------
58

                See accompanying Notes to Financial Statements.

MID CAP VALUE FUND PORTFOLIO OF INVESTMENTS

                                                                                                      Value
Shares                                                                                             (Note 2)
------                                                                                             --------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES (CONTINUED)
    69,000   NeuStar, Inc., Class A (O)*.....................................................  $  2,238,360
    21,400   NII Holdings, Inc. (O)*.........................................................     1,379,016
   124,800   Qwest Communications International, Inc. (O)*...................................     1,044,576
    92,700   Windstream Corp. ...............................................................     1,318,194
                                                                                                  ---------
                                                                                                  6,940,062
                                                                                                  ---------
             UTILITIES - 12.87%
    57,700   AES Corp. *.....................................................................     1,271,708
    29,300   Alliant Energy Corp. ...........................................................     1,106,661
    30,900   Ameren Corp. (O)................................................................     1,660,257
    81,900   American Electric Power Co., Inc. ..............................................     3,487,302
    14,800   Atmos Energy Corp. .............................................................       472,268
    35,500   Consolidated Edison, Inc. (O)...................................................     1,706,485
    24,300   Constellation Energy Group, Inc. ...............................................     1,673,541
    79,200   Edison International............................................................     3,602,016
    45,500   Entergy Corp. ..................................................................     4,200,560
    75,400   Mirant Corp. *..................................................................     2,380,378
     9,800   New Jersey Resources Corp. (O)..................................................       476,084
    28,500   NRG Energy, Inc. (O)*...........................................................     1,596,285
    66,800   NSTAR (O).......................................................................     2,295,248
    35,300   Oneok, Inc. ....................................................................     1,522,136
    85,800   PG&E Corp. .....................................................................     4,060,914
    29,750   PNM Resources, Inc. ............................................................       925,225
    97,400   PPL Corp. ......................................................................     3,490,816
    27,700   Progress Energy, Inc. (O).......................................................     1,359,516
    42,200   Sempra Energy...................................................................     2,364,888
    26,200   UGI Corp. ......................................................................       714,736
    29,400   Westar Energy, Inc. (O).........................................................       763,224
    13,400   WGL Holdings, Inc. (O)..........................................................       436,572
   113,200   Xcel Energy, Inc. (O)...........................................................     2,610,392
                                                                                                  ---------
                                                                                                 44,177,212
                                                                                                  ---------
             TOTAL COMMON STOCKS
             ( Cost $275,815,135 )...........................................................   332,843,854

                                                                                                      Value
Shares                                                                                             (Note 2)
------                                                                                             --------
INVESTMENT COMPANIES - 2.78%
-----------------------------------------------------------------------------------------------------------
    44,400   Consumer Discretionary Select Sector SPDR Fund ETF (O)..........................  $  1,705,848
   102,600   iShares Russell 1000 Growth Index Fund ETF (O)..................................     5,643,000
 2,212,000   SSgA Prime Money Market Fund....................................................     2,212,000
                                                                                                  ---------
             TOTAL INVESTMENT COMPANIES
             ( Cost $8,898,215 ).............................................................     9,560,848

COLLATERAL FOR SECURITIES ON LOAN - 17.26%
-----------------------------------------------------------------------------------------------------------
59,230,889   State Street Navigator Securities Lending Portfolio (I).........................    59,230,889
                                                                                                  ---------
             TOTAL COLLATERAL FOR SECURITIES ON LOAN
             ( Cost $59,230,889 )............................................................    59,230,889

TOTAL INVESTMENTS - 117.02%
-----------------------------------------------------------------------------------------------------------
( Cost $343,944,239** ).......................................................................  401,635,591

NET OTHER ASSETS AND LIABILITIES - (17.02)%
-----------------------------------------------------------------------------------------------------------
                                                                                                (58,422,916)

TOTAL NET ASSETS - 100.00%
-----------------------------------------------------------------------------------------------------------
                                                                                               $343,212,675
-----------------------------------------------------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $344,173,536.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (O) All (or portion of security) on loan.
 ADR American Depository Receipt.
 ETF Exchange Traded Fund.
REIT Real Estate Investment Trust.



--------------------------------------------------------------------------------
                                                                              59

                See accompanying Notes to Financial Statements.

MID CAP GROWTH FUND PORTFOLIO OF INVESTMENTS

                                                                                                      Value
Shares                                                                                             (Note 2)
------                                                                                             --------
COMMON STOCKS - 98.55%
-----------------------------------------------------------------------------------------------------------
             CONSUMER DISCRETIONARY - 18.88%
   101,600   Abercrombie & Fitch Co., Class A................................................  $  7,074,408
   318,400   Carter's, Inc. (O)*.............................................................     8,119,200
   243,900   Coldwater Creek, Inc. (O)*......................................................     5,980,428
   147,500   DreamWorks Animation SKG, Inc., Class A *.......................................     4,349,775
   157,500   JOS A Bank Clothiers, Inc. (O)*.................................................     4,622,625
   177,000   O'Reilly Automotive, Inc. (O)*..................................................     5,674,620
   124,200   Penn National Gaming, Inc.*.....................................................     5,169,204
   131,000   Priceline.com, Inc.*............................................................     5,712,910
   136,100   Quiksilver, Inc. (O)*...........................................................     2,143,575
   145,100   Rare Hospitality International, Inc.*...........................................     4,778,143
    68,800   Red Robin Gourmet Burgers, Inc. (O)*............................................     2,466,480
    54,600   Scientific Games Corp., Class A (O)*............................................     1,650,558
   126,800   Steiner Leisure, Ltd.*..........................................................     5,769,400
   112,700   Tween Brands, Inc.*.............................................................     4,500,111
    88,700   Zumiez, Inc. (O)*...............................................................     2,620,198
                                                                                                  ---------
                                                                                                 70,631,635
                                                                                                  ---------
             CONSUMER STAPLES - 0.49%
    54,100   Hansen Natural Corp. (O)*.......................................................     1,822,088
                                                                                                  ---------
             ENERGY - 11.48%
    77,000   Atwood Oceanics, Inc. (O)*......................................................     3,770,690
    77,000   BJ Services Co. ................................................................     2,257,640
   144,000   Chesapeake Energy Corp. (O).....................................................     4,183,200
   297,700   Complete Production Services, Inc.*.............................................     6,311,240
    80,000   Noble Corp. ....................................................................     6,092,000
   162,400   Noble Energy, Inc. .............................................................     7,968,968
   339,500   Patterson-UTI Energy, Inc. (O)..................................................     7,886,585
   149,400   Pride International, Inc.*......................................................     4,483,494
                                                                                                  ---------
                                                                                                 42,953,817
                                                                                                  ---------
             FINANCIALS - 13.79%
   106,100   Affiliated Managers Group, Inc. (O)*............................................    11,154,293
   347,300   E*Trade Financial Corp.*........................................................     7,786,466
    84,050   First Marblehead Corp. (O)......................................................     4,593,333
    40,500   IntercontinentalExchange, Inc.*.................................................     4,369,950
   155,330   Nasdaq Stock Market, Inc. (O)*..................................................     4,782,611
   123,640   Nuveen Investments, Inc., Class A (O)...........................................     6,414,443

                                                                                                      Value
Shares                                                                                             (Note 2)
------                                                                                             --------
             FINANCIALS (CONTINUED)
   133,300   optionsXpress Holdings, Inc. (O)................................................  $  3,024,577
   274,300   WR Berkley Corp. ...............................................................     9,466,093
                                                                                                  ---------
                                                                                                 51,591,766
                                                                                                  ---------
             HEALTH CARE - 14.77%
   128,599   Amedisys, Inc. (O)*.............................................................     4,227,049
    50,600   Celgene Corp. (O)*..............................................................     2,911,018
    95,800   Cephalon, Inc. (O)*.............................................................     6,745,278
   139,700   Coventry Health Care, Inc. (O)*.................................................     6,991,985
    18,400   Express Scripts, Inc. (O)*......................................................     1,317,440
   209,600   Health Net, Inc.*...............................................................    10,199,136
    89,900   Hologic, Inc. (O)*..............................................................     4,250,472
    38,400   Hospira, Inc. (O)*..............................................................     1,289,472
    51,600   Invitrogen Corp. *..............................................................     2,920,044
   118,500   Omnicare, Inc. (O)..............................................................     4,577,655
    97,500   Patterson Cos., Inc. (O)*.......................................................     3,462,225
   130,100   Waters Corp.*...................................................................     6,370,997
                                                                                                  ---------
                                                                                                 55,262,771
                                                                                                  ---------
             INDUSTRIALS - 14.11%
   191,300   Graco, Inc. ....................................................................     7,579,306
   173,700   Joy Global, Inc. ...............................................................     8,396,658
    83,200   Manpower, Inc. .................................................................     6,234,176
   122,300   Monster Worldwide, Inc.*........................................................     5,704,072
   131,300   Oshkosh Truck Corp. ............................................................     6,357,546
   108,700   Precision Castparts Corp. ......................................................     8,509,036
    73,720   Resources Connection, Inc.*.....................................................     2,347,245
   118,300   Terex Corp.*....................................................................     7,639,814
                                                                                                  ---------
                                                                                                 52,767,853
                                                                                                  ---------
             INFORMATION TECHNOLOGY - 23.27%
    38,200   Akamai Technologies,
             Inc. (O)*.......................................................................     2,029,184
   201,400   Alliance Data Systems Corp.*....................................................    12,581,458
   137,400   Amphenol Corp., Class A.........................................................     8,529,792
   145,970   Autodesk, Inc.*.................................................................     5,905,946
   290,800   Benchmark Electronics, Inc.*....................................................     7,083,888
    46,000   Cognizant Technology Solutions Corp., Class A*..................................     3,549,360
    76,900   DST Systems, Inc.*..............................................................     4,816,247
   178,800   Flir Systems, Inc. (O)*.........................................................     5,691,204
   344,440   Foundry Networks, Inc.*.........................................................     5,159,711
   186,900   Lam Research Corp.*.............................................................     9,460,878
    98,700   MEMC Electronic Materials, Inc.*................................................     3,863,118
   114,900   Polycom, Inc.*..................................................................     3,551,559
   262,400   QLogic Corp.*...................................................................     5,751,808



--------------------------------------------------------------------------------
60

                See accompanying Notes to Financial Statements.

MID CAP GROWTH FUND PORTFOLIO OF INVESTMENTS

                                                                                                  Value
Shares                                                                                           (Note 2)
------                                                                                           --------
COMMON STOCKS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY (CONTINUED)
    51,500   SanDisk Corp.*..................................................................  $  2,216,045
   150,400   Varian Semiconductor Equipment Associates, Inc.*................................     6,846,208
                                                                                                  ---------
                                                                                                 87,036,406
                                                                                                  ---------
             TELECOMMUNICATION SERVICES - 1.76%
   130,100   NeuStar, Inc., Class A (O)*.....................................................     4,220,444
   157,000   Syniverse Holdings, Inc.*.......................................................     2,353,430
                                                                                                  ---------
                                                                                                  6,573,874
                                                                                                  ---------
             TOTAL COMMON STOCKS
             ( Cost $345,753,715 )...........................................................   368,640,210

INVESTMENT COMPANY - 1.45%
-----------------------------------------------------------------------------------------------------------
 5,405,419   SSgA Prime Money Market Fund....................................................     5,405,419
                                                                                                  ---------
             TOTAL INVESTMENT COMPANY
             ( Cost $5,405,419 ).............................................................     5,405,419

COLLATERAL FOR SECURITIES ON LOAN - 19.68%
-----------------------------------------------------------------------------------------------------------
73,618,200   State Street Navigator Securities Lending Portfolio (I).........................    73,618,200
                                                                                                  ---------
             TOTAL COLLATERAL FOR SECURITIES ON LOAN
             ( Cost $73,618,200 )............................................................    73,618,200
-----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS - 119.68%
-----------------------------------------------------------------------------------------------------------
( Cost $424,777,334** ).......................................................................  447,663,829

NET OTHER ASSETS AND LIABILITIES - (19.68)%
-----------------------------------------------------------------------------------------------------------
                                                                                                (73,619,376)

TOTAL NET ASSETS - 100.00%
-----------------------------------------------------------------------------------------------------------
                                                                                               $374,044,453
-----------------------------------------------------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $427,692,430.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (O) All (or portion of security) on loan.



--------------------------------------------------------------------------------
                                                                              61

                See accompanying Notes to Financial Statements.

GLOBAL SECURITIES FUND PORTFOLIO OF INVESTMENTS

                                                                                                  Value
Shares                                                                                         (Note 2)
------                                                                                         --------
COMMON STOCKS - 96.58%
-------------------------------------------------------------------------------------------------------
          BERMUDA - 0.28%
  1,650   Everest Re Group, Ltd. .........................................................  $   161,882
                                                                                              ---------
          BRAZIL - 0.89%
 12,260   Empressa Brasileira de Aeronautica S.A., ADR....................................      507,932
                                                                                              ---------
          CANADA - 1.59%
  9,300   Husky Energy, Inc. .............................................................      622,766
  8,554   Manulife Financial Corp. .......................................................      288,828
                                                                                              ---------
                                                                                                911,594
                                                                                              ---------
          CAYMAN ISLAND - 1.12%
  5,937   ACE, Ltd. (O)...................................................................      359,604
  3,900   XL Capital, Ltd., Class A (O)...................................................      280,878
                                                                                              ---------
                                                                                                640,482
                                                                                              ---------
          DENMARK - 0.31%
  2,100   Novo-Nordisk A/S, Class B.......................................................      174,878
                                                                                              ---------
          FINLAND - 0.67%
 12,340   Fortum OYJ......................................................................      351,080
  1,025   Neste Oil OYJ...................................................................       31,150
                                                                                              ---------
                                                                                                382,230
                                                                                              ---------
          FRANCE - 5.51%
  1,992   Arkema *........................................................................      102,333
  6,840   LVMH Moet Hennessy Louis Vuitton S.A. ..........................................      721,634
  2,500   NicOx S.A. *....................................................................       75,349
  9,550   Sanofi-Aventis..................................................................      881,523
  2,988   Societe Generale................................................................      507,066
  9,040   Technip S.A. ...................................................................      620,318
  3,400   Total S.A. .....................................................................      245,195
                                                                                              ---------
                                                                                              3,153,418
                                                                                              ---------
          GERMANY - 4.91%
  3,540   Allianz SE......................................................................      722,944
  9,350   Bayerische Motoren Werke AG.....................................................      536,838
 11,880   SAP AG..........................................................................      631,150
  9,236   Siemens AG......................................................................      915,794
                                                                                              ---------
                                                                                              2,806,726
                                                                                              ---------
          HONG KONG - 0.36%
 20,560   Hutchison Whampoa, Ltd. ........................................................      208,836
                                                                                              ---------
          INDIA - 3.02%
 60,750   Hindustan Lever, Ltd. ..........................................................      298,414
  3,525   ICICI Bank, Ltd., ADR...........................................................      147,133
 14,532   Infosys Technologies, Ltd. .....................................................      738,871
 31,365   Wire and Wireless India, Ltd. (L)...............................................       89,208

                                                                                                  Value
Shares                                                                                         (Note 2)
------                                                                                         --------
          INDIA (CONTINUED)
 62,730   Zee Entertainment Enterprises, Ltd..............................................  $   417,133
 28,360   Zee News, Ltd. (L)..............................................................       37,808
                                                                                              ---------
                                                                                              1,728,567
                                                                                              ---------
          IRELAND - 0.20%
  9,761   Experian Group, Ltd. ...........................................................      114,615
                                                                                              ---------
          ITALY - 0.49%
 19,700   Bulgari SpA.....................................................................      279,458
                                                                                              ---------
          JAPAN - 10.51%
  3,980   Canon, Inc. ....................................................................      224,037
  9,700   Chugai Pharmaceutical Co., Ltd. ................................................      200,071
 10,290   Credit Saison Co., Ltd. ........................................................      354,455
  1,600   Fanuc, Ltd. ....................................................................      157,547
  9,290   Hoya Corp. .....................................................................      362,156
     81   KDDI Corp. .....................................................................      549,187
  1,300   Keyence Corp. ..................................................................      322,092
  3,100   Kyocera Corp. ..................................................................      292,224
  7,800   Murata Manufacturing Co., Ltd. .................................................      527,536
  2,100   Nidec Corp. ....................................................................      162,319
  1,300   Nintendo Co., Ltd. .............................................................      337,492
     78   Resona Holdings, Inc. ..........................................................      212,981
  4,500   Secom Co., Ltd. ................................................................      233,270
  3,400   Sega Sammy Holdings, Inc. ......................................................       91,695
  4,490   Seven & I Holdings Co., Ltd. ...................................................      139,576
 14,740   Shionogi & Co., Ltd. ...........................................................      289,785
 15,410   Sony Corp. .....................................................................      660,290
  8,130   Square Enix Co., Ltd. ..........................................................      213,112
     11   Sumitomo Mitsui Financial Group, Inc. ..........................................      112,749
  8,570   Toyota Motor Corp. .............................................................      573,133
                                                                                              ---------
                                                                                              6,015,707
                                                                                              ---------
          MEXICO - 1.68%
 50,740   Grupo Modelo S.A., Series C.....................................................      280,936
 25,172   Grupo Televisa S.A., ADR........................................................      679,896
                                                                                              ---------
                                                                                                960,832
                                                                                              ---------
          NETHERLANDS - 2.29%
 18,620   European Aeronautic Defence and Space Co. N.V. .................................      641,302
 17,800   Koninklijke Philips Electronics N.V. ...........................................      671,078
                                                                                              ---------
                                                                                              1,312,380
                                                                                              ---------
          NORWAY - 0.43%
 16,350   Tandberg ASA....................................................................      246,773
                                                                                              ---------
          SINGAPORE - 0.22%
 45,659   Singapore Press Holdings, Ltd. .................................................      127,397
                                                                                              ---------



--------------------------------------------------------------------------------
62

                See accompanying Notes to Financial Statements.

GLOBAL SECURITIES FUND PORTFOLIO OF INVESTMENTS

                                                                                                  Value
Shares                                                                                         (Note 2)
------                                                                                         --------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------
          SOUTH KOREA - 1.92%
  1,362   Hyundai Heavy Industries *......................................................  $   184,529
    574   Samsung Electronics Co., Ltd. ..................................................      378,346
 20,130   SK Telecom Co., Ltd., ADR (O)...................................................      533,042
                                                                                              ---------
                                                                                              1,095,917
                                                                                              ---------
          SPAIN - 0.95%
 10,050   Inditex S.A. ...................................................................      541,222
                                                                                              ---------
          SWEDEN - 6.42%
 22,200   Hennes & Mauritz AB, B Shares...................................................    1,123,442
 14,131   Investor AB, B Shares...........................................................      347,219
544,750   Telefonaktiebolaget LM Ericsson, B Shares.......................................    2,202,998
                                                                                              ---------
                                                                                              3,673,659
                                                                                              ---------
          SWITZERLAND - 3.38%
 11,212   Credit Suisse Group.............................................................      783,686
  5,139   Novartis AG.....................................................................      295,999
  4,029   Roche Holding AG................................................................      721,794
    719   Syngenta AG *...................................................................      133,643
                                                                                              ---------
                                                                                              1,935,122
                                                                                              ---------
          TAIWAN - 1.50%
177,000   Benq Corp. *....................................................................       94,758
 39,200   MediaTek, Inc. .................................................................      405,289
 33,000   Taiwan Semiconductor Manufacturing Co., Ltd., ADR (O)...........................      360,690
                                                                                              ---------
                                                                                                860,737
                                                                                              ---------
          UNITED KINGDOM - 12.37%
  7,350   3i Group PLC....................................................................      145,328
  6,588   BP PLC, ADR (O).................................................................      442,055
 19,844   Burberry Group PLC..............................................................      250,889
 55,967   Cadbury Schweppes PLC...........................................................      599,072
 16,209   Diageo PLC......................................................................      318,271
  8,675   Home Retail Group...............................................................       69,664
 30,828   HSBC Holdings PLC (Hong Kong)...................................................      564,826
 16,030   Pearson PLC.....................................................................      242,229
 38,713   Prudential PLC..................................................................      530,397
 18,138   Reckitt Benckiser PLC...........................................................      829,176
 24,073   Royal Bank of Scotland Group PLC................................................      939,711
 28,503   Smith & Nephew PLC..............................................................      297,560
 58,386   Tesco PLC.......................................................................      462,577
400,531   Vodafone Group PLC..............................................................    1,110,067
 20,410   WPP Group PLC...................................................................      276,034
                                                                                              ---------
                                                                                              7,077,856
                                                                                              ---------
          UNITED STATES - 35.56%
  6,940   3M Co. .........................................................................      540,834
 17,750   Adobe Systems, Inc. *...........................................................      729,880

                                                                                                  Value
Shares                                                                                         (Note 2)
------                                                                                         --------
          UNITED STATES (CONTINUED)
 31,040   Advanced Micro Devices, Inc. *..................................................  $   631,664
  4,950   Affymetrix, Inc. (O)*...........................................................      114,147
 17,760   Altera Corp. (O)*...............................................................      349,517
  3,830   Amgen, Inc. *...................................................................      261,627
 11,600   Atherogenics, Inc. (O)*.........................................................      114,956
 13,500   Automatic Data Processing, Inc..................................................      664,875
  2,020   Avis Budget Group, Inc. (O).....................................................       43,814
  7,600   Avon Products, Inc. ............................................................      251,104
     95   Berkshire Hathaway, Inc., Class B (O)*..........................................      348,270
  8,440   Biomet, Inc. ...................................................................      348,319
  4,320   Boeing Co. .....................................................................      383,789
 21,873   Boston Scientific Corp. *.......................................................      375,778
 14,900   Carnival Corp. (O)..............................................................      730,845
  5,286   Chevron Corp. ..................................................................      388,680
  9,350   Cisco Systems, Inc. *...........................................................      255,535
  7,530   Coach, Inc. *...................................................................      323,489
  5,200   Colgate-Palmolive Co. ..........................................................      339,248
 25,970   Corning, Inc. *.................................................................      485,899
  8,670   Cree, Inc. (O)*.................................................................      150,164
 27,660   eBay, Inc. *....................................................................      831,736
 12,840   Emerson Electric Co. ...........................................................      566,116
  2,730   Express Scripts, Inc. *.........................................................      195,468
  2,800   Genentech, Inc. *...............................................................      227,164
  3,500   Getty Images, Inc. (O)*.........................................................      149,870
  6,540   Gilead Sciences, Inc. *.........................................................      424,642
  8,500   GlobalSantaFe Corp. ............................................................      499,630
  7,900   International Game Technology...................................................      364,980
  5,360   International Rectifier Corp. (O)*..............................................      206,521
 14,300   Intuit, Inc. *..................................................................      436,293
  5,840   J.P. Morgan Chase & Co. ........................................................      282,072
  2,200   Johnson & Johnson...............................................................      145,244
 27,270   Juniper Networks, Inc. *........................................................      516,494
  5,400   Linear Technology Corp. (O).....................................................      163,728
  3,410   Lockheed Martin Corp. ..........................................................      313,959
 12,500   Maxim Integrated Products, Inc. (O).............................................      382,750
  8,300   McDonald's Corp. ...............................................................      367,939
  3,860   Medtronic, Inc. ................................................................      206,549
 34,660   Microsoft Corp. ................................................................    1,034,948
  7,680   Morgan Stanley..................................................................      625,382
  4,102   Nektar Therapeutics (O)*........................................................       62,391
  9,080   Northern Trust Corp. (O)........................................................      551,065
  3,820   Northrop Grumman Corp. .........................................................      258,614
  2,900   Nuvelo, Inc. (O)*...............................................................       11,600
    670   Qualcomm, Inc. .................................................................       25,319
  4,420   Quest Diagnostics, Inc. ........................................................      234,260
  6,330   Raytheon Co. (O)................................................................      334,224
  5,275   Realogy Corp. (O)*..............................................................      159,938



--------------------------------------------------------------------------------
                                                                              63

                See accompanying Notes to Financial Statements.

GLOBAL SECURITIES FUND PORTFOLIO OF INVESTMENTS

                                                                                               Value
Shares                                                                                       (Note 2)
------                                                                                       --------
COMMON STOCKS (CONTINUED)
-------------------------------------------------------------------------------------------------------
          UNITED STATES (CONTINUED)
  2,700   Regeneron Pharmaceuticals, Inc. (O)*............................................  $    54,189
106,900   Sirius Satellite Radio, Inc. (O)*...............................................      378,426
  4,100   Theravance, Inc. (O)*...........................................................      126,649
 11,500   Tiffany & Co. (O)...............................................................      451,260
  7,920   Transocean, Inc. (O)*...........................................................      640,649
 11,100   Wal-Mart Stores, Inc. ..........................................................      512,598
 11,400   Walt Disney Co. ................................................................      390,678
 11,850   Xilinx, Inc. ...................................................................      282,148
  3,800   Yahoo!, Inc. *..................................................................       97,052
                                                                                              ---------
                                                                                             20,344,979
                                                                                              ---------
          TOTAL COMMON STOCKS
          ( Cost $41,256,156 )............................................................   55,263,199

COMMON STOCK UNIT - 0.74%
-------------------------------------------------------------------------------------------------------
          MEXICO - 0.74%
 36,710   Fomento Economico Mexicano SAB de C.V. .........................................      426,054
                                                                                              ---------
          TOTAL COMMON STOCK UNIT
          ( Cost $173,726 )...............................................................      426,054

PREFERRED STOCKS - 1.27%
-------------------------------------------------------------------------------------------------------
          BRAZIL - 0.62%
  7,213   Cia de Bebidas das Americas, ADR................................................      351,995
                                                                                              ---------
          GERMANY - 0.65%
    293   Porsche AG......................................................................      372,747
                                                                                              ---------
          TOTAL PREFERRED STOCKS
          ( Cost $338,267 )...............................................................      724,742

INVESTMENT COMPANY - 1.20%
-------------------------------------------------------------------------------------------------------
          UNITED STATES - 1.20%
687,692   SSgA Prime Money Market Fund....................................................      687,692
                                                                                              ---------
          TOTAL INVESTMENT COMPANY
          ( Cost $687,692 )...............................................................      687,692

COLLATERAL FOR SECURITIES ON LOAN - 11.98%
-------------------------------------------------------------------------------------------------------
          UNITED STATES - 11.98%
6,853,595 State Street Navigator Securities Lending Portfolio (I).........................    6,853,595
                                                                                              ---------
          TOTAL COLLATERAL FOR SECURITIES ON LOAN
          ( Cost $6,853,595...............................................................    6,853,595
                                                                                                  Value
                                                                                               (Note 2)
                                                                                               --------
TOTAL INVESTMENTS - 111.77%
-------------------------------------------------------------------------------------------------------
( Cost $49,309,436** )....................................................................  $63,955,282

NET OTHER ASSETS AND LIABILITIES - (11.77)%
-------------------------------------------------------------------------------------------------------
                                                                                             (6,735,019)

TOTAL NET ASSETS - 100.00%
-------------------------------------------------------------------------------------------------------
                                                                                            $57,220,263
-------------------------------------------------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $49,801,293.
 (I) Represents investments of cash collateral received in connection with securities lending.
 (L) Security valued at fair value using methods determined in good faith by or at the discretion of the Board of Trustees (see note 2).
 (O) All (or portion of security) on loan.
 ADR American Depository Receipt.
 PLC Public Limited Company.



--------------------------------------------------------------------------------
64

                See accompanying Notes to Financial Statements.

GLOBAL SECURITIES FUND PORTFOLIO OF INVESTMENTS

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets

                      % of Net Assets
                      ---------------
Semiconductors &
Semiconductor Equipment          6.7%
Communications Equipment         6.5%
Banks                            6.5%
Pharmaceuticals                  5.9%
Software                         5.3%
Media                            4.9%
Insurance                        4.7%
Aerospace & Defense              4.3%
Specialty Retail                 4.1%
Wireless
Telecommunication
Services                         3.8%
Oil, Gas & Consumable
Fuels                            3.6%
Diversified Financial
Services                         3.5%
Energy Equipment &
Services                         3.1%
Household Durables               2.9%
Electrical Equipment             2.9%
Automobiles                      2.6%
Hotels, Restaurants &
Leisure                          2.6%
Beverages                        2.4%
Textiles, Apparel &
Luxury Goods                     2.3%
Health Care Equipment &
Supplies                         2.1%
Electronic Equipment &
Instruments                      2.0%
Household Products               2.0%
Internet & Catalog
Retail                           1.5%
Biotechnology                    1.4%
Net Other Assets &
Liabilities                      1.4%
Commercial Services &
Supplies                         1.4%
Industrial Conglomerates         1.3%
IT Services                      1.3%
Multiline Retail                 1.3%
Food Products                    1.0%
Personal Products                1.0%
Food & Staples Retailing         0.8%
Health Care Providers &
Services                         0.7%
Chemicals                        0.4%
Diversified Consumer
Services                         0.4%
Office Electronics               0.4%
Machinery                        0.3%
Internet Software &
Services                         0.2%
Computers & Peripherals          0.2%
Leisure Equipment &
Products                         0.2%
Road & Rail                      0.1%
                          -----------
                               100.0%
                          -----------
                          -----------



--------------------------------------------------------------------------------
                                                                              65

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS

                                                                                                     Value
Shares                                                                                            (Note 2)
------                                                                                            --------
COMMON STOCKS - 93.54%
----------------------------------------------------------------------------------------------------------
            ARGENTINA - 0.12%
    6,300   Banco Macro S.A., ADR...........................................................  $    196,623
                                                                                                 ---------
            AUSTRALIA - 0.51%
   34,009   ABC Learning Centres, Ltd. .....................................................       225,184
   28,279   James Hardie Industries N.V. ...................................................       214,216
   49,310   John Fairfax Holdings, Ltd. ....................................................       187,735
   81,889   Macquarie Infrastructure Group..................................................       223,340
                                                                                                 ---------
                                                                                                   850,475
                                                                                                 ---------
            AUSTRIA - 0.32%
   11,771   CAT Oil AG *....................................................................       310,195
    4,541   Oesterreichische Post AG *......................................................       216,322
                                                                                                 ---------
                                                                                                   526,517
                                                                                                 ---------
            BAHRAIN - 0.10%
      620   Investcorp Bank BSC, GDR *......................................................        16,430
    5,673   Investcorp Bank BSC, GDR (C)*...................................................       150,335
                                                                                                 ---------
                                                                                                   166,765
                                                                                                 ---------
            BELGIUM - 1.47%
   36,832   InBev N.V. .....................................................................     2,427,260
                                                                                                 ---------
            BRAZIL - 1.08%
    8,000   Brasil Telecom Participacoes S.A., ADR..........................................       341,520
   22,100   Cia de Concessoes Rodoviarias...................................................       298,634
    6,300   Petroleo Brasileiro S.A., ADR...................................................       648,837
   15,649   Souza Cruz S.A. ................................................................       278,897
    9,900   Ultrapar Participacoes S.A., ADR................................................       227,700
                                                                                                 ---------
                                                                                                 1,795,588
                                                                                                 ---------
            CHILE - 0.05%
    3,050   AFP Provida S.A., ADR...........................................................        78,416
                                                                                                 ---------
            CHINA - 0.20%
    3,490   CNOOC, Ltd., ADR................................................................       330,259
                                                                                                 ---------
            EGYPT - 0.63%
    4,507   Eastern Tobacco.................................................................       244,635
    9,324   Orascom Construction Industries.................................................       450,425
    5,300   Orascom Telecom Holding S.A.E...................................................       350,345
                                                                                                 ---------
                                                                                                 1,045,405
                                                                                                 ---------
            FINLAND - 0.90%
   41,000   Fortum OYJ......................................................................     1,166,474
   11,950   Sampo OYJ, A Shares.............................................................       319,800
                                                                                                 ---------
                                                                                                 1,486,274
                                                                                                 ---------
            FRANCE - 10.90%
   30,180   AXA S.A. .......................................................................     1,221,449
   23,950   BNP Paribas.....................................................................     2,612,107
    3,341   Carbone Lorraine................................................................       188,035

                                                                                                     Value
Shares                                                                                            (Note 2)
------                                                                                            --------
            FRANCE (CONTINUED)
   92,910   France Telecom S.A. ............................................................  $  2,568,556
    8,674   Lafarge S.A. ...................................................................     1,289,989
    3,040   Neopost S.A. ...................................................................       381,702
   32,112   Sanofi-Aventis..................................................................     2,964,132
   54,087   Total S.A. .....................................................................     3,900,548
   75,092   Vivendi.........................................................................     2,934,098
                                                                                                 ---------
                                                                                                18,060,616
                                                                                                 ---------
            GERMANY - 3.99%
   24,300   Adidas AG.......................................................................     1,209,861
    6,000   Allianz SE......................................................................     1,225,328
   29,100   DaimlerChrysler AG..............................................................     1,797,138
    7,219   Demag Cranes AG *...............................................................       381,048
    6,467   DIC Asset AG....................................................................       263,696
    2,960   Fielmann AG.....................................................................       190,692
   37,420   KarstadtQuelle AG *.............................................................     1,084,373
    1,850   Pfeiffer Vacuum Technology AG...................................................       157,217
      361   Puma AG Rudolf Dassler Sport....................................................       140,850
    2,295   Techem AG.......................................................................       168,081
                                                                                                 ---------
                                                                                                 6,618,284
                                                                                                 ---------
            GREECE - 0.15%
    7,574   Piraeus Bank S.A. ..............................................................       244,069
                                                                                                 ---------
            HONG KONG - 0.47%
   69,600   China Netcom Group Corp., Hong Kong, Ltd. ......................................       186,582
   34,345   Esprit Holdings, Ltd. ..........................................................       384,403
  144,900   Pacific Basin Shipping, Ltd. ...................................................        91,289
  347,200   SA SA International Holdings, Ltd. .............................................       116,513
                                                                                                 ---------
                                                                                                   778,787
                                                                                                 ---------
            HUNGARY - 0.31%
    2,260   MOL Hungarian Oil and Gas NyRt. ................................................       256,239
    1,099   Richter Gedeon NyRt. ...........................................................       250,593
                                                                                                 ---------
                                                                                                   506,832
                                                                                                 ---------
            INDIA - 1.08%
   11,800   Hero Honda Motors, Ltd. ........................................................       203,020
   31,318   Hindustan Lever, Ltd. ..........................................................       153,839
   19,163   Oil & Natural Gas Corp., Ltd. ..................................................       375,745
    1,100   Punjab National Bank, Ltd. .....................................................        12,642
   36,332   Satyam Computer Services, Ltd. .................................................       399,310
   22,680   State Bank of India, Ltd. ......................................................       640,068
                                                                                                 ---------
                                                                                                 1,784,624
                                                                                                 ---------
            INDONESIA - 0.49%
1,032,500   Bank Mandiri Persero Tbk PT.....................................................       332,935



--------------------------------------------------------------------------------
66

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS

                                                                                                     Value
Shares                                                                                            (Note 2)
------                                                                                            --------
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------------------------------------
            INDONESIA (CONTINUED)
    5,800   Telekomunikasi Indonesia Tbk PT, ADR............................................  $    264,480
  304,500   United Tractors Tbk PT..........................................................       221,768
                                                                                                 ---------
                                                                                                   819,183
                                                                                                 ---------
            IRELAND - 2.10%
   17,285   Anglo Irish Bank Corp. PLC......................................................       358,294
   56,864   Bank of Ireland.................................................................     1,313,161
   35,891   CRH PLC.........................................................................     1,493,791
    9,133   DCC PLC.........................................................................       310,337
                                                                                                 ---------
                                                                                                 3,475,583
                                                                                                 ---------
            ISRAEL - 0.45%
  104,953   Bank Hapoalim B.M...............................................................       493,958
   40,575   Israel Chemicals, Ltd. .........................................................       253,594
                                                                                                 ---------
                                                                                                   747,552
                                                                                                 ---------
            ITALY - 5.82%
   51,454   Banco Popolare di Verona e Novara S.c.r.l. .....................................     1,476,797
  139,992   Capitalia SpA...................................................................     1,324,540
  221,650   Enel SpA........................................................................     2,285,805
   63,800   ENI SpA.........................................................................     2,145,175
  276,135   UniCredito Italiano SpA.........................................................     2,419,536
                                                                                                 ---------
                                                                                                 9,651,853
                                                                                                 ---------
            JAPAN - 16.22%
    4,000   ABC-Mart, Inc. .................................................................        99,139
    5,890   Aoyama Trading Co., Ltd. .......................................................       176,663
    8,000   Asahi Pretec Corp. .............................................................       159,966
   30,250   Bosch Corp. ....................................................................       159,859
    8,000   Chiyoda Corp. ..................................................................       156,606
   24,030   Daito Trust Construction Co., Ltd. .............................................     1,102,321
   25,110   Dodwell BMS, Ltd. ..............................................................       160,333
    5,430   Don Quijote Co., Ltd. ..........................................................       103,787
      146   East Japan Railway Co. .........................................................       975,173
    4,400   Eizo Nanao Corp. ...............................................................       119,773
    5,200   Hisamitsu Pharmaceutical Co., Inc. .............................................       164,705
   36,500   Hoya Corp. .....................................................................     1,422,894
   13,080   Ichiyoshi Securities Co., Ltd. .................................................       188,686
    4,400   Ito En, Ltd. ...................................................................       134,560
    5,180   JSR Corp. ......................................................................       134,042
    5,100   Keyence Corp. ..................................................................     1,263,592
      201   KK DaVinci Advisors *...........................................................       199,269
    5,870   Mars Engineering Corp. .........................................................       114,663
    9,300   MISUMI Group, Inc. .............................................................       178,147

                                                                                                     Value
Shares                                                                                            (Note 2)
------                                                                                            --------
            JAPAN (CONTINUED)
      130   Mitsubishi UFJ Financial Group, Inc. ...........................................  $  1,605,545
   22,700   Nidec Corp. ....................................................................     1,754,589
  189,600   Nissan Motor Co., Ltd. .........................................................     2,282,687
      139   NIWS Co., HQ, Ltd. .............................................................        83,499
  101,700   Nomura Holdings, Inc. ..........................................................     1,918,223
   11,000   OSG Corp. ......................................................................       180,214
   18,400   Pronexus, Inc. .................................................................       171,440
    5,500   Rinnai Corp. ...................................................................       164,503
    3,300   Secom Techno Service Co., Ltd. .................................................       133,913
   47,300   Sega Sammy Holdings, Inc. ......................................................     1,275,640
    5,400   Shoei Co., Ltd. ................................................................       149,263
      260   Sumitomo Mitsui Financial Group, Inc. ..........................................     2,664,986
  197,000   Sumitomo Trust & Banking Co., Ltd. .............................................     2,065,583
   15,300   Suruga Bank, Ltd. ..............................................................       189,475
    5,910   Takamatsu Corp. ................................................................        87,440
   18,400   Takeda Pharmaceutical Co.,
            Ltd. ...........................................................................     1,262,995
   43,100   THK Co., Ltd. ..................................................................     1,111,674
  323,000   Tokyo Gas Co., Ltd. ............................................................     1,717,782
    1,910   USS Co., Ltd. ..................................................................       124,365
   10,900   Yamada Denki Co., Ltd. .........................................................       924,932
                                                                                                 ---------
                                                                                                26,882,926
                                                                                                 ---------
            KAZAKHSTAN - 0.16%
    6,600   Kazmunaigas Exploration Production, GDR *.......................................       161,436
    4,300   Kazmunaigas Exploration Production, GDR (C)*....................................       105,178
                                                                                                 ---------
                                                                                                   266,614
                                                                                                 ---------
            MEXICO - 0.94%
   17,314   Cemex SAB de C.V., ADR *........................................................       586,598
    3,680   Desarrolladora Homex SAB de CV, ADR *...........................................       217,377
   48,300   Grupo Mexico SAB de C.V.,
            Series B........................................................................       177,092
   11,700   Grupo Televisa S.A., ADR........................................................       316,017
   55,600   Kimberly-Clark de Mexico SAB de C.V., Class A...................................       256,881
                                                                                                 ---------
                                                                                                 1,553,965
                                                                                                 ---------
            MOROCCO - 0.01%
    1,100   Maroc Telecom...................................................................        16,868
                                                                                                 ---------
            NETHERLANDS - 2.33%
    3,037   Boskalis Westminster............................................................       300,572
    7,362   Fugro N.V. .....................................................................       351,679



--------------------------------------------------------------------------------
                                                                              67

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS

                                                                                                     Value
Shares                                                                                            (Note 2)
------                                                                                            --------
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------------------------------------
            NETHERLANDS (CONTINUED)
    2,071   Hunter Douglas N.V. ............................................................  $    166,433
    6,466   SBM Offshore N.V. ..............................................................       222,273
   53,338   TNT N.V. .......................................................................     2,293,139
    7,090   USG People N.V. ................................................................       309,776
   10,733   Wavin N.V. *....................................................................       209,617
                                                                                                 ---------
                                                                                                 3,853,489
                                                                                                 ---------
            NEW ZEALAND - 0.79%
  381,100   Telecom Corp. of New Zealand, Ltd. .............................................     1,305,022
                                                                                                 ---------
            NORWAY - 0.93%
   10,660   Acergy S.A. *...................................................................       205,395
   17,900   Songa Offshore ASA *............................................................       188,973
   43,300   Statoil ASA.....................................................................     1,148,896
                                                                                                 ---------
                                                                                                 1,543,264
                                                                                                 ---------
            PERU - 0.15%
    6,200   Credicorp, Ltd. ................................................................       253,828
                                                                                                 ---------
            PHILIPPINES - 0.23%
    7,500   Philippine Long Distance Telephone Co., ADR.....................................       383,475
                                                                                                 ---------
            RUSSIA - 0.78%
    7,700   Evraz Group S.A., GDR...........................................................       197,813
   11,700   Mobile Telesystems OJSC, ADR....................................................       587,223
   12,350   Oriflame Cosmetics S.A. ........................................................       509,375
                                                                                                 ---------
                                                                                                 1,294,411
                                                                                                 ---------
            SINGAPORE - 0.97%
  751,000   Singapore Telecommunications, Ltd. .............................................     1,605,841
                                                                                                 ---------
            SOUTH AFRICA - 1.50%
   17,485   Aquarius Platinum, Ltd. ........................................................       379,799
   87,554   Edgars Consolidated Stores, Ltd. ...............................................       484,548
    7,067   Exxaro Resources, Ltd. .........................................................        56,145
   12,600   Imperial Holdings, Ltd. *.......................................................       293,139
   21,743   Kumba Iron Ore, Ltd. *..........................................................       343,166
   38,194   Murray & Roberts Holdings,
            Ltd. ...........................................................................       217,282
   34,630   Sanlam, Ltd. ...................................................................        89,906
  110,022   Steinhoff International Holdings, Ltd. .........................................       387,874
   51,431   Truworths International, Ltd. ..................................................       233,777
                                                                                                 ---------
                                                                                                 2,485,636
                                                                                                 ---------
            SOUTH KOREA - 2.27%
    1,050   Hite Brewery Co., Ltd. *........................................................       134,919
    4,740   Hyundai Motor Co. *.............................................................       343,523

                                                                                                     Value
Shares                                                                                            (Note 2)
------                                                                                            --------
            SOUTH KOREA (CONTINUED)
   15,020   Kangwon Land, Inc. *............................................................  $    326,241
    9,440   Kookmin Bank *..................................................................       760,275
    7,400   KT Corp., ADR *.................................................................       187,590
    3,510   LG Electronics, Inc. *..........................................................       207,581
    2,830   Samsung Electronics Co., Ltd., GDR (C)..........................................       931,070
   12,640   Shinhan Financial Group Co., Ltd. *.............................................       645,591
    2,900   SK Corp. *......................................................................       227,635
                                                                                                 ---------
                                                                                                 3,764,425
                                                                                                 ---------
            SPAIN - 1.95%
    5,820   Abengoa S.A. ...................................................................       213,583
  107,162   Banco Bilbao Vizcaya Argentaria S.A. ...........................................     2,579,337
    9,520   Indra Sistemas S.A. ............................................................       233,790
    6,520   Prosegur Cia de Seguridad S.A. .................................................       212,514
                                                                                                 ---------
                                                                                                 3,239,224
                                                                                                 ---------
            SWEDEN - 1.27%
   16,410   Elekta AB, Class B..............................................................       346,215
   13,640   Getinge AB, B Shares............................................................       306,228
    9,670   Swedish Match AB................................................................       181,033
  312,800   Telefonaktiebolaget LM Ericsson, B Shares.......................................     1,264,980
                                                                                                 ---------
                                                                                                 2,098,456
                                                                                                 ---------
            SWITZERLAND - 7.72%
   29,047   Compagnie Financiere Richemont AG, Class A......................................     1,690,925
   44,730   Credit Suisse Group.............................................................     3,126,497
      116   Geberit AG......................................................................       178,615
    8,215   Nestle S.A. ....................................................................     2,916,488
   61,997   Novartis AG.....................................................................     3,570,934
      131   Sika AG *.......................................................................       203,001
    4,110   Zurich Financial Services AG....................................................     1,105,301
                                                                                                 ---------
                                                                                                12,791,761
                                                                                                 ---------
            TAIWAN - 1.29%
   64,850   Advantech Co., Ltd. ............................................................       232,780
  614,672   Chinatrust Financial Holding Co., Ltd. .........................................       513,877
    3,162   Chunghwa Telecom Co., Ltd., ADR.................................................        62,386
  431,000   Fubon Financial Holding Co., Ltd. ..............................................       403,298
   65,023   HON HAI Precision Industry Co., Ltd. ...........................................       463,809
  182,873   Taiwan Semiconductor Manufacturing Co., Ltd. ...................................       378,706



--------------------------------------------------------------------------------
68

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS

                                                                                                     Value
Shares                                                                                            (Note 2)
------                                                                                            --------
COMMON STOCKS (CONTINUED)
----------------------------------------------------------------------------------------------------------
            TAIWAN (CONTINUED)
    8,136   Taiwan Semiconductor Manufacturing Co., Ltd., ADR...............................  $     88,926
                                                                                                 ---------
                                                                                                 2,143,782
                                                                                                 ---------
            THAILAND - 0.15%
   83,200   Kasikornbank PCL................................................................       143,845
  137,500   Thai Union Frozen Products
            PCL.............................................................................       103,648
                                                                                                 ---------
                                                                                                   247,493
                                                                                                 ---------
            TURKEY - 0.55%
   21,326   Enka Insaat ve Sanayi AS........................................................       227,096
   63,385   Turkcell Iletisim Hizmet AS.....................................................       319,607
   27,751   Turkcell Iletisim Hizmet AS,
            ADR.............................................................................       371,309
                                                                                                 ---------
                                                                                                   918,012
                                                                                                 ---------
            UNITED KINGDOM - 22.19%
   34,335   Ashmore Group PLC *.............................................................       174,010
  296,973   BAE Systems PLC.................................................................     2,476,442
  200,200   BP PLC..........................................................................     2,225,290
   10,839   Bunzl PLC.......................................................................       133,429
   27,404   Cattles PLC.....................................................................       235,767
    6,233   Chemring Group PLC..............................................................       192,890
  133,400   Diageo PLC......................................................................     2,619,370
   54,331   Enodis PLC......................................................................       212,033
    8,660   Enterprise Inns PLC.............................................................       229,495
   29,129   Erinaceous Group PLC............................................................       197,690
   30,919   Filtrona PLC....................................................................       158,363
  287,200   Friends Provident PLC...........................................................     1,220,677
   82,006   Gallaher Group PLC..............................................................     1,841,519
  105,000   GlaxoSmithKline PLC.............................................................     2,764,045
   62,756   Imperial Tobacco Group PLC......................................................     2,470,631
   13,140   Intertek Group PLC..............................................................       214,515
  473,000   ITV PLC.........................................................................       986,660
  171,100   Kingfisher PLC..................................................................       799,273
  117,400   Lloyds TSB Group PLC............................................................     1,314,138
   34,606   Man Group PLC...................................................................       354,325
   98,020   Marks & Spencer Group PLC.......................................................     1,376,545
  219,212   National Grid PLC...............................................................     3,164,379
   51,400   Northern Rock PLC...............................................................     1,185,946
   11,088   Northgate PLC...................................................................       261,913
  532,788   Old Mutual PLC..................................................................     1,818,377
   41,600   Reckitt Benckiser PLC...........................................................     1,901,738
  116,879   Regus Group PLC *...............................................................       285,012
    7,190   Signet Group PLC, ADR...........................................................       168,965
  276,500   Tesco PLC.......................................................................     2,190,636
1,238,962   Vodafone Group PLC..............................................................     3,433,769

                                                                                                     Value
Shares                                                                                            (Note 2)
------                                                                                            --------
            UNITED KINGDOM (CONTINUED)
   13,070   William Hill PLC................................................................  $    161,789
                                                                                                 ---------
                                                                                                36,769,631
                                                                                                 ---------
            TOTAL COMMON STOCKS
            ( Cost $120,670,170 )...........................................................   155,009,088

COMMON STOCK UNIT - 0.18%
----------------------------------------------------------------------------------------------------------
            IRELAND - 0.18%
   17,566   Grafton Group PLC...............................................................       293,460
                                                                                                 ---------
            TOTAL COMMON STOCK UNIT
            ( Cost $183,347 )...............................................................       293,460

PREFERRED STOCKS - 1.84%
----------------------------------------------------------------------------------------------------------
            BRAZIL - 1.33%
7,522,700   AES Tiete S.A. .................................................................       219,515
    5,796   Bradespar S.A. .................................................................       274,190
   25,228   Cia Vale do Rio Doce............................................................       643,875
   17,100   Iochpe Maxion S.A. .............................................................       145,370
  141,700   Klabin S.A. ....................................................................       355,080
   15,300   Tele Norte Leste Participacoes S.A., ADR........................................       228,276
   14,920   Telemar Norte Leste S.A. .......................................................       339,631
                                                                                                 ---------
                                                                                                 2,205,937
                                                                                                 ---------
            GERMANY - 0.15%
    3,101   Fuchs Petrolub AG...............................................................       237,341
                                                                                                 ---------
            GREECE - 0.09%
    5,991   Motor Oil Hellas Corinth Refineries S.A. .......................................       154,320
                                                                                                 ---------
            SOUTH KOREA - 0.27%
    3,540   Hyundai Motor Co. ..............................................................       151,116
   14,600   Lotte Shopping Co., Ltd., GDR (C)*..............................................       296,380
                                                                                                 ---------
                                                                                                   447,496
                                                                                                 ---------
            TOTAL PREFERRED STOCKS
            ( Cost $2,477,363 ).............................................................     3,045,094



--------------------------------------------------------------------------------
                                                                              69

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS

                                                                                                 Value
Shares                                                                                          (Note 2)
------                                                                                          --------
INVESTMENT COMPANY - 3.87%
----------------------------------------------------------------------------------------------------------
            UNITED STATES - 3.87%
6,414,857   SSgA Prime Money Market
            Fund............................................................................  $  6,414,857
                                                                                                 ---------
            TOTAL INVESTMENT COMPANY
            ( Cost $6,414,857 ).............................................................     6,414,857

TOTAL INVESTMENTS - 99.43%
----------------------------------------------------------------------------------------------------------
( Cost $129,745,737** )......................................................................  164,762,499

NET OTHER ASSETS AND LIABILITIES - 0.57%
----------------------------------------------------------------------------------------------------------
                                                                                                   941,254

TOTAL NET ASSETS - 100.00%
----------------------------------------------------------------------------------------------------------
                                                                                              $165,703,753
----------------------------------------------------------------------------------------------------------

   * Non-income producing.
  ** Aggregate cost for Federal tax purposes was
     $130,249,604.
 (C) Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
 ADR American Depository Receipt.
 GDR Global Depository Receipt.
 PLC Public Limited Company.



--------------------------------------------------------------------------------
70

                See accompanying Notes to Financial Statements.

INTERNATIONAL STOCK FUND PORTFOLIO OF INVESTMENTS

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets

                      % of Net Assets
                      ---------------
Banks                           14.4%
Oil, Gas & Consumable
Fuels                            8.0%
Pharmaceuticals                  6.6%
Diversified Financial
Services                         6.1%
Diversified
Telecommunication
Services                         4.7%
Net Other Assets &
Liabilities                      4.6%
Electronic Equipment &
Instruments                      3.6%
Insurance                        3.5%
Electric Utilities               3.4%
Beverages                        3.2%
Tobacco                          3.0%
Automobiles                      2.9%
Wireless
Telecommunication
Services                         2.8%
Media                            2.7%
Construction Materials           2.6%
Multiline Retail                 2.0%
Textiles, Apparel &
Luxury Goods                     2.0%
Food Products                    1.8%
Aerospace & Defense              1.6%
Air Freight & Logistics          1.5%
Household Products               1.4%
Machinery                        1.4%
Food & Staples Retailing         1.3%
Commercial Services &
Supplies                         1.3%
Real Estate Management &
Development                      1.2%

                      % of Net Assets
                      ---------------
Metals & Mining                  1.2%
Gas Utilities                    1.0%
Specialty Retail                 1.0%
Construction &
Engineering                      1.0%
Leisure Equipment &
Products                         0.8%
Communications Equipment         0.8%
Household Durables               0.7%
Road & Rail                      0.6%
Building Products                0.6%
Energy Equipment &
Services                         0.5%
Chemicals                        0.5%
Hotels, Restaurants &
Leisure                          0.4%
Health Care Equipment &
Supplies                         0.4%
Distributors                     0.4%
IT Services                      0.4%
Transportation
Infrastructure                   0.3%
Personal Products                0.3%
Semiconductors &
Semiconductor Equipment          0.3%
Industrial Conglomerates         0.2%
Office Electronics               0.2%
Paper & Forest Products          0.2%
Auto Components                  0.2%
Marine                           0.2%
Computers & Peripherals          0.1%
Electrical Equipment             0.1%
                          -----------
                               100.0%
                          -----------
                          -----------



--------------------------------------------------------------------------------
                                                                              71

                See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

-----------------------------------------------------------------------------------------
                                           CONSERVATIVE         MODERATE       AGGRESSIVE
                                             ALLOCATION       ALLOCATION       ALLOCATION
                                                FUND(1)          FUND(1)          FUND(1)
ASSETS:
Investments:
  Investments at cost
    Unaffiliated issuers                   $ 2,341,738       $ 7,795,766      $ 3,061,046
    Affiliated issuers(2)                    6,628,664        28,782,591       18,088,223
  Net unrealized appreciation
    (depreciation)
    Unaffiliated issuers                        11,276           100,348          134,655
    Affiliated issuers                         132,607           320,515          266,112
                                           ----------------------------------------------
      Total investments at value             9,114,285        36,999,220       21,550,036
Receivables:
  Fund shares sold                              94,405           543,167          284,230
  Dividends and interest                            52               122               73
Other assets                                         -                 -                -
                                           ----------------------------------------------
      Total Assets                           9,208,742        37,542,509       21,834,339
                                           ----------------------------------------------
LIABILITIES:
Payables:
  Investments purchased                         94,405           543,167          284,229
  Upon return of securities loaned                   -                 -                -
  Fund shares redeemed                               -                 -                -
  Accrued management fees                        1,440             5,487            3,331
  Accrued expenses and other payables                -                 -                -
                                           ----------------------------------------------
      Total Liabilities                         95,845           548,654          287,560
                                           ----------------------------------------------
Net assets applicable to outstanding
  capital stock                            $ 9,112,897       $36,993,855      $21,546,779
                                           ----------------------------------------------
REPRESENTED BY:
  Capital stock and additional paid-in
    capital                                $ 8,905,799       $35,803,814      $20,343,149
  Accumulated undistributed net investment
    income                                       3,407            13,612            5,564
  Accumulated net realized gain (loss) on
    investments and foreign currency
    related transactions                        59,808           755,566          797,299
  Unrealized appreciation (depreciation)
    of investments (including appreciation
    (depreciation) of foreign currency
    related transactions)                      143,883           420,863          400,767
                                           ----------------------------------------------
Total net assets - representing net assets
  applicable to outstanding capital stock  $ 9,112,897       $36,993,855      $21,546,779
                                           ----------------------------------------------
Number of Class Z Shares issued and
  outstanding                                  859,767         3,407,204        1,940,339
                                           ----------------------------------------------
Net asset value per share of outstanding
  capital stock, offering price and
  redemption price                         $     10.60       $     10.86      $     11.10
                                           ----------------------------------------------

(1) Fund commenced investment operations on June 30, 2006.

(2) See Note 10 for information on affiliated issuers.



--------------------------------------------------------------------------------
72

                See accompanying Notes to Financial Statements.

  -----------------------------------------------------------------------------------------
   MONEY MARKET           BOND    HIGH INCOME       BALANCED        LARGE CAP     LARGE CAP
           FUND           FUND           FUND           FUND       VALUE FUND   GROWTH FUND
  $ 100,483,036   $809,302,344   $172,479,364   $770,579,587   $1,064,482,189   $634,705,240
              -              -              -              -                -             -
              -     (2,228,377)     2,026,935     59,257,313      356,733,188    72,724,198
              -              -              -              -                -             -
  -----------------------------------------------------------------------------------------
    100,483,036    807,073,967    174,506,299    829,836,900    1,421,215,377   707,429,438
              -        437,604         28,810        144,226          990,674       756,263
        112,462      6,014,181      2,828,227      4,013,175        1,945,432       644,291
              -         15,533         16,442          9,888            5,503         4,264
  -----------------------------------------------------------------------------------------
    100,595,498    813,541,285    177,379,778    834,004,189    1,424,156,986   708,834,256
  -----------------------------------------------------------------------------------------
              -      5,827,630              -     14,046,719                -             -
              -    148,129,298     24,024,048     83,623,968       32,516,915    38,577,552
         98,650              -          1,475         15,049          143,973        30,301
         34,684        306,423         96,539        432,440          712,898       460,187
              -          5,326              -          5,326            5,325         5,325
  -----------------------------------------------------------------------------------------
        133,334    154,268,677     24,122,062     98,123,502       33,379,111    39,073,365
  -----------------------------------------------------------------------------------------
  $ 100,462,164   $659,272,608   $153,257,716   $735,880,687   $1,390,777,875   $669,760,891
  -----------------------------------------------------------------------------------------
  $ 100,462,164   $675,502,768   $151,194,734   $676,141,240   $1,033,412,977   $630,191,546
              -        441,747              -        269,759          364,858        65,037
              -    (14,443,530)        36,047        212,375          267,398   (33,219,890)
              -     (2,228,377)     2,026,935     59,257,313      356,732,642    72,724,198
  -----------------------------------------------------------------------------------------
  $ 100,462,164   $659,272,608   $153,257,716   $735,880,687   $1,390,777,875   $669,760,891
  -----------------------------------------------------------------------------------------
    100,462,164     65,225,103     15,080,202     39,857,973       39,583,052    31,194,844
  -----------------------------------------------------------------------------------------
  $        1.00   $      10.11   $      10.16   $      18.46   $        35.14   $     21.47
  -----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              73

                See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2006

-------------------------------------------------------------------------------------------------
                                       MID CAP        MID CAP   GLOBAL SECURITIES   INTERNATIONAL
                                    VALUE FUND    GROWTH FUND                FUND      STOCK FUND
ASSETS:
Investments:
  Investments at cost
    Unaffiliated issuers          $343,944,239   $424,777,334      $49,309,436      $129,745,737
  Net unrealized appreciation
    Unaffiliated issuers            57,691,352    22,886,495        14,645,846        35,016,762
                                  ---------------------------------------------------------------
      Total investments at value   401,635,591   447,663,829        63,955,282       164,762,499
Cash                                    21,750             3                 -                 -
Foreign currency(1)                                                    116,212           223,196
Receivables:
  Investments sold                   6,758,669     2,939,201            41,128         1,003,542
  Fund shares sold                     445,074       367,949             5,328           101,672
  Dividends and interest               648,611        57,065            59,100           312,373
Other assets                             7,482         8,072             9,108            70,421
                                  ---------------------------------------------------------------
      Total Assets                 409,517,177   451,036,119        64,186,158       166,473,703
                                  ---------------------------------------------------------------
LIABILITIES:
Payables:
  Investments purchased              6,771,339     3,104,176            60,271           566,131
  Upon return of securities
    loaned                          59,230,889    73,618,200         6,853,595                 -
  Fund shares redeemed                  15,223         1,155             1,058                 -
  Accrued management fees              287,051       268,135            45,689           164,527
  Accrued expenses and other
    payables                                 -             -             5,282            39,292
                                  ---------------------------------------------------------------
      Total Liabilities             66,304,502    76,991,666         6,965,895           769,950
                                  ---------------------------------------------------------------
Net assets applicable to
  outstanding capital stock       $343,212,675   $374,044,453      $57,220,263      $165,703,753
                                  ---------------------------------------------------------------
REPRESENTED BY:
  Capital stock and additional
    paid-in capital               $285,023,306   $348,841,995      $42,412,907      $128,810,542
  Accumulated undistributed net
    investment income (loss)           169,511             -           (60,899)         (264,923)
  Accumulated net realized gain
    on investments and foreign
    currency related
    transactions                       328,506     2,315,963           226,182         2,168,942
  Unrealized appreciation of
    investments (including
    appreciation (depreciation)
    of foreign currency related
    transactions)                   57,691,352    22,886,495        14,642,073        34,989,192
                                  ---------------------------------------------------------------
Total net assets - representing
  net assets applicable to
  outstanding capital stock       $343,212,675   $374,044,453      $57,220,263      $165,703,753
                                  ---------------------------------------------------------------
Number of Class Z Shares issued
  and outstanding                   19,562,357    63,514,480         3,983,868        12,023,652
                                  ---------------------------------------------------------------
Net asset value per share of
  outstanding capital stock,
  offering price and redemption
  price                           $      17.54   $      5.89       $     14.36      $      13.78
                                  ---------------------------------------------------------------

(1) Cost of Foreign Currency of $115,456 and $220,992 for the Global Securities and International Stock Funds, respectively.



--------------------------------------------------------------------------------
74

                See accompanying Notes to Financial Statements.

                     This page is left blank intentionally.



--------------------------------------------------------------------------------
                                                                              75

                See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2006

------------------------------------------------------------------------------------------
                                              CONSERVATIVE        MODERATE      AGGRESSIVE
                                                ALLOCATION      ALLOCATION      ALLOCATION
                                                   FUND(1)         FUND(1)         FUND(1)
INVESTMENT INCOME:
  Interest                                    $       245       $   1,255       $      906
  Dividends
    Unaffiliated issuers                           31,229          69,177           27,761
    Affiliated issuers(2)                          72,971         239,173          122,890
    Less: Foreign taxes withheld                        -               -                -
  Securities lending income                             -               -                -
                                              --------------------------------------------
    Total investment income                       104,445         309,605          151,557
                                              --------------------------------------------
EXPENSES:
Management fees                                     4,626          15,477           10,260
Trustees' fees                                          -               -                -
Audit and Tax fees                                  1,011           3,011            1,710
Compliance expense                                      -               -                -
                                              --------------------------------------------
  Total expenses                                    5,637          18,488           11,970
                                              --------------------------------------------
NET INVESTMENT INCOME                              98,808         291,117          139,587
                                              --------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on investments
  (including net realized gain (loss) on
  foreign currency related transactions)
  Unaffiliated issuers                               (423)           (397)             (83)
  Affiliated issuers(2)                              (588)         12,235           17,686
Capital gain distributions received from
  underlying funds
  Unaffiliated issuers                             37,276         117,897           57,258
  Affiliated issuers(2)                            41,442         772,976          862,115
Net change in unrealized appreciation
  (depreciation) on investments (including
  net unrealized appreciation (depreciation)
  on foreign currency related transactions)       143,883         420,863          400,767
                                              --------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                    221,590       1,323,574        1,337,743
                                              --------------------------------------------
NET INCREASE IN NET ASSETS
FROM OPERATIONS                               $   320,398       $1,614,691      $1,477,330
                                              --------------------------------------------

(1)Fund commenced investment operations on June 30, 2006.
(2)See Note 10 for information on affiliated issuers.



--------------------------------------------------------------------------------
76

                See accompanying Notes to Financial Statements.

-----------------------------------------------------------------------------------
MONEY MARKET                 HIGH INCOME      BALANCED      LARGE CAP     LARGE CAP
        FUND     BOND FUND          FUND          FUND     VALUE FUND   GROWTH FUND
$  4,408,143   $32,522,315   $11,163,446   $14,657,040   $    524,658   $   259,459
           -             -       145,253     9,430,919     31,949,819     7,497,027
           -             -             -             -              -             -
           -             -        (6,244)       (3,412)        (9,091)      (41,380)
           -       175,388        57,254        94,033         41,476        67,745
-----------------------------------------------------------------------------------
   4,408,143    32,697,703    11,359,709    24,178,580     32,506,862     7,782,851
-----------------------------------------------------------------------------------
     405,870     3,524,313     1,080,720     5,234,946      7,747,151     5,366,845
       2,380        13,699         2,823        15,234         23,684        13,893
       8,335        17,050        15,495        18,466         22,131        17,763
       2,711        28,783         3,861        31,466         44,351        29,413
-----------------------------------------------------------------------------------
     419,296     3,583,845     1,102,899     5,300,112      7,837,317     5,427,914
-----------------------------------------------------------------------------------
   3,988,847    29,113,858    10,256,810    18,878,468     24,669,545     2,354,937
-----------------------------------------------------------------------------------
          50      (888,636)      475,935    84,996,412     88,090,337    27,685,491
           -             -             -             -              -             -
           -             -             -             -              -             -
           -             -             -             -              -             -
           -    (2,671,883)    1,828,587   (33,698,320)   131,135,559    20,661,528
-----------------------------------------------------------------------------------
          50    (3,560,519)    2,304,522    51,298,092    219,225,896    48,347,019
-----------------------------------------------------------------------------------
$  3,988,897   $25,553,339   $12,561,332   $70,176,560   $243,895,441   $50,701,956
-----------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              77

                See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

--------------------------------------------------------------------------------------------------
                                 MID CAP           MID CAP               GLOBAL      INTERNATIONAL
                              VALUE FUND       GROWTH FUND      SECURITIES FUND         STOCK FUND
INVESTMENT INCOME:
  Interest                   $   217,143      $   397,551         $   46,889          $   236,465
  Dividends
    Unaffiliated issuers       6,390,098        1,924,972            998,879            3,785,402
    Less: Foreign taxes
      withheld                    (2,460)         (45,980)           (57,569)            (338,457)
  Securities lending income       98,557          111,407              7,585                    -
                             ---------------------------------------------------------------------
      Total investment
        income                 6,703,338        2,387,950            995,784            3,683,410
                             ---------------------------------------------------------------------
EXPENSES:
Management fees                3,138,963        3,194,509            477,266            1,638,213
Trustees' fees                     7,214            8,086              1,574                2,474
Audit and Tax fees                15,245           15,180              5,268               19,331
Compliance expense                10,772           13,984              1,711                3,714
                             ---------------------------------------------------------------------
  Total expenses               3,172,194        3,231,759            485,819            1,663,732
                             ---------------------------------------------------------------------
NET INVESTMENT INCOME          3,531,144         (843,809)           509,965            2,019,678
                             ---------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain on
  investments (including net
  realized gain (loss) on
  foreign currency related
  transactions)(1)
  Unaffiliated issuers        42,468,573       79,600,979          2,040,066           15,831,931
Net change in unrealized
  appreciation
  (depreciation) on
  investments (including net
  unrealized appreciation
  (depreciation) on foreign
  currency related
  transactions)(2)             2,922,456      (39,669,854)         5,518,034           11,860,875
                             ---------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS           45,391,029       39,931,125          7,558,100           27,692,806
                             ---------------------------------------------------------------------
NET INCREASE IN NET ASSETS
FROM OPERATIONS              $48,922,173      $39,087,316         $8,068,065          $29,712,484
                             ---------------------------------------------------------------------

(1) Includes foreign capital gains taxes paid of $5,175 and $860 for the Global Securities and International Stock Funds, respectively.
(2) Net of deferred foreign capital gains taxes of $5,282 and $39,292 for the Global Securities and International Stock Funds, respectively.



--------------------------------------------------------------------------------
78

                See accompanying Notes to Financial Statements.

                     This page is left blank intentionally.



--------------------------------------------------------------------------------
                                                                              79

                See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------
                                              CONSERVATIVE           MODERATE            AGGRESSIVE
                                           ALLOCATION FUND(1)   ALLOCATION FUND(1)   ALLOCATION FUND(1)
                                           ------------------   ------------------   ------------------
FOR THE YEAR OR PERIOD ENDED DECEMBER 31,         2006                 2006                 2006
OPERATIONS:
  Net investment income                        $   98,808           $   291,117          $   139,587
  Net realized gain (loss) on investments          77,707               902,711              936,976
  Net change in unrealized appreciation
    (depreciation) on investments                 143,883               420,863              400,767
                                           ------------------------------------------------------------
    Increase in net assets from operations        320,398             1,614,691            1,477,330
                                           ------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                          (113,300)             (419,100)            (273,700)
  Realized gains on investments                         -                (5,550)                   -
                                           ------------------------------------------------------------
    Change in net assets from
      distributions                              (113,300)             (424,650)            (273,700)
CLASS Z SHARE TRANSACTIONS:
  Proceeds from sale of shares                  8,937,148            36,371,376           20,307,936
  Net asset value of shares issued in
    reinvestment of distributions                 113,300               424,650              273,700
                                           ------------------------------------------------------------
                                                9,050,448            36,796,026           20,581,636
  Cost of shares repurchased                     (144,649)             (992,212)            (238,487)
                                           ------------------------------------------------------------
    Net increase (decrease) in net assets
      from capital share transactions           8,905,799            35,803,814           20,343,149
                                           ------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS         9,112,897            36,993,855           21,546,779
                                           ------------------------------------------------------------
NET ASSETS:
    Beginning of year                          $        -           $         -          $         -
                                           ------------------------------------------------------------
    End of year                                $9,112,897           $36,993,855          $21,546,779
                                           ------------------------------------------------------------
  Undistributed net investment income
    included in net assets                     $    3,407           $    13,612          $     5,564
                                           ------------------------------------------------------------
OTHER INFORMATION:
  CLASS Z CAPITAL SHARE TRANSACTIONS:
  Shares sold                                     862,835             3,461,875            1,938,411
  Shares issued in reinvestment of
    distributions                                  10,682                39,028               24,559
                                           ------------------------------------------------------------
                                                  873,517             3,500,903            1,962,970
  Shares redeemed                                 (13,750)              (93,699)             (22,631)
                                           ------------------------------------------------------------
  Net increase (decrease) in shares
    outstanding                                   859,767             3,407,204            1,940,339
                                           ------------------------------------------------------------

(1) Fund commenced investment operations on June 30, 2006.



--------------------------------------------------------------------------------
80

                See accompanying Notes to Financial Statements.

           MONEY MARKET FUND                             BOND FUND
---------------------------------------     -----------------------------------
         2006                2005                2006                2005
    ---------------------------------------------------------------------------
     $  3,988,847        $   3,569,813       $ 29,113,858        $ 24,334,130
               50                    -           (888,636)         (1,022,703)
                -                    -         (2,671,883)         (8,458,566)
    ---------------------------------------------------------------------------
        3,988,897            3,569,813         25,553,339          14,852,861
    ---------------------------------------------------------------------------
       (3,988,897)          (3,569,813)       (29,028,791)        (25,187,481)
                -                    -                  -                   -
    ---------------------------------------------------------------------------
       (3,988,897)          (3,569,813)       (29,028,791)        (25,187,481)
       80,126,027           73,648,677         67,585,994          72,846,545
        3,988,897            3,569,812         29,028,791          25,187,481
    ---------------------------------------------------------------------------
       84,114,924           77,218,489         96,614,785          98,034,026
      (78,289,668)        (111,585,478)       (57,842,531)        (37,879,319)
    ---------------------------------------------------------------------------
        5,825,256          (34,366,989)        38,772,254          60,154,707
    ---------------------------------------------------------------------------
        5,825,256          (34,366,989)        35,296,802          49,820,087
    ---------------------------------------------------------------------------
     $ 94,636,908        $ 129,003,897       $623,975,806        $574,155,719
    ---------------------------------------------------------------------------
     $100,462,164        $  94,636,908       $659,272,608        $623,975,806
    ---------------------------------------------------------------------------
     $          -        $           -       $    441,747        $    407,191
    ---------------------------------------------------------------------------
       80,126,027           73,648,677          6,587,751           6,996,067
        3,988,897            3,569,812          2,870,750           2,473,567
    ---------------------------------------------------------------------------
       84,114,924           77,218,489          9,458,501           9,469,634
      (78,289,668)        (111,585,478)        (5,612,752)         (3,620,161)
    ---------------------------------------------------------------------------
        5,825,256          (34,366,989)         3,845,749           5,849,473
    ---------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              81

                See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------
                                          HIGH INCOME FUND                 BALANCED FUND
                                    ----------------------------    ----------------------------
FOR THE YEAR ENDED DECEMBER 31,         2006            2005            2006            2005
OPERATIONS:
  Net investment income             $ 10,256,810    $  8,158,425    $ 18,878,468    $ 17,145,009
  Net realized gain (loss) on
    investments                          475,935         (55,467)     84,996,412      34,758,254
  Net change in unrealized
    appreciation (depreciation) on
    investments                        1,828,587      (4,831,959)    (33,698,320)    (21,835,267)
                                    ------------------------------------------------------------
    Increase in net assets from
      operations                      12,561,332       3,270,999      70,176,560      30,067,996
                                    ------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  FROM:
  Net investment income              (10,375,136)     (8,189,568)    (18,856,543)    (17,769,981)
  Realized gains on investments         (139,257)              -     (80,756,300)              -
                                    ------------------------------------------------------------
    Change in net assets from
      distributions                  (10,514,393)     (8,189,568)    (99,612,843)    (17,769,981)
CLASS Z SHARE TRANSACTIONS:
  Proceeds from sale of shares        16,932,242      20,027,643      12,700,806      36,861,655
  Net asset value of shares issued
    in reinvestment of
    distributions                     10,514,393       8,189,568      99,612,843      17,769,981
                                    ------------------------------------------------------------
                                      27,446,635      28,217,211     112,313,649      54,631,636
  Cost of shares repurchased         (10,267,913)     (7,584,937)   (132,297,562)    (67,484,769)
                                    ------------------------------------------------------------
    Net increase (decrease) in net
      assets from capital share
      transactions                    17,178,722      20,632,274     (19,983,913)    (12,853,133)
                                    ------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS                              19,225,661      15,713,705     (49,420,196)       (555,118)
                                    ------------------------------------------------------------
NET ASSETS:
  Beginning of year                 $134,032,055    $118,318,350    $785,300,883    $785,856,001
                                    ------------------------------------------------------------
  End of year                       $153,257,716    $134,032,055    $735,880,687    $785,300,883
                                    ------------------------------------------------------------
Undistributed net investment
  income included in net assets     $          -    $    120,993    $    269,759    $    248,343
                                    ------------------------------------------------------------
OTHER INFORMATION:
Class Z Capital Share
  transactions:
  Shares sold                          1,644,455       1,929,477         638,188       1,916,299
  Shares issued in reinvestment of
    distributions                      1,033,732         818,241       5,381,664         912,310
                                    ------------------------------------------------------------
                                       2,678,187       2,747,718       6,019,852       2,828,609
  Shares redeemed                       (991,123)       (732,661)     (6,631,908)     (3,487,864)
                                    ------------------------------------------------------------
  Net increase (decrease) in
    shares outstanding                 1,687,064       2,015,057        (612,056)       (659,255)
                                    ------------------------------------------------------------



--------------------------------------------------------------------------------
82

                See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------------
         LARGE CAP VALUE FUND                         LARGE CAP GROWTH FUND
---------------------------------------     -----------------------------------------
         2006                2005                2006                2005
    $   24,669,545      $   21,096,250       $  2,354,937        $  5,921,124
        88,090,337          47,262,731         27,685,491          77,473,653
       131,135,559          (1,814,129)        20,661,528         (66,887,523)
-------------------------------------------------------------------------------------
       243,895,441          66,544,852         50,701,956          16,507,254
-------------------------------------------------------------------------------------
       (24,606,850)        (21,292,637)        (2,423,723)         (6,310,154)
       (84,954,200)                  -                  -                   -
-------------------------------------------------------------------------------------
      (109,561,050)        (21,292,637)        (2,423,723)         (6,310,154)
        44,040,409          49,472,499         25,527,442          31,909,564
       109,561,050          21,292,637          2,423,723           6,310,154
-------------------------------------------------------------------------------------
       153,601,459          70,765,136         27,951,165          38,219,718
      (137,026,386)        (81,230,522)       (95,280,146)        (53,366,921)
-------------------------------------------------------------------------------------
        16,575,073         (10,465,386)       (67,328,981)        (15,147,203)
-------------------------------------------------------------------------------------
       150,909,464          34,786,829        (19,050,748)         (4,950,103)
-------------------------------------------------------------------------------------
    $1,239,868,411      $1,205,081,582       $688,811,639        $693,761,742
-------------------------------------------------------------------------------------
    $1,390,777,875      $1,239,868,411       $669,760,891        $688,811,639
-------------------------------------------------------------------------------------
           364,858
    $                   $      351,650       $     65,037        $    133,823
-------------------------------------------------------------------------------------
         1,273,440           1,606,506          1,254,575           1,621,706
         3,102,605             670,800            113,097             313,847
-------------------------------------------------------------------------------------
         4,376,045           2,277,306          1,367,672           1,935,553
        (4,000,830)         (2,617,285)        (4,657,943)         (2,698,813)
-------------------------------------------------------------------------------------
           375,215            (339,979)        (3,290,271)           (763,260)
-------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              83

                See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------
                                                MID CAP VALUE FUND            MID CAP GROWTH FUND
                                            ---------------------------   ---------------------------
FOR THE YEAR ENDED DECEMBER 31,                 2006           2005           2006           2005
OPERATIONS:
  Net investment income (loss)              $  3,531,144   $  1,499,736   $   (843,809)  $   (429,724)
  Net realized gain on investments            42,468,573     12,530,913     79,600,979     27,566,260
  Net change in unrealized appreciation
    (depreciation) on investments              2,922,456     10,903,068    (39,669,854)     2,972,824
                                            ---------------------------------------------------------
    Increase in net assets from operations    48,922,173     24,933,717     39,087,316     30,109,360
                                            ---------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                       (3,321,001)    (1,627,429)            --         (2,416)
  Realized gains on investments              (42,531,370)   (13,318,365)   (82,043,836)   (33,333,764)
                                            ---------------------------------------------------------
    Change in net assets from
      distributions                          (45,852,371)   (14,945,794)   (82,043,836)   (33,336,180)
CLASS Z SHARE TRANSACTIONS:
  Proceeds from sale of shares                52,353,692     45,306,662     29,731,478     30,180,099
  Net asset value of shares issued in
    reinvestment of distributions             45,852,371     14,945,794     82,043,836     33,336,180
                                            ---------------------------------------------------------
                                              98,206,063     60,252,456    111,775,314     63,516,279
  Cost of shares repurchased                 (33,341,844)   (13,021,409)   (68,695,721)   (23,041,233)
                                            ---------------------------------------------------------
    Net increase in net assets from
      capital share transactions              64,864,219     47,231,047     43,079,593     40,475,046
                                            ---------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                  67,934,021     57,218,970        123,073     37,248,226
                                            ---------------------------------------------------------
NET ASSETS:
  Beginning of year                         $275,278,654   $218,059,684   $373,921,380   $336,673,154
                                            ---------------------------------------------------------
  End of year                               $343,212,675   $275,278,654   $374,044,453   $373,921,380
                                            ---------------------------------------------------------
Undistributed net investment income
  included in net assets                    $    169,511   $     41,701   $         --   $         --
                                            ---------------------------------------------------------
OTHER INFORMATION:
Class Z Capital Share transactions:
  Shares sold                                  2,809,593      2,659,915      4,285,955      4,512,208
  Shares issued in reinvestment of
    distributions                              2,599,101        858,822     13,750,896      4,941,013
                                            ---------------------------------------------------------
                                               5,408,694      3,518,737     18,036,851      9,453,221
  Shares redeemed                             (1,758,756)      (755,653)    (9,991,053)    (3,465,269)
                                            ---------------------------------------------------------
  Net increase in shares outstanding           3,649,938      2,763,084      8,045,798      5,987,952
                                            ---------------------------------------------------------



--------------------------------------------------------------------------------
84

                See accompanying Notes to Financial Statements.

-------------------------------------------------------------------------------------
          GLOBAL SECURITIES FUND                 INTERNATIONAL STOCK FUND
    -----------------------------------     -----------------------------------
         2006                2005                2006                2005
      $   509,965         $   277,439        $  2,019,678        $  1,316,091
        2,040,066           1,825,787          15,831,931           7,102,228
        5,518,034           2,869,918          11,860,875           6,148,261
-------------------------------------------------------------------------------------
        8,068,065           4,973,144          29,712,484          14,566,580
-------------------------------------------------------------------------------------
         (618,723)           (281,616)         (2,154,721)         (1,238,822)
       (2,135,512)           (446,500)        (14,884,822)         (5,789,722)
-------------------------------------------------------------------------------------
       (2,754,235)           (728,116)        (17,039,543)         (7,028,544)
       12,174,171          10,785,227          35,254,910          26,432,320
        2,754,235             728,116          17,039,543           7,028,544
-------------------------------------------------------------------------------------
       14,928,406          11,513,343          52,294,453          33,460,864
       (5,471,633)         (3,288,184)         (7,745,333)        (10,993,782)
-------------------------------------------------------------------------------------
        9,456,773           8,225,159          44,549,120          22,467,082
-------------------------------------------------------------------------------------
       14,770,603          12,470,187          57,222,061          30,005,118
-------------------------------------------------------------------------------------
      $42,449,660         $29,979,473        $108,481,692        $ 78,476,574
-------------------------------------------------------------------------------------
      $57,220,263         $42,449,660        $165,703,753        $108,481,692
-------------------------------------------------------------------------------------
      $   (60,899)        $    44,902        $   (264,923)       $   (126,870)
-------------------------------------------------------------------------------------
          894,005             914,007           2,588,160           2,174,329
          195,806              56,585           1,238,302             564,730
-------------------------------------------------------------------------------------
        1,089,811             970,592           3,826,462           2,739,059
         (404,386)           (280,836)           (566,766)           (885,684)
-------------------------------------------------------------------------------------
          685,425             689,756           3,259,696           1,853,375
-------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                                              85

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

-------------------------------------------------------------------------------------------------------
                                                     CONSERVATIVE        MODERATE         AGGRESSIVE
                                                      ALLOCATION        ALLOCATION        ALLOCATION
                                                         FUND              FUND              FUND
                                                    ---------------   ---------------   ---------------
                                                     Inception to      Inception to      Inception to
                                                     12/31/06 (1)      12/31/06 (1)      12/31/06 (1)
NET ASSET VALUE at beginning of period                  $10.00            $ 10.00           $ 10.00
                                                    ---------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(2)                                0.23               0.20              0.15
  Net realized and unrealized gain (loss) on
    investments                                           0.51               0.79              1.10
                                                    ---------------------------------------------------
   Total from investment operations                       0.74               0.99              1.25
                                                    ---------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income               (0.14)             (0.13)            (0.15)
  Distributions from capital gains                           -              (0.00)(6)             -
                                                    ---------------------------------------------------
   Total distributions                                   (0.14)             (0.13)            (0.15)
                                                    ---------------------------------------------------
Net increase in net asset value                           0.60               0.86              1.10
                                                    ---------------------------------------------------
NET ASSET VALUE at end of period                        $10.60            $ 10.86           $ 11.10
                                                    ---------------------------------------------------
TOTAL RETURN(3)                                           7.34%(4)           9.87%(4)         12.49%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                  $9,113            $36,994           $21,547
Ratio of expenses to average net assets                   0.24%(5)           0.24%(5)          0.23%(5)
Ratio of net investment income to average net
  assets                                                  4.25%(5)           3.74%(5)          2.71%(5)
Portfolio Turnover                                          24%(4)             23%(4)            21%(4)

------------------------------------------------------------------------------------------------------------
                                                                    MONEY MARKET FUND
                                              --------------------------------------------------------------
                                                             FOR THE YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                 2006         2005         2004         2003         2002
NET ASSET VALUE at beginning of period         $   1.00     $  1.00      $   1.00     $   1.00     $   1.00
                                              --------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(2)                         0.04        0.03          0.01         0.01         0.01
  Net realized and unrealized gain on
    investments                                       -           -          0.00(6)      0.00(6)      0.00(6)
                                              --------------------------------------------------------------
   Total from investment operations                0.04        0.03          0.01         0.01         0.01
                                              --------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income        (0.04)      (0.03)        (0.01)       (0.01)       (0.01)
                                              --------------------------------------------------------------
Net increase (decrease) in net asset value            -           -             -            -            -
                                              --------------------------------------------------------------
NET ASSET VALUE at end of period               $   1.00     $  1.00      $   1.00     $   1.00     $   1.00
                                              --------------------------------------------------------------
TOTAL RETURN(3)                                    4.54%       2.78%         0.92%        0.75%        1.50%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $100,462     $94,637      $129,004     $141,376     $177,443
Ratio of expenses to average net assets            0.46%       0.46%         0.45%        0.45%        0.45%
Ratio of net investment income to average net
  assets                                           4.42%       2.73%         0.90%        0.75%        1.45%

----------------------------------
(1) Commenced investment operations June 30, 2006.
(2) Based on average shares outstanding during the year.
(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(4) Not annualized.
(5) Annualized.
(6) Amount represents less than $0.005 per share.


--------------------------------------------------------------------------------
86

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

------------------------------------------------------------------------------------------------------------
                                                                        BOND FUND
                                              --------------------------------------------------------------
                                                             FOR THE YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                 2006         2005         2004         2003         2002
NET ASSET VALUE at beginning of period         $  10.17     $  10.34     $  10.43     $  10.59     $  10.20
                                              --------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(1)                         0.47         0.42         0.42         0.46         0.54
  Net realized and unrealized gain (loss) on
    investments                                   (0.06)       (0.16)       (0.07)       (0.14)        0.32
                                              --------------------------------------------------------------
   Total from investment operations                0.41         0.26         0.35         0.32         0.86
                                              --------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income        (0.47)       (0.43)       (0.44)       (0.48)       (0.47)
                                              --------------------------------------------------------------
Net increase (decrease) in net asset value        (0.06)       (0.17)       (0.09)       (0.16)        0.39
                                              --------------------------------------------------------------
NET ASSET VALUE at end of period               $  10.11     $  10.17     $  10.34     $  10.43     $  10.59
                                              --------------------------------------------------------------
TOTAL RETURN(2)                                    4.01%        2.51%        3.36%        3.05%        8.55%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $659,273     $623,976     $574,156     $552,311     $553,494
Ratio of expenses to average net assets            0.56%        0.56%        0.55%        0.55%        0.55%
Ratio of net investment income to average net
  assets                                           4.54%        4.06%        4.02%        4.29%        5.14%
Portfolio Turnover                                   27%          51%          67%          82%          78%

-----------------------------------------------------------------------------------------------------------
                                                                    HIGH INCOME FUND
                                             --------------------------------------------------------------
                                                            FOR THE YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------------
                                                2006         2005         2004         2003         2002
NET ASSET VALUE at beginning of period        $  10.01     $  10.40     $  10.16     $  9.04      $  9.41
                                             --------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(1)                        0.74         0.68         0.74        0.72         0.71
  Net realized and unrealized gain (loss) on
    investments                                   0.16        (0.42)        0.16        0.93        (0.44)
                                             --------------------------------------------------------------
   Total from investment operations               0.90         0.26         0.90        1.65         0.27
                                             --------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income       (0.74)       (0.65)       (0.66)      (0.53)       (0.64)
  Distributions from capital gains               (0.01)          --           --          --           --
                                             --------------------------------------------------------------
   Total distributions                           (0.75)       (0.65)       (0.66)      (0.53)       (0.64)
   Net increase (decrease) in net asset
     value                                        0.15        (0.39)        0.24        1.12        (0.37)
                                             --------------------------------------------------------------
NET ASSET VALUE at end of period              $  10.16     $  10.01     $  10.40     $ 10.16      $  9.04
                                             --------------------------------------------------------------
TOTAL RETURN(2)                                   9.03%        2.51%        8.92%      18.46%        3.06%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)        $153,528     $134,032     $118,318     $88,240      $25,850
Ratio of expenses to average net assets           0.77%        0.76%        0.76%       0.75%        0.76%
Ratio of net investment income to average
  net assets                                      7.12%        6.47%        7.08%       7.29%        7.64%
Portfolio Turnover                                  64%          86%(3)        58%        45%          38%

----------------------------------
(1) Based on average shares outstanding during the year.
(2) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(3) Subadvisor change February 28, 2005.



--------------------------------------------------------------------------------
                                                                              87

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

---------------------------------------------------------------------------------------------------------
                                                                  BALANCED FUND
                                         ----------------------------------------------------------------
                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                            2006           2005         2004         2003         2002
NET ASSET VALUE at beginning of period    $  19.40       $  19.11     $  18.04     $  15.85     $  18.42
                                         ----------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(1)                    0.49           0.42         0.43         0.45         0.53
  Net realized and unrealized gain
    (loss) on investments                     1.45           0.32         1.08         2.18        (2.58)
                                         ----------------------------------------------------------------
   Total from investment operations           1.94           0.74         1.51         2.63        (2.05)
                                         ----------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Distributions from net investment
    income                                   (0.55)         (0.45)       (0.44)       (0.44)       (0.52)
  Distributions from capital gains           (2.33)             -            -            -        (0.00)(4)
                                         ----------------------------------------------------------------
   Total distributions                       (2.88)         (0.45)       (0.44)       (0.44)       (0.52)
                                         ----------------------------------------------------------------
Net increase (decrease) in net asset
  value                                      (0.94)          0.29         1.07         2.19        (2.57)
                                         ----------------------------------------------------------------
NET ASSET VALUE at end of period          $  18.46       $  19.40     $  19.11     $  18.04     $  15.85
                                         ----------------------------------------------------------------
TOTAL RETURN(2)                               9.98%(3)       3.89%        8.34%       16.82%      (11.13)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)    $735,881       $785,301     $785,856     $712,180     $592,243
Ratio of expenses to average net assets       0.71%          0.71%        0.70%        0.70%        0.70%
Ratio of net investment income to
  average net assets                          2.52%          2.18%        2.34%        2.66%        3.12%
Portfolio Turnover                              62%            52%          38%          39%          50%

---------------------------------------------------------------------------------------------------------------
                                                                  LARGE CAP VALUE FUND
                                         ----------------------------------------------------------------------
                                                            FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------
                                             2006           2005           2004           2003          2002
NET ASSET VALUE at beginning of period    $    31.62     $    30.47     $    27.52     $    22.20     $  28.73
                                         ----------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(1)                      0.65           0.54           0.46           0.40         0.35
  Net realized and unrealized gain
    (loss) on investments                       5.87           1.16           2.95           5.31        (6.53)
                                         ----------------------------------------------------------------------
   Total from investment operations             6.52           1.70           3.41           5.71        (6.18)
                                         ----------------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment
    income                                     (0.67)         (0.55)         (0.46)         (0.39)       (0.35)
  Distributions from capital gains             (2.33)             -              -              -            -
                                         ----------------------------------------------------------------------
      Total distributions                      (3.00)         (0.55)         (0.46)         (0.39)       (0.35)
                                         ----------------------------------------------------------------------
Net increase (decrease) in net asset
  value                                         3.52           1.15           2.95           5.32        (6.53)
                                         ----------------------------------------------------------------------
NET ASSET VALUE at end of period          $    35.14     $    31.62     $    30.47     $    27.52     $  22.20
                                         ----------------------------------------------------------------------
TOTAL RETURN(2)                                20.55%          5.58%         12.43%         25.89%      (21.55)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)    $1,390,778     $1,239,868     $1,205,082     $1,065,972     $764,895
Ratio of expenses to average net assets         0.61%          0.61%          0.60%          0.60%        0.60%
Ratio of net investment income to
  average net assets                            1.91%          1.74%          1.67%          1.69%        1.39%
Portfolio Turnover                                35%            28%            15%            17%          18%

----------------------------------
(1) Based on average shares outstanding during the year.
(2) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(3) In 2006, .01% of the Fund's total return consisted of a voluntary reimbursement by the Advisor for a realized investment loss. Excluding this reimbursement, the total return would have been 9.97%.
(4) Amount represents less than $0.005 per share.


--------------------------------------------------------------------------------
88

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

------------------------------------------------------------------------------------------------------------
                                                                  LARGE CAP GROWTH FUND
                                              --------------------------------------------------------------
                                                             FOR THE YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                 2006         2005         2004         2003         2002
NET ASSET VALUE at beginning of period         $  19.97     $  19.68     $  18.19     $  14.15     $  20.70
                                              --------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(1)                         0.07         0.17         0.15         0.07         0.04
  Net realized and unrealized gain (loss) on
    investments                                    1.51         0.30         1.48         4.05        (6.54)
                                              --------------------------------------------------------------
   Total from investment operations                1.58         0.47         1.63         4.12        (6.50)
                                              --------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income        (0.08)       (0.18)       (0.14)       (0.08)       (0.04)
  Distributions from capital gains                    -            -            -            -        (0.01)
                                              --------------------------------------------------------------
   Total distributions                            (0.08)       (0.18)       (0.14)       (0.08)       (0.05)
                                              --------------------------------------------------------------
Net increase (decrease) in net asset value         1.50         0.29         1.49         4.04        (6.55)
                                              --------------------------------------------------------------
NET ASSET VALUE at end of period               $  21.47     $  19.97     $  19.68     $  18.19     $  14.15
                                              --------------------------------------------------------------
TOTAL RETURN(2)                                    7.88%        2.42%        8.94%       29.13%      (31.41)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $669,761     $688,812     $693,762     $617,603     $592,512
Ratio of expenses to average net assets            0.81%        0.81%        0.80%        0.80%        0.80%
Ratio of net investment income to average net
  assets                                           0.35%        0.86%        0.82%        0.47%        0.25%
Portfolio Turnover                                   87%          73%          26%          29%          27%

------------------------------------------------------------------------------------------------------------
                                                                    MID CAP VALUE FUND
                                              --------------------------------------------------------------
                                                             FOR THE YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                 2006         2005         2004         2003         2002
NET ASSET VALUE at beginning of period         $  17.30     $  16.58     $  14.66     $  11.22     $  13.94
                                              --------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(1)                         0.20         0.11         0.18         0.07         0.07
  Net realized and unrealized gain (loss) on
    investments                                    2.74         1.61         2.14         3.43        (2.51)
                                              --------------------------------------------------------------
   Total from investment operations                2.94         1.72         2.32         3.50        (2.44)
                                              --------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income        (0.20)       (0.11)       (0.15)       (0.06)       (0.06)
  Distributions from capital gains                (2.50)       (0.89)       (0.25)           -        (0.22)
                                              --------------------------------------------------------------
   Total distributions                            (2.70)       (1.00)       (0.40)       (0.06)       (0.28)
                                              --------------------------------------------------------------
Net increase (decrease) in net asset value         0.24         0.72         1.92         3.44        (2.72)
                                              --------------------------------------------------------------
NET ASSET VALUE at end of period               $  17.54     $  17.30     $  16.58     $  14.66     $  11.22
                                              --------------------------------------------------------------
TOTAL RETURN(2)                                   16.96%       10.32%       15.86%       31.21%      (17.41)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $343,213     $275,279     $218,060     $158,698     $102,589
Ratio of expenses to average net assets            1.01%        1.01%        1.00%        1.00%        1.01%
Ratio of net investment income to average net
  assets                                           1.12%        0.62%        1.20%        0.57%        0.54%
Portfolio Turnover                                   95%          29%          25%          22%          33%

----------------------------------
(1) Based on average shares outstanding during the year.
(2) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.



--------------------------------------------------------------------------------
                                                                              89

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

----------------------------------------------------------------------------------------------------------------
                                                                     MID CAP GROWTH FUND
                                              ------------------------------------------------------------------
                                                               FOR THE YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------------------
                                                 2006         2005         2004           2003           2002
NET ASSET VALUE at beginning of period         $   6.74     $   6.80     $   6.20       $   4.67       $  6.24
                                              ------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(1)                        (0.02)       (0.01)     0.00(3)          (0.01)      0.00(3)
  Net realized and unrealized gain (loss) on
    investments                                    0.78         0.59         0.81           1.57         (1.57)
                                              ------------------------------------------------------------------
   Total from investment operations                0.76         0.58         0.81           1.56         (1.57)
                                              ------------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income            -            -        (0.00)(3)      (0.00)(3)     (0.00)(3)
  Distributions from capital gains                (1.61)       (0.64)       (0.21)         (0.03)           --
                                              ------------------------------------------------------------------
   Total distributions                            (1.61)       (0.64)       (0.21)         (0.03)        (0.00)
                                              ------------------------------------------------------------------
Net increase (decrease) in net asset value        (0.85)       (0.06)        0.60           1.53         (1.57)
                                              ------------------------------------------------------------------
NET ASSET VALUE at end of period               $   5.89     $   6.74     $   6.80       $   6.20       $  4.67
                                              ------------------------------------------------------------------
TOTAL RETURN(2)                                   11.38%        8.75%       13.41%         33.41%       (25.21)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $374,044     $373,921     $336,673       $268,929       $75,503
Ratio of expenses to average net assets            0.86%        0.86%        0.85%          0.85%         0.86%
Ratio of net investment income to average net
  assets                                          (0.22)%      (0.13)%       0.04%         (0.19)%        0.03%
Portfolio Turnover                                  204%          88%          77%           118%          157%

------------------------------------------------------------------------------------------------------------
                                                                  GLOBAL SECURITIES FUND
                                              --------------------------------------------------------------
                                                             FOR THE YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                 2006         2005         2004         2003         2002
NET ASSET VALUE at beginning of period         $ 12.87      $ 11.49      $  9.72      $  6.94      $  8.91
                                              --------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(1)                        0.14         0.09         0.06         0.05         0.04
  Net realized and unrealized gain (loss) on
    investments                                   2.07         1.52         1.73         2.80        (1.98)
                                              --------------------------------------------------------------
   Total from investment operations               2.21         1.61         1.79         2.85        (1.94)
                                              --------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income       (0.16)       (0.09)       (0.02)       (0.07)       (0.03)
  Distributions from capital gains               (0.56)       (0.14)           -            -            -
                                              --------------------------------------------------------------
   Total distributions                           (0.72)       (0.23)       (0.02)       (0.07)       (0.03)
                                              --------------------------------------------------------------
Net increase (decrease) in net asset value        1.49         1.38         1.77         2.78        (1.97)
                                              --------------------------------------------------------------
NET ASSET VALUE at end of period               $ 14.36      $ 12.87      $ 11.49      $  9.72      $  6.94
                                              --------------------------------------------------------------
TOTAL RETURN(2)                                  17.38%       13.97%       18.42%       41.24%      (21.77)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $57,220      $42,450      $29,979      $18,091      $10,174
Ratio of expenses to average net assets           0.97%        0.97%        0.96%        0.96%        0.96%
Ratio of net investment income to average net
  assets                                          1.01%        0.80%        0.60%        0.66%        0.55%
Portfolio Turnover                                  21%          27%          18%          35%          37%

----------------------------------
(1) Based on average shares outstanding during the year.
(2) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.
(3) Amount represents less than $0.005 per share.


--------------------------------------------------------------------------------
90

                See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING

------------------------------------------------------------------------------------------------------------
                                                                 INTERNATIONAL STOCK FUND
                                              --------------------------------------------------------------
                                                             FOR THE YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------------
                                                 2006         2005         2004         2003         2002
NET ASSET VALUE at beginning of period         $  12.38     $  11.36     $  9.54      $  7.19      $  7.89
                                              --------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(1)                         0.19         0.17        0.12         0.11         0.09
  Net realized and unrealized gain (loss) on
    investments                                    2.78         1.71        1.84         2.30        (0.72)
                                              --------------------------------------------------------------
   Total from investment operations                2.97         1.88        1.96         2.41        (0.63)
                                              --------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net investment income        (0.20)       (0.15)      (0.14)       (0.05)       (0.07)
  Distributions from capital gains                (1.37)       (0.71)          -            -            -
  Return of Capital                                   -            -           -        (0.01)           -
                                              --------------------------------------------------------------
   Total distributions                            (1.57)       (0.86)      (0.14)       (0.06)       (0.07)
                                              --------------------------------------------------------------
Net increase (decrease) in net asset value         1.40         1.02        1.82         2.35        (0.70)
                                              --------------------------------------------------------------
NET ASSET VALUE at end of period               $  13.78     $  12.38     $ 11.36      $  9.54      $  7.19
                                              --------------------------------------------------------------
TOTAL RETURN(2)                                   24.19%       16.53%      20.48%       33.61%       (7.98)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)         $165,704     $108,482     $78,477      $56,606      $19,959
Ratio of expenses to average net assets            1.22%        1.21%       1.21%        1.21%        1.21%
Ratio of net investment income to average net
  assets                                           1.48%        1.47%       1.16%        1.38%        1.15%
Portfolio Turnover                                   62%          52%         46%          33%          38%

----------------------------------
(1) Based on average shares outstanding during the year.
(2) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.



--------------------------------------------------------------------------------
                                                                              91

                See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE FUND

The Ultra Series Fund (the "Fund"), a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end management investment company. The Fund is a series fund with 13 investment portfolios (the "funds"), each with different investment objectives and policies. The funds currently available are the Money Market Fund, Bond Fund, High Income Fund, Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Global Securities, International Stock Fund (collectively, the "Core Funds"), and the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the "Allocation Funds"). The Allocation Funds commenced operations on June 30, 2006. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. As of the date of this report, the trustees have authorized the issuance of one class of shares of the funds designated as Class Z. Class Z shares are offered to separate accounts (the "Accounts") of CUNA Mutual Life Insurance Company and to qualified pension and retirement plans of CUNA Mutual Life Insurance Company or its affiliates ("CUNA Mutual Group"). The Fund may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Fund does not offer shares directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

PORTFOLIO VALUATION: Securities and other investments are valued as follows:
Equity securities and exchange-traded funds listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price). If no sale occurs, (a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Fund or on the basis of dealer-supplied quotations. Investments in shares of open-ended mutual funds, including money market funds, are valued at their daily net asset value (NAV) which is calculated as of 3:00 p.m. Central Time on each day on which the New York Stock Exchange is open for business. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Since the assets of each Allocation Fund consist primarily of shares of the underlying funds, the NAV of each Allocation Fund is determined based on the NAV's of the underlying funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis.

Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange on which the contracts are primarily traded. The Investment Adviser's Securities Valuation Committee ("the Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts.

The value of all assets and liabilities denominated in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate.

All other securities for which either quotations are not readily available, no other sales have occurred, or do not in the Investment Adviser's opinion, reflect the current market value are appraised at their fair values as determined in good faith by the Investment Adviser and under the general supervision of the Board of Trustees. Because each Allocation Fund will only invest in underlying funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will

--------------------------------------------------------------------------------
92

NOTES TO FINANCIAL STATEMENTS

need to "fair" value any of the investments of the Allocation Funds. However, an underlying fund may need to "fair" value one or more of its investments.

A fund's investments (or underlying fund) will be valued at fair value if in the judgment of the Committee an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated at 3:00 p.m. Central Time.

Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: index options and futures traded subsequent to the close; depository receipts; currency spot or forward markets that trade after pricing or foreign exchange; other derivative securities traded after the close such as WEBs and SPDRs. The Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on ex-dividend date. Amortization and accretion are recorded on the effective yield method.

FEDERAL INCOME TAXES: It is each fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 applicable to regulated investment companies and to distribute substantially all its taxable income to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

EXPENSES: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets.

REPURCHASE AGREEMENTS: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. As of December 31, 2006, none of the funds have open repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that the repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights.

FOREIGN CURRENCY TRANSACTIONS: The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Mid Cap Growth, Global Securities and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which are due to changes in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Core Funds, except the Money Market Fund, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds' net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Realized and unrealized gains and losses are included in the Statements of Operations. For the year ended December 31, 2006, none of the funds had open forward foreign currency exchange contracts.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid high grade debt securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

FUTURES CONTRACTS: The Core Funds, except the Money Market Fund, may purchase and sell futures contracts and purchase and write options on futures contracts. The funds will engage in futures contracts or related options transactions to hedge certain market positions. Upon entering into a futures contract, the fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the fund each day, depending on the daily fluctuations in the fair value of the futures contract. When a fund enters into a futures contract, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. The fund recognizes a gain or loss equal to the daily change in the value of the futures contracts. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. As of December 31, 2006, none of the funds have open futures contracts.

DELAYED DELIVERY SECURITIES: The Core Funds may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often more than a month or more after the purchase. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates in cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. For the year ended December 31, 2006, the Bond and Balanced Funds entered into such transactions, the market values of which are identified in each fund's Portfolio of Investments.

RECLASSIFICATION ADJUSTMENTS: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds. Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, and distributions from real estate investment trusts and passive foreign investment companies.

NEW ACCOUNTING PRONOUNCEMENTS: In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The funds are required to adopt FIN 48 on June 29, 2007, and is to be applied to all open tax years as of the date of effectiveness. FASB also issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands financial statement disclosures about fair value measurements. Management is currently evaluating the application of FIN 48 and FAS 157 to the funds, and is not in a position at this time to estimate the significance of their impacts, if any, on the funds' financial statements.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

The Fund has entered into a Management Agreement with MEMBERS Capital Advisors, Inc. ("MCA"), an affiliated company, whereby MCA provides or has arranged to provide directly or through third parties, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services to the funds. MCA has entered into subadvisory

--------------------------------------------------------------------------------
94

NOTES TO FINANCIAL STATEMENTS

agreements with certain subadvisers ("Subadvisers") for the management of the investments of the High Income Fund, Mid Cap Growth Fund, Global Securities Fund, International Stock Fund and a portion of the Mid Cap Value Fund.

For services under the Management Agreement, MCA is entitled to receive a management fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: .45% for the Money Market Fund, .55% for the Bond Fund, .75% for the High Income Fund, .70% for the Balanced Fund, .60% for the Large Cap Value Fund, .80% for the Large Cap Growth Fund, 1.00% for the Mid Cap Value Fund, .85% for the Mid Cap Growth Fund, ..95% for the Global Securities Fund, 1.20% for the International Stock Fund, and ..20% for the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund.

MCA is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for the funds are Shenkman Capital Management, Inc. for the High Income Fund, Wellington Management Company, LLP for a portion of the Mid Cap Value Fund and the entire Mid Cap Growth Fund, Oppenheimer Funds, Inc. for the Global Securities Fund and Lazard Asset Management LLC for the International Stock Fund. MCA manages the other portion of the Mid Cap Value Fund, Bond Fund, Balanced Fund, Large Cap Growth Fund, Large Cap Value Fund, and the Money Market Fund.

MCA reimbursed the Balanced Fund during the current period for realized losses resulting from a trading error in the amount of $8,273 or .0002 per share based upon the Fund's shares outstanding as of December 31, 2006. This amount is disclosed in the realized gain on investments section in the Statement of Operations.

In addition to the management fee, the Fund is responsible for fees of the disinterested trustees, brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments, costs of borrowing money, expenses for independent audits, tax, compliance and extraordinary expenses as approved by a majority of the disinterested trustees.

Unaffiliated trustees receive from the Fund an attendance fee for each Board or committee meeting attended, with an additional remuneration paid to the Board of Trustees' chairman and audit committee chair.

All shares are distributed through CUNA Brokerage Service, Inc. ("CUNA Brokerage"), an affiliated company, pursuant to a distribution agreement between the Trust and CUNA Brokerage. CUNA Brokerage's principal place of business is located at 5910 Mineral Point Road, Madison, WI 53705.

The Fund has entered into an agreement with CUNA Mutual Life Insurance Company setting forth the terms and conditions pursuant to which the Accounts purchase and redeem shares of the funds. Investments in the Fund by the Accounts are made through either variable annuity or variable life insurance contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts, and the assets of each subaccount are invested (without sales or redemption charges) in shares of the fund corresponding to that subaccount. Fund shares are sold and redeemed at a price equal to the shares' net asset value. The assets of each fund are held separate from the assets of the other funds.

4. DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to the Money Market Fund, dividends from net investment income and net realized gains are declared and reinvested daily in additional full and fractional shares of the Money Market Fund. The Bond Fund, High Income Fund, Balanced Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Global Securities Fund, International Stock Fund, and the Allocation Funds declare and reinvest dividends from net investment income annually in additional full and fractional shares of the respective funds. Distributions from net realized gains from investment transactions, if any, are distributed and reinvested to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

5. SECURITIES TRANSACTIONS

For the year ended December 31, 2006, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                       U.S. GOVERNMENT SECURITIES   OTHER INVESTMENT SECURITIES
                                       --------------------------   ---------------------------
FUND                                    PURCHASES        SALES       PURCHASES        SALES
----                                   ------------   -----------   ------------   ------------
Conservative Allocation(1)             $    --        $   --        $  8,702,464   $    985,081
Moderate Allocation(1)                      --            --          36,936,574      3,423,227
Aggressive Allocation(1)                    --            --          22,199,938      2,151,355
Bond                                    107,115,139    80,492,435     79,980,724     82,247,187
High Income                                 --            --         107,551,142     87,968,951
Balanced                                109,240,522    38,900,077    343,005,817    521,475,473
Large Cap Value                             --            --         447,519,702    486,840,230
Large Cap Growth                            --            --         575,596,223    635,835,160
Mid Cap Value                               --            --         328,623,392    295,027,852
Mid Cap Growth                              --            --         752,494,044    787,774,695
Global Securities                           --            --          18,728,844     10,518,580
International Stock                         --            --         108,572,545     82,619,494

---------------

(1) Commenced investment operations on June 30, 2006.

6. FOREIGN SECURITIES

The Core Funds may invest in foreign securities, although only the Mid Cap Growth Fund, Global Securities Fund, and International Stock Fund anticipate having significant investments in such securities, and the Money Market Fund is limited to U.S. dollar-denominated foreign money market securities. Foreign securities refer to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., (2) issued by foreign governments or their agencies or instrumentalities, (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency. Foreign securities include American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), Swedish Depository Receipts ("SDRs") and foreign money market securities. Dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain funds have reclaim receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in Other Assets on the Statement of Assets and Liabilities. On a periodic basis, these receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

7. SECURITIES LENDING

The Core Funds, except the Money Market Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to 102% of the value of the securities, which is determined on a daily basis. At December 31, 2006, cash collateral received for funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. Additionally, the Bond, Balanced, and High Income Funds received non-cash collateral, which they are not permitted to sell or repledge, in the amounts of $2,635,518, $16,499,436, and $451,000 respectively. The value of all cash collateral is included within the Portfolio of Investments with an offsetting liability, payable upon return of securities loaned, reflected on the Statements of Assets and Liabilities.

--------------------------------------------------------------------------------
96

NOTES TO FINANCIAL STATEMENTS

Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statements of Operations. The value of securities on loan at December 31, 2006 is as follows:

FUND                                                           VALUE OF SECURITIES ON LOAN
----                                                           ---------------------------
Bond                                                                  $147,726,271
High Income                                                             23,960,525
Balanced                                                                98,068,286
Large Cap Value                                                         31,811,991
Large Cap Growth                                                        37,697,163
Mid Cap Value                                                           57,837,175
Mid Cap Growth                                                          71,961,916
Global Securities                                                        6,676,730

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

8. TAX INFORMATION

The tax character of distributions paid during the years ended December 31, 2006 and 2005 was as follows:

                                              ORDINARY INCOME         LONG-TERM CAPITAL GAINS
                                         -------------------------   -------------------------
FUND                                        2006          2005          2006          2005
----                                     -----------   -----------   -----------   -----------
Conservative Allocation(1)               $   113,300   $   --        $   --        $   --
Moderate Allocation(1)                       424,650       --            --            --
Aggressive Allocation(1)                     273,700       --            --            --
Money Market                               3,988,897     3,569,813       --            --
Bond                                      29,028,791    25,187,481       --            --
High Income                               10,449,508     8,189,568        64,885       --
Balanced                                  20,700,943    17,769,981    78,911,900       --
Large Cap Value                           26,081,950    21,292,637    83,479,100       --
Large Cap Growth                           2,423,723     6,310,154       --            --
Mid Cap Value                              9,697,921     4,471,729    36,154,450    10,474,065
Mid Cap Growth                            28,759,017     4,177,886    53,284,819    29,158,294
Global Securities                            808,423       281,616     1,945,812       446,500
International Stock                        4,893,103     1,689,222    12,146,440     5,339,322

---------------

(1) Commenced investment operations on June 30, 2006.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

FUND                                            ORDINARY INCOME      LONG-TERM CAPITAL GAINS
----                                            ---------------      -----------------------
Conservative Allocation(1)                        $    4,335               $   60,819
Moderate Allocation(1)                                24,007                  749,278
Aggressive Allocation(1)                              26,381                  779,696
Money Market                                            -                       -
Bond                                                 441,747                    -
High Income                                             -                      66,885
Balanced                                             296,629                  437,027
Large Cap Value                                      379,665                  555,304
Large Cap Growth                                      65,037                    -
Mid Cap Value                                        349,620                  377,694
Mid Cap Growth                                     2,514,375                2,716,684
Global Securities                                     91,022                  570,230
International Stock                                1,503,388                  925,172

(1) Commenced investment operations on June 30, 2006.

For federal income tax purposes, the funds listed below have capital loss carryovers as of December 31, 2006, which are available to offset future capital gains, if any:

                                                          CARRYOVER EXPIRING IN:
                       2007          2008      2009      2010         2011          2012         2013        2014
                       ----          ----      ----      ----         ----          ----         ----        ----
Bond                   $235,991   $7,577,224   $-     $1,857,702   $   104,606   $1,560,242   $1,445,891   $816,322
Large Cap Growth          -           -         -         -         31,762,903       -            -           -

The High Income, Balanced, Large Cap Value and Large Cap Growth Funds, utilized $275,264, $2,061,005, $2,762,950 and $29,127,421, respectively, of prior capital loss carryovers during the year ended December 31, 2006.

After October 31, 2006, the following funds had capital and currency losses in the following amounts:

                                                               POST-OCTOBER CURRENCY LOSSES
                                                               ----------------------------
Global Securities                                                        $ 4,112
International Stock                                                       23,001

For federal income tax purposes, these amounts are deferred and deemed to have occurred in the next fiscal year.

At December 31, 2006, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

FUND                                          APPRECIATION      DEPRECIATION          NET
----                                          ------------      ------------          ---
Conservative Allocation(1)                    $   149,474       $    (7,530)      $   141,944
Moderate Allocation(1)                            800,184          (383,428)          416,756
Aggressive Allocation(1)                          750,388          (352,835)          397,553
Bond                                            4,960,910        (8,034,839)       (3,073,929)
High Income                                     2,903,767          (907,670)        1,996,097
Balanced                                       64,366,856        (5,361,065)       59,005,791
Large Cap Value                               364,251,409        (7,820,934)      356,430,475
Large Cap Growth                               92,157,448       (20,890,237)       71,267,211
Mid Cap Value                                  59,956,410        (2,494,355)       57,462,055
Mid Cap Growth                                 32,787,540       (12,816,141)       19,971,399
Global Securities                              14,747,900          (593,911)       14,153,989
International Stock                            35,996,623        (1,483,728)       34,512,895

(1) Commenced investment operations on June 30, 2006.

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses.

--------------------------------------------------------------------------------
98

NOTES TO FINANCIAL STATEMENTS

9. CONCENTRATION OF RISK

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and financial statement volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The High Income Fund, Mid Cap Growth Fund, International Stock Fund, and the Global Securities Fund enter into these contracts primarily to protect these funds from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its assets in high yield securities.

The Allocation Funds are fund of funds, meaning that they invest primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, each fund's investment performance and it's ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests; and the underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that fund. Accordingly, the Allocation Funds are subject to the risks of the underlying funds in direct proportion to the allocation of it's assets among the underlying funds.

Additionally, the Allocation Funds are subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.

10. AFFILIATED COMPANY TRANSACTIONS

The Allocation Funds invest in underlying funds, of which certain underlying funds (the "affiliated underlying funds"), may be deemed to be under common control because of the same Board of Trustees. A summary of the transactions with each affiliated underlying fund during the year ended December 31, 2006 follows:

                        BALANCE OF                           BALANCE OF
                          SHARES                             SHARES HELD
                         HELD AT       GROSS       GROSS         AT          VALUE AT      REALIZED     DISTRIBUTIONS
FUND/UNDERLYING FUND    12/31/2005   ADDITIONS     SALES     12/31/2006     12/31/2006    GAIN (LOSS)    RECEIVED(3)
--------------------    ----------   ---------     -----     ----------     ----------    -----------    -----------
CONSERVATIVE ALLOCATION FUND(1)
MEMBERS Bond Fund
 Class Y                    --         307,965      33,196      274,769    $ 2,706,471     $    503      $    33,017
MEMBERS Cash Reserves
 Fund Class Y               --       1,117,525      38,639    1,078,886      1,078,886       --               12,851
MEMBERS High Income
 Fund Class Y               --          61,276       3,712       57,564        427,124           13           10,018
MEMBERS International
 Stock Fund Class Y         --          34,052       3,173       30,879        461,337         (446)          45,856

(1) Commenced investment operations on June 30, 2006.
(2) Non-income producing.
(3) Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                        BALANCE OF                           BALANCE OF
                          SHARES                             SHARES HELD
                         HELD AT       GROSS       GROSS         AT          VALUE AT      REALIZED     DISTRIBUTIONS
FUND/UNDERLYING FUND    12/31/2005   ADDITIONS     SALES     12/31/2006     12/31/2006    GAIN (LOSS)    RECEIVED(3)
--------------------    ----------   ---------     -----     ----------     ----------    -----------    -----------
MEMBERS Large Cap
 Growth Fund Class
 Y(2)                       --          71,763       5,916       65,847        985,729         (367)         --
MEMBERS Large Cap
 Value Fund Class Y         --          58,430       9,272       49,158        781,126          306           12,671
MEMBERS Mid Cap Growth
 Fund Class Y(2)            --          57,276       8,029       49,247        320,598         (572)         --
MEMBERS Mid Cap Value
 Fund Class Y               --           1,181       1,181       --            --               (25)         --
---------------------------------------------------------------------------------------------------------------------
TOTALS                                                                     $ 6,761,271     $   (588)     $   114,413
MODERATE ALLOCATION FUND(1)
MEMBERS Bond Fund
 Class Y                    --         449,178      70,085      379,093    $ 3,734,070     $  1,476      $    37,281
MEMBERS Cash Reserves
 Fund Class Y               --       1,931,759      67,456    1,864,303      1,864,303       --               18,140
MEMBERS High Income
 Fund Class Y               --         353,230      12,290      340,940      2,529,775          115           51,079
MEMBERS International
 Stock Fund Class Y         --         343,858      23,110      320,748      4,791,982         (578)         446,158
MEMBERS Large Cap
 Growth Fund Class
 Y(2)                       --         405,630      19,895      385,735      5,774,456          231          --
MEMBERS Large Cap
 Value Fund Class Y         --         294,241      26,959      267,282      4,247,114        1,220           67,977
MEMBERS Mid Cap Growth
 Fund Class Y(2)            --         710,083     119,094      590,989      3,847,340        5,951          --
MEMBERS Mid Cap Value
 Fund Class Y               --         218,094      40,499      177,595      2,314,064        3,820          391,514
---------------------------------------------------------------------------------------------------------------------
TOTALS                                                                     $29,103,104     $ 12,235      $ 1,012,149
AGGRESSIVE ALLOCATION FUND(1)
MEMBERS International
 Stock Fund Class Y         --         370,512      17,804      352,708    $ 5,269,463     $ (1,664)     $   503,788
MEMBERS Large Cap
 Growth Fund Class
 Y(2)                       --         302,561      12,451      290,110      4,342,944         (459)         --
MEMBERS Large Cap
 Value Fund Class Y         --         207,139       9,370      197,769      3,142,556          (33)          51,151
MEMBERS Mid Cap Growth
 Fund Class Y(2)            --         601,341     121,295      480,046      3,125,098       10,367          --
MEMBERS Mid Cap Value
 Fund Class Y               --         239,346      49,455      189,891      2,474,274        9,475          430,066
---------------------------------------------------------------------------------------------------------------------
TOTALS                                                                     $18,354,335     $ 17,686      $   985,005

(1) Commenced investment operations on June 30, 2006.
(2) Non-income producing.
(3) Distributions received includes distributions from net investment income and from capital gains from the underlying funds.

--------------------------------------------------------------------------------
100

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Ultra Series Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Ultra Series Fund comprising Money Market Fund, Bond Fund, Balanced Fund, High Income Fund, Large Cap Value Fund (formerly Growth and Income Fund), Large Cap Growth Fund (formerly Capital Appreciation
Fund), Mid Cap Value Fund (formerly Mid-Cap Fund), Mid Cap Growth (formerly Multi-Cap Growth Fund), International Stock Fund, Global Securities Fund, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the "Funds") as of December 31, 2006 and the related statements of operations for the respective period then ended. We have audited the statements of changes in net assets for each of the two years in the period then ended December 31, 2006 and the financial highlights for each of the three years in the period ended December 31, 2006 for the Money Market Fund, Bond Fund, Balanced Fund, High Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth, International Stock Fund, and Global Securities Fund. We have audited the statement of changes in net assets and financial highlights for the period ended December 31, 2006 for the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial highlights for the periods ended prior to December 31, 2004 were audited by other auditors whose report, dated February 13, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Money Market Fund, Bond Fund, Balanced Fund, High Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth, International Stock Fund, Global Securities Fund, Conservative Allocation Fund, Moderate Allocation Fund, and Aggressive Allocation Fund as of December 31, 2006, and the results of their operations, changes in their net assets and financial highlights for the indicated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
February 16, 2007

--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the funds, you pay no transaction costs, but do incur ongoing costs which include management fees; disinterested trustees fees; brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; costs of borrowing money; expenses for independent audits, taxes, and extraordinary expenses as approved by a majority of the disinterested trustees. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire year period ended December 31, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled "Actual" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

                                                           ACTUAL                HYPOTHETICAL
                                                    --------------------     --------------------
                                                                EXPENSES                 EXPENSES
                            BEGINNING   ANNUAL       ENDING       PAID        ENDING       PAID
                             ACCOUNT    EXPENSE      ACCOUNT     DURING       ACCOUNT     DURING
FUND                          VALUE      RATIO        VALUE     PERIOD*        VALUE     PERIOD*
----                          -----      -----        -----     -------        -----     -------
Conservative Allocation(1)   $1,000      0.24%      $1,073.40    $1.25       $1,024.00    $1.22
Moderate Allocation(1)        1,000      0.24        1,098.70     1.27        1,024.00     1.22
Aggressive Allocation(1)      1,000      0.23        1,124.90     1.23        1,024.05     1.17
Money Market                  1,000      0.46        1,024.70     2.35        1,022.89     2.35
Bond                          1,000      0.56        1,048.20     2.89        1,022.38     2.85
High Income                   1,000      0.77        1,072.10     4.02        1,021.32     3.92
Balanced                      1,000      0.71        1,098.10     3.75        1,021.63     3.62
Large Cap Value               1,000      0.61        1,149.90     3.31        1,022.13     3.11
Large Cap Growth              1,000      0.81        1,092.90     4.27        1,021.12     4.13
Mid Cap Value                 1,000      1.01        1,103.50     5.35        1,020.11     5.14
Mid Cap Growth                1,000      0.86        1,114.50     4.58        1,020.87     4.38
Global Securities             1,000      0.97        1,133.00     5.22        1,020.32     4.94
International Stock           1,000      1.22        1,145.40     6.65        1,019.06     6.26

(1)Commenced investment operations on June 30, 2006.

* Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year (184) divided by 365 to reflect the one-half year period.

PLEASE NOTE THAT THE EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT YOUR ONGOING COSTS OF THE FUNDS AND DO NOT REFLECT ANY SEPARATE ACCOUNT FEES, CHARGES, OR EXPENSES IMPOSED BY THE VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS, OR RETIREMENT AND PENSION PLANS THAT USE THE FUNDS. IF THESE FEES, CHARGES OR EXPENSES WERE INCLUDED, YOUR COSTS WOULD HAVE BEEN HIGHER. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds.

--------------------------------------------------------------------------------
102

OTHER INFORMATION (UNAUDITED)

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders at no cost on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by the Fund to vote proxies related to portfolio securities is available to shareholders at no cost on the SEC's website at www.sec.gov or by calling CUNA Mutual Life Insurance Company at 1-800-798-5500. The proxy voting records for the Fund for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC's website at www.sec.gov.

BOARD OF TRUSTEES' APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Under the Investment Company Act, each fund's investment advisory agreement, and any subadvisory agreement, must be approved at least annually by the Fund's board of trustees, including a majority of the trustees who are not "interested persons" under the Act.

The board of trustees of Ultra Series Fund's portfolios (the "Funds") reviews the performance of the Funds and their investment adviser and subadvisers at each regular board meeting. At these meetings, the board also receives updates concerning the investment strategies being pursued by the Funds, changes in the Funds' investment processes and portfolio management personnel, the expenses incurred by the Funds, and various other matters which may impact the Funds' performance and that of their investment adviser and subadvisers.

In addition, the board of trustees considers the formal approval of the Funds' investment advisory and subadvisory agreements at an in-person meeting held near the end of each year. The most recent such meeting was held November 30, 2006. The agreements which the trustees considered at this meeting pertained to 13 Funds. Three of these Funds are so-called "funds-of-funds" which invest in other mutual funds, including affiliated and unaffiliated funds. These three Funds (the "Funds-of-Funds") commenced operations on June 30, 2006.

Before the November 30 meeting, the board of trustees asked the Funds' investment adviser and subadvisers to provide written information addressing factors to be considered by the trustees in deciding whether or not to approve the agreements. In addition, counsel to the independent trustees provided the trustees with a memorandum reviewing their duties under the Investment Company Act and state law with respect to approval of the agreements. Before the November 30 meeting, the trustees and counsel also asked the adviser and subadvisers to expand upon certain of the written information they had provided, and they held a conference call with representatives of the adviser to discuss the information provided.

At the November 30 meeting, representatives of the investment adviser reviewed the written information it had provided and responded to further questions from trustees concerning this information and related matters. In addition, at this meeting representatives of each subadviser made presentations and responded to follow-up questions from trustees. After these presentations and discussions, the board of trustees unanimously approved the investment advisory agreement and each subadvisory agreement. In determining to approve these agreements, the board of trustees considered the following factors and reached the following conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISER AND
SUBADVISERS: The trustees received and considered a variety of information pertaining to the nature, extent and quality of the services provided and proposed to be provided by the investment adviser and subadvisers. This information included professional qualifications and experience of the portfolio management teams for each Fund; the portfolio management processes utilized by these teams; the organization, resources and research capabilities of the investment management companies of which these teams are a part; and the investment adviser's and subadvisers' compliance, regulatory and litigation experience, their portfolio transaction execution policies and practices, and their policies and procedures for allocating transactions among accounts. In the course of this review, the board of trustees noted that the investment adviser retained a new Chief Investment Officer ("CIO") in September 2005, and the board considered enhancements to the adviser's investment processes and personnel which the new CIO has implemented since then. After reviewing this information and discussing it with representatives of the investment adviser and subadvisers, the board of trustees concluded that it was generally satisfied with the nature, extent and quality of the services

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                                                                             103

OTHER INFORMATION (UNAUDITED)

provided and to be provided by the investment adviser and subadvisers and that these services compare satisfactorily to those provided by others in the industry.

INVESTMENT PERFORMANCE OF THE FUNDS AND THEIR INVESTMENT ADVISER AND
SUBADVISERS: As noted above, the Funds' board of trustees reviews the performance of the Funds and their investment adviser and subadvisers at each regular board meeting held throughout the year. In addition, at the board's November 30 meeting, the trustees reviewed the performance of the Funds compared to (i) the performance of such Funds' respective unmanaged benchmarks, which also are used for comparative purposes in the Funds' annual and semi-annual reports to shareholders, and (ii) the performance of the funds which Morningstar places in the same "style boxes" as are indicated by the respective Funds' names ("peer funds"). Morningstar, Inc., an investment research and reporting company, compiles and analyzes stock, mutual fund and variable annuity data, including performance ratings and rankings.

In the case of the ten Core Funds (i.e., the Funds other than the Funds-of-Funds), the trustees also considered written discussions which the investment adviser and, in the case of the subadvised Funds, the subadviser provided to them regarding the major elements of each Fund's investment strategy which contributed positively or negatively to the Fund's performance during the preceding year, as well as the steps which have been or will be taken in order to improve performance where appropriate. In the case of the investment adviser, these steps included the enhancements, noted above, which the adviser's CIO has implemented. Because the Funds-of-Funds had only four months of performance history, the trustees did not request written discussions concerning them.

Among other things, the trustees noted that five of the ten Core Funds outperformed their Morningstar peer group medians on a trailing 12-month basis as of October 31, 2006, and that an additional three Funds ranked in the middle third of their Morningstar peer groups for this period. Of the remaining two Funds, each ranked near the middle third of its Morningstar peer group on a trailing three-year basis as of October 31, 2006. With respect to one of these Funds (Balanced Fund), the trustees noted that a new portfolio manager for equities was named during the past year and that the Fund's relative performance for the three-month period ended October 31, 2006 showed improvement. The trustees also noted that the investment adviser intends to transform this Fund into a diversified income fund during the coming year. With respect to another Fund (High Income Fund), the trustees noted the subadviser's explanation that it generally avoids investing in the lowest tier of high-yield or "junk" bonds, which holds back the Fund's relative performance in some market environments.

Although the Funds-of-Funds had only a limited performance history, the trustees noted that all three of them outperformed their Morningstar peer group medians for the three-month period ended October 31, 2006.

Based on the foregoing reviews, the trustees concluded that they were comfortable with the Funds' performance or with the steps which the investment adviser is taking to improve their performance or to change their focus.

COST OF SERVICES PROVIDED AND PROFITABILITY: At the November 30 meeting, the trustees reviewed a written presentation by the Funds' investment adviser setting forth, on a fund-by-fund basis, the adviser's revenues, expenses, and pre-tax profitability under its investment advisory agreements with the Funds which have been in existence for more than a year (i.e., excluding the Funds-of-Funds). The trustees also reviewed the methodology which the adviser used to allocate revenues and expenses for purposes of this presentation. In the course of their review, the trustees noted that the pre-tax margins reported by the adviser appeared reasonable and were substantially lower than the margins which have been upheld in reported judicial decisions concerning investment advisory fees. They also noted that this year's margins were lower than last year's, which the adviser attributed to its increased expenditures for portfolio management personnel and tools.

The trustees also considered how each Fund's total expense ratio compares to those of the other funds in its Morningstar peer group. Because the Funds are so-called "unitary fee" funds which pay a single fee which covers both investment advisory and most other administrative services, the trustees did not consider comparative Morningstar data pertaining to investment advisory fees standing alone. The trustees noted that seven of the ten Core Funds' total expense ratios ranked in the first or second quintiles of their Morningstar peer groups (with the first quintile including the 20% of funds with the lowest management fees); two Funds ranked in the third quintile; and one Fund ranked in the fourth quintile. They also noted the adviser's explanation that the latter Fund, International Fund, invests a portion of its assets in categories of stocks which are outside the MSCI EAFE Index (i.e., emerging markets and small-cap stocks), so that its management fees would be expected to be higher than those of international funds which invest solely in EAFE-type stocks.

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104

OTHER INFORMATION (UNAUDITED)

In the case of the subadvised Funds, the trustees also considered information provided by the subadvisers concerning the management fees they charge to other comparable mutual funds and to other accounts with similar investment objectives and policies. The trustees concluded that the subadvisory fees borne by these Funds are generally comparable to those charged by the subadvisers to other comparable funds. They also concluded that where the fees charged to other, non-fund accounts with similar investment objectives and policies are lower than those charged to the Funds, the non-fund accounts generally require less work on the part of the subadviser due to less active cash flows, the absence of Investment Company Act regulatory requirements, and other factors.

The trustees noted that to the extent the Funds-of-Funds invest in affiliated underlying funds, the investment adviser receives advisory fees both from the affiliated underlying funds and from the Funds-of-Funds which invest in them. The trustees were satisfied in this regard that the investment adviser provides services to the Funds-of-Funds which are separate from, and in addition to, the services which it provides to the affiliated underlying funds, thus justifying the second layer of advisory fees which is paid in such instances.

Based on all this information, the trustees concluded that the total expenses borne by the Funds are reasonable in relation to the services provided, and that the investment adviser's level of profitability from its advisory agreements with the Funds is well within reason.

ECONOMIES OF SCALE: The investment adviser provided the trustees with its estimate of how large a Fund must be before the adviser begins to realize economies of scale under its management agreement. The investment adviser also noted that under its unitary fee agreement, economies of scale can change from year to year as the amounts charged by third-party service providers and borne by the adviser change. Although one Fund was at, and another Fund was somewhat above, the size at which the adviser estimated economies of scale begin, the adviser noted that these Funds' total expense ratios rank well in their Morningstar groups and that their profitability to the adviser was down from the prior year. Accordingly, the adviser stated that it was not recommending the institution of breakpoints in the Funds' management fee schedules at this time. The trustees, taking these factors into account and also noting that the adviser bears the risk of increases in third-party expenses under its unitary fee agreement, determined not to pursue breakpoints for the Funds at this time.

OTHER BENEFITS TO THE INVESTMENT ADVISER AND SUBADVISERS FROM THEIR RELATIONSHIPS WITH THE FUNDS: The trustees also considered the nature and extent of other benefits which may flow to the investment adviser and subadvisers from their relationships with the Funds. As discussed above, the trustees noted that to the extent the Funds-of-Funds invest in affiliated underlying funds, the fees which the investment adviser receives from the affiliated underlying funds are increased. However, the trustees were satisfied that the investment adviser provides separate services for the two layers of fees which are paid in such instances.

The trustees also noted that the investment adviser and some subadvisers execute a portion of the Funds' portfolio transactions on a "soft dollar" basis, pursuant to which the adviser and subadvisers receive research services from or through the executing brokers. In connection with each regular board of trustees meeting, the trustees review a third-party evaluation of the quality of execution of the portfolio transactions executed by the investment adviser on behalf of the Funds. The trustees noted that these evaluations generally have indicated that the quality of the Funds' executions compares favorably with that of other mutual funds. The trustees also noted that the reported execution and soft dollar benefits received by the subadvisers were reasonable in light of the transactions each subadviser executes on behalf of the Funds. Based on these reviews, the trustees were satisfied with the quality of execution of the Funds' portfolio transactions and did not believe the soft dollar benefits received by the investment adviser and subadvisers were excessive. The trustees also considered the adviser's stated intention to increase its use of soft dollar research in the coming year in order to partially offset its increased investment in portfolio management personnel and tools, and concluded that this is not unreasonable.

Based on the foregoing information, the trustees concluded that while additional benefits flow to the investment adviser and subadvisers from their relationships with the Funds, the nature and extent of these additional benefits are not unreasonable when considered in the context of the overall services provided to, and fees received from, the Funds by these entities.

BOARD OF TRUSTEES CONCLUSION: After taking the foregoing information and the other information provided by the investment adviser and subadvisers into account, the board of trustees, acting in the exercise of its business judgment, unanimously approved the investment advisory agreement and the subadvisory agreements referred to above. In doing so, the board did not assign specific weights to the various factors considered, nor did it deem any one factor or set of factors to be decisive. Instead, it considered the total mix of information provided to it in reaching its decisions.

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                                                                             105

TRUSTEES AND OFFICERS

Each trustee and officer oversees 27 portfolios in the fund complex, which consists of the Ultra Series Fund with 13 portfolios and the MEMBERS Mutual Funds with 14 portfolios. The address of each trustee and officer is 5910 Mineral Point Road, Madison WI 53705. The Statement of Additional Information, which includes additional information about the trustees and officers, is available at no cost on the SEC's web site at www.sec.gov or by calling CUNA Mutual Life Insurance Company at 1-800-798-5500.

NAME;
POSITION(S) HELD WITH THE FUND & YEAR ELECTED(1);  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS;
YEAR OF BIRTH                                      OTHER OUTSIDE DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------------------------------
David P. Marks, CFA                                CUNA Mutual Insurance Society: Chief Investment
Trustee, President &                               Officer (since 2005); MEMBERS Capital Advisors,
Principal Executive Officer (2006)                 Inc.: President (since 2005); CUNA Mutual Life
1947                                               Insurance Company: Chief Investment Officer (since
                                                   2005); Citigroup Insurance Investors: Chief
                                                   Investment Officer (2004-2005); CIGNA Investments:
                                                   Chief Investment Officer, (2002-2004); Green
                                                   Mountain Partners: Partner (2001-2002); Allianz
                                                   Investments: Chief Investment Officer,
                                                   (1991-2001).
                                                   Other Directorships: CBRE Realty Finance
-----------------------------------------------------------------------------------------------------
Lawrence R. Halverson, CFA                         MEMBERS Capital Advisors, Inc.: Managing Director,
Trustee (1997)                                     Equities (since 2006), Senior Vice
Vice President (1988)                              President-Equities (1996-2006).
1945                                               Other Directorships: None
-----------------------------------------------------------------------------------------------------
Mary E. Hoffmann, CPA                              MEMBERS Capital Advisors, Inc.: Vice
Treasurer (1999)                                   President-Finance and Operations (since 2006),
1970                                               Assistant Vice President-Finance and Operations
                                                   (2001-2005) and Product Operations and Finance
                                                   Manager (1998-2001).
                                                   Other Directorships: None
-----------------------------------------------------------------------------------------------------
Holly S. Baggot                                    MEMBERS Capital Advisors, Inc.: Director, Mutual
Secretary and Assistant Treasurer (2003)           Fund Operations, (since 2006), Operations
1960                                               Officer-Mutual Funds (2005-2006), and Senior
                                                   Manager Product and Fund Operations (2001-2005).
                                                   Other Directorships: None
-----------------------------------------------------------------------------------------------------
Dan P. Owens                                       MEMBERS Capital Advisors, Inc.: Director,
Assistant Treasurer (2001)                         Investment Operations, (since 2006), Operations
1966                                               Officer-Investments (2005-2006), and Senior
                                                   Manager Portfolio Operations (2001-2005).
                                                   Other Directorships: None
-----------------------------------------------------------------------------------------------------
Molly Nelson                                       MEMBERS Capital Advisors, Inc.: Chief Compliance
Chief Compliance Officer (2005)                    Officer (since May 2005); Harris Associates L.P.:
1962                                               Chief Compliance Officer/Advisor (1985-2005).
                                                   Other Directorships: None
-----------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------
Rolf F. Bjelland, CLU                              Lutheran Brotherhood Mutual Funds: Chairman and
Chairman (2006)                                    President (1983-2002); Lutheran Brotherhood (now
Trustee (2003)                                     Thrivent Financial) Chief Investment Officer
1938                                               (1983-2002).
                                                   Other Directorships: Regis Corp, Director (since
                                                   1982).
-----------------------------------------------------------------------------------------------------
Linda S. Foltz, CPA                                Dougherty Consulting, LLC: President/Owner (since
Trustee (Nov. 2006)                                2005); Direct Supply, Inc.: Executive Vice
1950                                               President of Corporate Development and Chief
                                                   Financial Officer (1988-2005).
                                                   Other Directorships: Direct Supply, Inc., Director
                                                   (since 2003).
-----------------------------------------------------------------------------------------------------
Steven P. Riege                                    The Rgroup: Owner/President (since 2001); Robert
Trustee (2005)                                     W. Baird & Company: Senior Vice President
1954                                               Marketing and First Vice President Human Resources
                                                   (1986-2001).
                                                   Other Directorships: None
-----------------------------------------------------------------------------------------------------
Richard E. Struthers                               Clearwater Capital Management: Chairman and Chief
Trustee (2004)                                     Executive Officer (since 1998).
1952                                               Other Directorships: None
-----------------------------------------------------------------------------------------------------

(1) The board of trustees adopted term limits authorizing each independent trustee to serve in such capacity until the first to occur: (1) serving one twelve-year term, or (2) reaching the age of 72.

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

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108

                            (CUNA MUTUAL GROUP LOGO)

                       CUNA Mutual Life Insurance Company
                               2000 Heritage Way
                               Waverly, IA 50677

Form 1965

ITEM 2. CODE OF ETHICS.

As of the period ended December 31, 2006, Ultra Series Fund (also referred to herein as the "Registrant," or the "Trust") has adopted a code of ethics ("Code") that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Richard E. Struthers, who is an "independent" trustee for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

     For the fiscal years ended December 31, 2006 and December 31, 2005 respectively, the aggregate fees for professional services rendered by Deloitte & Touche LLP ("Deloitte & Touche"), the Trust's independent public accountant, for the audit of the Trust's annual financial statements and services normally provided by such firm in connection with statutory and regulatory filings and engagements for such fiscal years, totaled $157,094 and $125,825 respectively.

(b)  Audit Related Fees

     For the fiscal years ended December 31, 2006 and December 31, 2005 respectively, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust's annual financial statements other than those referenced in paragraph (a) above, totaled $0.

(c)  Tax Fees

     For the fiscal years ended December 31, 2006 and December 31, 2005 respectively, the aggregate fees for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning for such fiscal years, totaled $2,721 and $2,553 respectively, in each case 100% of which were pre-approved by the Audit Committee.

     Included in the scope of services comprising the fees disclosed under this
     Item 4(c) were the following services: review excise tax calculations and related distributions for the International Stock, High Income, Global Securities, and Mid Cap Growth Funds.

(d)  All Other Fees

     For the fiscal years ended December 31, 2006 and December 31, 2005 respectively, the aggregate fees for professional services rendered by Deloitte & Touche for products and services other than those reported in subparagraphs (a) through (c) of this Item 4, for such fiscal years, totaled $0.

(e)(1) Pursuant to Rule 2-01(a)(c)(7) of Regulation S-X, the Audit Committee has established pre-approval policies and procedures with respect to audit, audit-related, tax, and other non-audit services. A copy of such pre-approval policies and procedures is attached hereto as Appendix A.

(e)(2) The Audit Committee has approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through
     (d), which such services are described above.

(f)  Not applicable.

(g) During the Trust's fiscal years ended December 31, 2006 and December 31, 2005, the aggregate non-audit fees billed by Deloitte & Touche for services rendered to the Trust, and to MEMBERS Capital Advisors, Inc. ("MCA"), the Trust's investment adviser, and to any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the Trust, totaled $0.

(h) The Trust's Audit Committee has considered the provision of the non-audit services that were rendered to MCA, and any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph Rule 2-01(c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte & Touche's independence.

ITEMS 5.

The Registrant's board of trustees has determined that the Registrant has a separately-designated standing audit committee. The names of the audit committee are Rolf F. Bjelland, Linda S. Foltz, Steven P. Riege, and Richard E. Struthers.

ITEMS 6. SCHEDULE OF INVESTMENTS

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, the Registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

     (b) There were no significant changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's most recent second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)  Code of Ethics.

     (b)  Certifications of the President and Treasurer of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ULTRA SERIES FUND


BY: /s/ David P. Marks
    ---------------------------------
    David P. Marks
    President

DATE: February 20, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


BY: /s/ David P. Marks
    ---------------------------------
    David P. Marks
    President, Ultra Series Fund

DATE: February 20, 2006


BY: /s/ Mary E. Hoffmann
    ---------------------------------
    Mary E. Hoffmann
    Treasurer, Ultra Series Fund

DATE: February 20, 2006

                                  EXHIBIT INDEX

Exhibit 12 (a) - Code of Ethics

Exhibit 12(b)(i) - Certification of David P. Marks, President, Ultra Series Fund

Exhibit 12(b)(ii) - Certification of Mary E. Hoffmann, Treasurer, Ultra Series Fund

EX-99.906CERT MAIL - 906 Certification